UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Montpelier Re Holdings Ltd.
(Name of Registrant as Specified In Its Charter)

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MONTPELIER RE HOLDINGS LTD.

Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda

NOTICE OF 2014 ANNUAL GENERAL MEETING OF MEMBERS (herein referred to as “Shareholders”)

To Be Held on May 16, 2014 at 10:30 a.m. Atlantic Daylight Time

To Shareholders:

The 2014 Annual General Meeting of Shareholders (the “2014 Annual Meeting”) of Montpelier Re Holdings Ltd. (the “Company”) will be held at the Company’s Principal Executive Offices at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda on May 16, 2014, at 10:30 a.m. Atlantic Daylight Time.  At this meeting you will be asked to consider and vote on the following proposals:

1)             To fix the number of directors of the Company at twelve and to elect one Class B and four Class C director nominees to the Company’s Board of Directors (the “Board”) for terms expiring in 2016 and 2017, respectively,

2)             To elect the designated company directors in respect of Montpelier Reinsurance Ltd. (“Montpelier Re”), a wholly-owned reinsurance company organized under the laws of Bermuda,

3)             To approve the adoption of the Company’s Amended and Restated Bye-Laws, which, if adopted, would go into effect from the conclusion of the 2014 Annual Meeting,

4)             To appoint PricewaterhouseCoopers Ltd., an independent registered public accounting firm, as the Company’s independent auditor for 2014 and to authorize the Board, acting by the Company’s Audit Committee, to set their remuneration, and

5)             To hold an advisory vote to approve executive compensation.

In addition, we will consider any other business as may properly come before the 2014 Annual Meeting and any adjournments thereof.

The Company’s audited consolidated financial statements as of and for the year ended December 31, 2013, which are included in the Company’s Annual Report on Form 10-K (the “2013 Form 10-K”), as approved by the Board, will be presented at the 2014 Annual Meeting, pursuant to the provisions of the Bermuda Companies Act 1981, as amended (the “Companies Act”), and the Company’s Bye-Laws.

The close of business on March 20, 2014 has been fixed as the record date for determining the Shareholders entitled to notice of, and to vote at, the 2014 Annual Meeting or any adjournments thereof. For a period of at least ten days prior to the 2014 Annual Meeting, a complete list of Shareholders entitled to vote at the 2014 Annual Meeting will be open for examination by any Shareholder during ordinary business hours at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.  This Proxy Statement, the Notice of the 2014 Annual General Meeting of Shareholders and the accompanying form of proxy are being first mailed to Shareholders on or about April 4, 2014.

The Company’s Proxy Statement and 2013 Annual Report (which contains the 2013 Form 10-K) are also available at https://materials.proxyvote.com/G62185.

Shareholders are urged to complete, date, sign and return the enclosed proxy card to the Company in the accompanying envelope, which does not require postage if mailed in the United States. Signing and returning a proxy card will not prohibit you from attending the 2014 Annual Meeting. Please note that the person designated as your proxy need not be a Shareholder. Persons who hold their common shares in a brokerage account or through a nominee will likely have the added flexibility of directing the voting of their common shares by telephone or over the internet.

By Order of the Board,

Jonathan B. Kim
Secretary
Pembroke, Bermuda
March 26, 2014

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THE COMPANY

We were incorporated as an exempted Bermuda limited liability company under the laws of Bermuda on November 14, 2001. Through our subsidiaries and affiliates in Bermuda, the United Kingdom (the “U.K.”) and the U.S. (collectively “Montpelier”), we provide customized and innovative insurance and reinsurance solutions to the global market. Through our affiliates in Bermuda, we also provide institutional and retail investors with the opportunity to directly invest in global property catastrophe reinsurance risks.

Montpelier Re, our wholly-owned operating subsidiary based in Pembroke, Bermuda, is registered as a Bermuda Class 4 insurer. Montpelier Re seeks to identify and underwrite attractive insurance and reinsurance opportunities by combining underwriting experience with proprietary risk pricing and capital allocation models and catastrophe modeling tools. Montpelier Re focuses on writing short-tail U.S. and international catastrophe treaty reinsurance on both an excess-of-loss and proportional basis.  Montpelier Re also writes specialty treaty reinsurance, including casualty, aviation, space, personal accident, workers’ compensation catastrophe, political violence and terrorism classes of business, as well as insurance and facultative reinsurance business.

Montpelier Syndicate 5151 (“Syndicate 5151”), our wholly-owned Lloyd’s of London (“Lloyd’s”) syndicate based in London, was established in July 2007. Syndicate 5151 underwrites property insurance and reinsurance, engineering, marine hull and liability, cargo and specie and specialty casualty classes sourced mainly from the London, U.S. and European markets.  Montpelier Capital Limited, our wholly-owned subsidiary based in London, serves as Syndicate 5151’s corporate underwriting member of Lloyd’s.  Montpelier at Lloyd’s Limited (“MAL”), our wholly-owned Lloyd’s Managing Agent based in London, manages Syndicate 5151.  Montpelier Underwriting Services Limited (“MUSL”), our wholly-owned subsidiary based in London, provides support services to Syndicate 5151, MAL and MCL. Montpelier Underwriting Inc. (“MUI”), our wholly-owned Lloyd’s Coverholder, is authorized to enter into contracts of insurance and reinsurance and/or issue documentation on behalf of Syndicate 5151. MUI, based in Woburn, Massachusetts, underwrites reinsurance business on behalf of Syndicate 5151 through managing general agents and intermediaries.

Our asset management platform, which we market under the name Blue Capital® (Blue Capital is a registered trademark of the Company), was launched in 2012 and consists primarily of the assets and operations of Blue Water Re Ltd. (“Blue Water Re”), Blue Capital Management Ltd. (“BCML”), Blue Capital Insurance Managers Ltd. (“BCIML”) and Blue Capital Reinsurance Holdings Ltd. (“BCRH”) and its subsidiaries.

Blue Water Re, our wholly-owned Bermuda-based special purpose insurance vehicle, provides property catastrophe reinsurance protection and related products to Montpelier Re and other third-party insurance and reinsurance companies.  Blue Water Re was established in November 2011 and commenced its operations in June 2012.

BCML and BCIML are our wholly-owned Bermuda-based subsidiaries which provide investment and insurance management services to: (i) Blue Water Re; (ii) various segregated accounts that invest in Blue Water Re; and (iii) BCRH and its subsidiaries.

BCRH is a Bermuda-based exempted limited liability holding company which provides fully-collateralized property catastrophe reinsurance and invests in various insurance-linked securities through its wholly-owned Bermuda-based subsidiaries Blue Capital Re Ltd. (“Blue Capital Re”) and Blue Capital Re ILS Ltd. (“Blue Capital Re ILS”). The underwriting decisions and operations of BCRH and its subsidiaries are managed by BCML and BCIML, and each uses Montpelier’s reinsurance underwriting expertise and infrastructure to conduct its business. BCRH commenced its operations in November 2013 and, pursuant to an initial public offering (the “IPO”), its common shares are listed on the New York Stock Exchange, under the symbol BCRH, and the Bermuda Stock Exchange, under the symbol BCRH.BH.

Blue Capital Global Reinsurance Fund Limited (the “BCGR Listed Fund”) is a closed-ended mutual fund incorporated in Bermuda that serves as the feeder fund for a segregated account that invests in Blue Water Re. The BCGR Listed Fund commenced its operations in October 2012 and its ordinary shares are listed on the Specialist Fund Market of the London Stock Exchange, under the symbol BCGR, and on the Bermuda Stock Exchange, under the symbol BCGR.BH.  As of December 31, 2013, Montpelier Re owned 29.0% of the BCGR Listed Fund’s ordinary shares.

Montpelier Technical Resources Ltd. (“MTR”), our wholly-owned subsidiary based in Woburn, Massachusetts and Hanover, New Hampshire, provides accounting, finance, legal, risk management, information technology, internal audit, human resources and advisory services to the Company and many of its subsidiaries.

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MONTPELIER RE HOLDINGS LTD.

Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda

PROXY STATEMENT

2014 Annual General Meeting of Shareholders

May 16, 2014

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board to be voted at the 2014 Annual Meeting to be held at the Company’s Principal Executive Offices at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda on May 16, 2014 at 10:30 a.m. Atlantic Daylight Time, or any postponement or adjournment thereof. This Proxy Statement, the Notice of 2014 Annual Meeting and the accompanying form of proxy are being first mailed to Shareholders on or about April 4, 2014.

As of the close of business on March 20, 2014, the record date for the determination of persons entitled to receive notice of, and to vote at, the 2014 Annual Meeting, there were 47,156,758 common shares of the Company outstanding, par value U.S. 1/6 cent per share (“Common Shares”).  Common Shares are the only class of our share capital entitled to vote at the 2014 Annual Meeting.  Common Shares are quoted on the New York Stock Exchange, Inc. (the “NYSE”) under the symbol “MRH” and on the Bermuda Stock Exchange under the symbol “MRH.BH.”

Holders of Common Shares are entitled to one vote on each matter to be voted upon by the Shareholders at the 2014 Annual Meeting for each Common Share held. Pursuant to the Company’s Bye-Law 51, if, and so long as, the Controlled Shares (as defined below) of any person would otherwise represent more than 9.5% of the voting power of all of the Common Shares entitled to vote at an election of directors, then the votes conferred by the Controlled Shares owned by such person shall be reduced by whatever amount is necessary so that after any such reduction such votes shall constitute no more than 9.5% of the total voting power of all the Common Shares entitled to vote at any election of directors as set forth in the Company’s Bye-Laws. A Shareholder’s voting power in excess of 9.5% will be redistributed proportionally among the other Shareholders so that 100% of the voting power of all Common Shares is entitled to be cast.  Such reduction of voting power may have the effect of increasing another Shareholder’s voting power to more than 9.5%, thereby requiring a corresponding reduction in such other Shareholder’s voting power and a corresponding proportional redistribution of such reduction.  In addition, our Board may adjust a Shareholder’s voting rights to the extent that it reasonably determines in good faith that it is necessary to do so to avoid adverse U.S. tax consequences or materially adverse legal or regulatory treatment to the Company or any subsidiary of the Company or to any Shareholder or affiliate controlled by such Shareholder. “Controlled Shares” shall include, among other things, all Common Shares that a person is deemed to beneficially own directly, indirectly or constructively within the meaning of Section 958 of the U.S. Internal Revenue Code (the “Code”).

In order to determine the number of Controlled Shares owned by each Shareholder, we are authorized to request any Shareholder to provide information as to that Shareholder’s beneficial share ownership, the names of persons having beneficial ownership of the Shareholder’s Common Shares or relationships with other Shareholders. We may, in our reasonable discretion, reduce or disregard the votes attached to Common Shares of any holder failing to respond to such a request or submitting incomplete or inaccurate information.  In 2014, we anticipate the need to reduce the voting power of at least one Shareholder in accordance with Bye-Law 51 as described above.  See “Section 16(a) Beneficial Ownership Reporting Compliance.”

The presence of two or more persons present in person and representing in person or by proxy in excess of 50% of the total combined voting power (that is, the number of maximum possible votes entitled to attend and vote at a general meeting, after giving effect to Bye-law 51) of all of the issued and outstanding Common Shares throughout the meeting shall form a quorum for the transaction of business at the 2014 Annual Meeting.

At the 2014 Annual Meeting, Shareholders will also receive the report of our independent registered public accounting firm and may be asked to consider and take action with respect to such other matters as may properly come before the 2014 Annual Meeting.

Each of the proposals presented herein will be decided by the affirmative vote of a majority of the voting rights attached to the Common Shares voted at the 2014 Annual Meeting, except for Proposal 3, which will be decided by the affirmative vote of at least two-thirds of the total number of Common Shares entitled to vote at the 2014 Annual Meeting, subject to Bye-law 51, provided a quorum is present.  The Company intends to conduct all voting at the 2014 Annual Meeting by poll to be requested by the Chairman of the meeting, in accordance with the Company’s Bye-Laws.  While the advisory vote on Proposal 5, “Advisory Vote to Approve Executive Compensation”  will not be binding upon the Company, the Board will consider the outcome of this vote when considering executive compensation.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2014.  The Proxy Statement and the 2013 Annual Report are available at https://materials.proxyvote.com/G62185.

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 About the 2014 Annual Meeting

Where and when will the 2014 Annual Meeting be held?

The 2014 Annual Meeting will be held at the Company’s Principal Executive Offices at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda on May 16, 2014 at 10:30 a.m. Atlantic Daylight Time.

What will I be voting on?

At this meeting you will be asked to consider and vote on the following proposals:

1)             To fix the number of directors of the Company at twelve and to elect one Class B and four Class C director nominees to the Board for terms expiring in 2016 and 2017, respectively,

2)             To elect the designated company directors in respect of Montpelier Re,

3)             To approve the adoption of the Amended and Restated Bye-Laws, which, if adopted, will go into effect from the conclusion of the 2014 Annual Meeting,

4)             To appoint PricewaterhouseCoopers Ltd., an independent registered public accounting firm, as the Company’s independent auditor for 2014 and to authorize the Board, acting by the Company’s Audit Committee, to set their remuneration, and

5)             To hold an advisory vote to approve executive compensation.

In addition, we will consider any other business as may properly come before the 2014 Annual Meeting and any adjournments thereof.

How do I vote my Common Shares?

You can vote either in person at the 2014 Annual Meeting or by proxy whether or not you can attend the 2014 Annual Meeting.

To vote by proxy, you must either:

•         complete the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope,

•         vote by telephone (instructions are on the proxy card), or

•         vote by Internet (instructions are on the proxy card).

Can I change my vote?

Yes.  Any Shareholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company, at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda, a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the 2014 Annual Meeting.

What if I don’t vote for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, your Common Shares will be voted in accordance with the Board’s recommendations.

How many votes are required to elect directors and to adopt the proposals?

Except as described below, each of the Shareholder proposals presented herein will be decided by the affirmative vote of a majority of the voting rights attached to the Common Shares voted at the 2014 Annual Meeting, subject to Bye-law 51, provided a quorum is present. However, Proposal 3: “Adoption of the Amended and Restated Bye-Laws” requires approval by the affirmative vote of at least two-thirds of the total number of Common Shares entitled to vote at the 2014 Annual Meeting. See “Proposal 3 - Adoption of the Amended and Restated Bye-Laws.” The Company intends to conduct all voting at the 2014 Annual Meeting by poll to be requested by the Chairman of the meeting, in accordance with the Company’s Bye-Laws. While the advisory vote on Proposal 5, “Advisory Vote to Approve Executive Compensation” will not be binding upon the Company, the Board will consider the outcome of this vote when considering executive compensation.

Could other matters be decided at the 2014 Annual Meeting?

Neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of 2014 Annual Meeting and this Proxy Statement.  If any other business should come properly before the meeting, or any adjournment thereof, the proxyholders will vote on such matters at their discretion.

What happens if the meeting is postponed or adjourned?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting.  You will still be able to change or revoke your proxy until it is voted.

How can I access proxy materials and the 2013 Annual Report electronically?

The Proxy Statement and the 2013 Annual Report are available at https://materials.proxyvote.com/G62185.

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Solicitation and Revocation

PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD.

Such persons designated as proxies serve as officers of the Company. Any Shareholder desiring to appoint another person to represent him or her at the 2014 Annual Meeting may do so either by inserting such person’s name in the blank space provided on the accompanying form of proxy or by completing another form of proxy and, in either case, delivering an executed proxy to the Secretary of the Company at the address indicated herein before the time of the 2014 Annual Meeting. It is the responsibility of the Shareholder appointing such other person to represent him or her as proxy to inform such person of this appointment.

All Common Shares represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions given thereon. If no instructions are provided in a properly executed proxy, it will be voted in accordance with the Board’s recommendations as set forth on the accompanying form of proxy and in accordance with the proxyholder’s best judgment as to any other business as may properly come before the 2014 Annual Meeting. If a Shareholder appoints a person other than the persons named in the enclosed form of proxy to represent him or her, such person will vote the Common Shares in respect of which he or she is appointed proxyholder in accordance with the directions of the Shareholder appointing him or her. Any Shareholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company, at Montpelier House, 94 Pitts Bay Road, Pembroke HM08, Bermuda, a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the 2014 Annual Meeting. Attendance at the 2014 Annual Meeting by a Shareholder who has executed and delivered a proxy to us shall not constitute a revocation of such proxy.

Member brokerage firms of the NYSE that hold Common Shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions, vote in their discretion upon the proposal to appoint PricewaterhouseCoopers Ltd., an independent registered public accounting firm, as the Company’s independent auditor for 2014 and to authorize the Company’s Board, acting by the Company’s Audit Committee, to set their remuneration. The elections of directors, the adoption of the Company’s Amended and Restated Bye-Laws and the advisory vote to approve executive compensation are considered to be non-routine matters upon which a broker will not have discretionary authority to vote if no instructions are given by the beneficial owner of the Common Shares. Broker non-votes occur when Common Shares held for a beneficial owner are not voted.  If a Shareholder abstains from voting, or if a Shareholder’s Common Shares are treated as a broker non-vote, those Common Shares will not be considered as votes cast “For” or “Against” the proposal but will be included in the number of Common Shares represented for the purpose of determining whether a quorum is present.

We will bear the cost of solicitation of proxies. We have engaged the firm of Georgeson Shareholder Communications Inc. to assist us in the solicitation of proxies for a fee of $7,750, plus the reimbursement of reasonable out-of-pocket expenses. Further solicitation may be made by our directors, officers and employees personally, by telephone, by internet or otherwise, but such persons will not be specifically compensated for such services. We may also make, through bankers, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Shares. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the 2014 Annual Meeting to the beneficial owners of Common Shares which such persons hold of record.

PROPOSAL 1

APPROVAL OF A TWELVE MEMBER BOARD AND ELECTION OF DIRECTORS

The Company’s Bye-Laws provide for a classified Board, divided into three classes of approximately equal size. Each director serves a three-year term, except in the case of a director appointed to fill a casual vacancy.  Currently, the Board consists of eleven directors.

At the 2014 Annual Meeting, Shareholders are requested to fix the number of directors at twelve and to elect one Class B and four Class C director nominees for terms expiring in 2016 and 2017, respectively.

Messrs. Eisenson, Harris, Keizer, Marsh and Winchester have been nominated for election as directors at the 2014 Annual Meeting by the Compensation and Nominating Committee (the “Compensation Committee”).  If elected, Mr. Keizer will serve as a Class B director for a two-year term expiring at the Company’s 2016 Annual General Meeting of Shareholders and each of Messrs. Eisenson, Harris, Marsh and Winchester will serve as Class C directors for a three-year term expiring at the Company’s 2017 Annual General Meeting of Shareholders or until their respective successors are elected and qualified.  In the event that Shareholders fail to elect each of the director nominees, the number of director nominees elected plus the number of directors previously elected shall be deemed to be the number of directors so fixed.

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1 WHICH CALLS FOR THE APPROVAL OF A TWELVE MEMBER BOARD AND ELECTION OF THE DIRECTOR NOMINEES.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Director Nominees

The current members and nominees of the Board and terms of each class are set forth below:

			Director
Name	Age	Position	Since

Class A - term expiring 2015

John G. Bruton	66	Director	2010
John D. Collins	75	Director	2007
Candace L. Straight	66	Director	2006
Anthony Taylor	68	Chairman	2001

Class B - term expiring 2016

Morgan W. Davis	63	Director	2006
Henry R. Keizer *	57	Director Nominee	2013
John F. Shettle, Jr.	59	Director	2004
Susan J. Sutherland	56	Director	2013

Class C - term expiring 2014

Michael R. Eisenson *	58	Director Nominee	2011
Christopher L. Harris *	44	Director Nominee, President and CEO	2008
Nicholas C. Marsh *	58	Director Nominee	—
Ian M. Winchester *	67	Director Nominee	2007

*  Nominated for election at the 2014 Annual Meeting.

Each of the director nominees for election at the 2014 Annual Meeting have been nominated by the Compensation Committee, and director nominees Eisenson, Harris and Winchester were previously elected by Shareholders.

Mr. Thomas G.S. Busher retired from the Board on May 17, 2013, the end of his existing term as a Class B director, in connection with his retirement as Chief Operating Officer (“COO”), Executive Vice President (“EVP”) and Head of European Operations of the Company on December 31, 2013.  See “Compensation Discussion and Analysis - Transition Letter.”

Mr. Heinrich Burgi, an independent Class B director resigned from the Board on June 30, 2013. Following Mr. Burgi’s resignation from the Board, under the direction of the Chairman, the Company engaged Spencer Stuart to assist the Compensation Committee in identifying qualified director candidates.  Spencer Stuart recommended several potential candidates from which the Compensation Committee identified those with whom they wished to interview.  Of the final candidates and following interviews with members of the Board, including the Chairman and each of the Committee Chairmen, Mr. Keizer was identified as the most suitable candidate and thereafter, the Compensation Committee recommended that the Board appoint Mr. Keizer to the Board to fill the casual vacancy resulting from Mr. Burgi’s resignation. Mr. Keizer was appointed to the Board on November 15, 2013 as a Class B independent director.  Mr. Marsh was initially recommended as a director nominee by Mr. Taylor and, following interviews with the majority of the Board, on February 25, 2014, Mr. Marsh was nominated by the Board as a Class C independent director for election by the Shareholders at the 2014 Annual Meeting.

The following information presents the principal occupation, business experience, and recent business activities involving the Company and other affiliations of the directors and director nominees:

Class A Directors, term expiring in 2015:

John G. Bruton.  Mr. Bruton has served as Prime Minister (Taoiseach) of Ireland from 1994 to 1997 and previously as Minister for Finance, Minister for Industry and Energy and Minister for Industry and Trade.  He was also President of the Council of the European Union in 1996, member of the Presidency (Preasidium) of the Convention on the Future of Europe from 2001 to 2004 and Ambassador of the European Union to the United States from 2004 to 2009.  He is currently a member of the Board of Directors of the Ingersoll Rand Corporation, Co-operation Ireland and the Centre for European Policy Studies.  He is also a Distinguished Fellow at the Centre for Transatlantic Studies at Johns Hopkins University.  He serves as President of IFSC Ireland and as Chairman of he Public Oversight Committee of Deloitte (Ireland).  Mr. Bruton has an extensive understanding of institutional structures and policies, especially within the European Union and in terms of its relations with other regions, economies and markets.

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John D. Collins.  Mr. Collins is currently a director of Suburban Propane Partners, L.P. (“Suburban”).  In 1999, he retired from his role as a senior audit partner with KPMG LLP (“KPMG”) in New York City.  Since then he has been a consultant to KPMG and subsequently to a number of other companies.  During his career, Mr. Collins served a five-year term as the U.S. representative on the International Auditing Procedures Committee, which developed auditing standards for use worldwide.  He has also previously served as a director of Mrs. Fields’ Original Cookies, Inc., a trustee of eight investment companies in the Columbia Atlantic Mutual Funds Group and as a member of the Board of Le Moyne College in Syracuse, New York. Mr. Collins has extensive knowledge and understanding of generally accepted accounting principles and auditing standards.  With his strong financial and accounting background, Mr. Collins serves as our Audit Committee Chair and meets the U.S. Securities and Exchange Commission (the “SEC”) definition of an audit committee financial expert.

Candace L. Straight.  Ms. Straight is currently a self-employed investment banking consultant specializing in the insurance industry.  From 1998 to 2003, she was an Advisory Director of Securitas Capital, LLC (“Securitas”), a global private equity investment firm specializing in insurance and financial services related industries.  She is currently a director of Neuberger Berman Mutual Funds and is a current or former member or trustee of numerous non-profit boards and commissions.  Throughout her career she has worked for numerous corporations, including Merck & Co. Inc. and Bankers Trust Company.  From 1987 to 1996, Ms. Straight was a principal of Head & Company LLC, a merchant banking firm specializing in the insurance industry. Head & Company LLC acquired numerous companies, including Integon Corporation, Sphere Drake and Marketing One. Ms. Straight was president of Integon Corporation from 1990 to 1992 and served as a director until 1995.  She also served as a director of Integon Life, Marketing One and Drake Holdings.  Ms. Straight has extensive experience in the areas of capital and investment management, capital markets and strategic planning.

Anthony Taylor. Mr. Taylor currently serves as our Non-Executive Chairman, a post he has held since January 1, 2010.  He previously served as the Company’s President, Chief Executive Officer (“CEO”) and Executive Chairman. From 1983 to 1998, Mr. Taylor served as the Active Underwriter for Lloyd’s Syndicate Number 51 “A Taylor & Others,” a non-marine syndicate, which was managed initially by Willis Faber Agencies and later by Wellington Underwriting Agencies Limited (“Wellington Agencies”).  From 1999 to 2001, Mr. Taylor was Chairman of Wellington Underwriting Inc., as well as Underwriting Director of Wellington Agencies.  During 2001, Mr. Taylor was Chairman of Wellington Agencies and Deputy Chairman of Wellington Underwriting plc (“Wellington Underwriting”). Mr. Taylor is a Fellow of the Chartered Insurance Institute and has held various committee and board positions for the Lloyd’s market.  From 2010 to 2012, Mr. Taylor served on the Board of Hardy Underwriting Bermuda Limited and during that same period he also served on the Board of CATCo Reinsurance Opportunities Fund Ltd. as Non-Executive Chairman.  Mr. Taylor has more than forty-five years of experience in the global insurance and reinsurance industries and is an experienced public company executive and director.

Class B Directors and Director Nominees, term expiring in 2016:

Morgan W. Davis.  Mr. Davis currently serves as a director of White Mountains Insurance Group, Ltd. (“White Mountains”).  He also serves as a director of OneBeacon Insurance Group, Ltd. (“OneBeacon”), a specialty insurer and an affiliate of White Mountains, and was formerly a Managing Director at OneBeacon from 2001 to 2005.  From 1994 to 2001, Mr. Davis served in various executive capacities at White Mountains.  Mr. Davis also previously served as a director of Answer Financial Inc. and Esurance Holdings, Inc., which were both wholly-owned subsidiaries of White Mountains.  Prior to that, he was with Fireman’s Fund Insurance Company for seven years and INA/Cigna Corporation (“CIGNA”) for ten years. In addition, Mr. Davis’ public service includes his role as a director on the Board of The African Development Foundation, an independent U.S. Federal agency established to support African-designed and African-driven solutions that address grassroots economic and social problems for marginalized populations. Mr. Davis has extensive insurance industry experience, specifically in the areas of underwriting and claims management, and is an experienced public company executive and director.

Henry R. Keizer. Mr. Keizer formerly served as Deputy Chairman and Chief Operating Officer of KPMG, the U.S.-based and largest individual member firm of KPMG International (“KPMGI”), a role from which he retired in December 2012.  KPMGI is a professional services organization which provides audit, tax and advisory services in 152 countries.  Prior to serving as Deputy Chairman and Chief Operating Officer of KPMG, Mr. Keizer held a number of key leadership positions throughout his 35 years at KPMGI providing him with perspective on the issues facing major companies and the evolving business environment.  Mr. Keizer served, among other positions, as Global Head of Audit, KPMGI from 2006 to 2010 and U.S. Vice Chairman of Audit, KPMG from 2005 to 2010 and he continues to serve as a director of Park Indemnity Limited, a Bermuda captive insurer of KPMGI.  Mr. Keizer has extensive knowledge and understanding of generally accepted accounting principles and auditing standards.  With his strong financial and accounting background, Mr. Keizer also meets the SEC definition of an audit committee financial expert.

John F. Shettle, Jr.  Mr. Shettle is currently an Operating Partner of Stone Point Capital, a private equity firm focused on the global financial services industry.  Prior to joining Stone Point, Mr. Shettle was a Senior Advisor and Operating Partner at Lightyear Capital, a private equity firm providing buyout and growth capital to companies in the financial services industry.  From August 2005 to November 2007, he was the President and CEO of the Victor O. Schinnerer Company, where he was responsible for running two of the largest underwriting management insurance organizations in North America, Victor O. Schinnerer & Company, Inc. and ENCON Group Inc.  Mr. Shettle has served as a Senior Managing Director of Securitas and was the CEO of AVEMCO Corporation and Tred Avon Capital Advisors, Inc.  Mr. Shettle is a director of Sagicor Financial Corporation and AAM Insurance Investment Management.  Mr. Shettle has more than thirty years of experience in the global insurance industry and has extensive experience in underwriting, finance and strategic and operational management.

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Susan J. Sutherland.  Ms. Sutherland previously served as a senior partner in the Financial Institutions Group of Skadden, Arps, Slate, Meagher & Flom LLP until her retirement in March 2013 after a thirty-year career with the firm.  For the past twenty years she has primarily represented U.S. and international insurance and reinsurance companies, investment banks, and private equity firms in insurance-related corporate transactions.  She has also advised on a broad range of corporate transactions in industries including healthcare, transportation, and industrial and consumer goods.  Ms. Sutherland presently serves on the Board of Directors of the New York Theatre Ballet and of Literacy, Inc., where she chairs the Governance Committee. She is a Governance Fellow of the National Association of Corporate Directors.  Ms. Sutherland has extensive legal experience and a broad knowledge of the U.S. and international insurance and reinsurance industries, having represented numerous industry participants in all lines of business. She also has experience in corporate finance, including initial public offerings, mergers and acquisitions, corporate restructurings, strategic planning, risk analysis, capital markets and investments.

Class C Directors, term expiring in 2014:

Michael R. Eisenson.  Mr. Eisenson is currently a Managing Director, the Chief Executive Officer and co-founder of Charlesbank Capital Partners, LLC (“Charlesbank”), a private equity investment firm based in Boston and New York.  Prior to co-founding Charlesbank in 1998, Mr. Eisenson was the President of Harvard Private Capital Group, Inc. (“Harvard”), Charlesbank’s predecessor. Before joining Harvard, Mr. Eisenson was with the Boston Consulting Group, a corporate-strategy consulting firm.  Mr. Eisenson also serves on the Board of Directors of Blueknight Energy Partners and Penske Auto Group, Inc., as well as several privately held Charlesbank portfolio companies.  Mr. Eisenson was formerly a director of CIFC Corp., Catlin Group Limited, Playtex Products, Inc. and Caliper Life Sciences.  Mr. Eisenson has extensive experience in the areas of finance and investments and is an experienced public company director.

Christopher L. Harris.  Mr. Harris currently serves as President and CEO of the Company.  He was promoted to President on January 1, 2008 and became CEO on July 1, 2008.  He originally joined the Company in 2002 as Chief Actuary and Senior Vice President (“SVP”) and was later named Chief Risk Officer in 2005 and Chief Underwriting and Risk Officer in 2006.  Prior to joining the Company, from 2001 to 2002, Mr. Harris was employed by Allianz Risk Transfer, where he was Chief Actuary, North America.  Prior to his employment with Allianz, Mr. Harris ran the actuarial and risk management consulting practice for KPMG Bermuda from 1998 to 2001.  Mr. Harris is a Fellow of the Casualty Actuarial Society, a Chartered Property and Casualty Underwriter and a Chartered Financial Analyst (“CFA”) and has extensive experience in the global insurance and reinsurance industries, particularly in the areas of underwriting, actuarial and strategic and operational management.

Nicholas C. Marsh:  Mr. Marsh was employed as Director of Corporate Underwriting and Director of Underwriting Review at Atrium Underwriting Group Limited from 2007 until his retirement in December 2013. During his forty-year career with Atrium, Mr. Marsh also served as the Active Underwriter of Syndicate 570 at Lloyd’s from 1989 to 2005, and prior to that as an Underwriter of Syndicate 570 from 1973 to 1989, as Chairman of Atrium Underwriters Limited from 2005 to 2007 and Chief Executive Officer of Atrium Underwriting Plc from 2000 to 2005. He has served as a trustee of the Lloyd’s Benevolent Fund since 2007 and, from 2008 to 2013, he served as a member of the Council of Lloyd’s.  Mr. Marsh has been selected a director nominee for his underwriting expertise and executive and governance experience, particularly in the London market.

Ian M. Winchester.  Mr. Winchester is currently a Managing Partner and Chairman of the Investment Committee of BHC Winton Funds, L.P. investment funds, which focus on providing capital to Lloyd’s syndicates, and the Managing Director - Insurance for Brooks, Houghton & Co., a privately owned specialist investment banking and fund management firm founded in 1989.  From 1985 to 2006, he was with T&H Holdings, Inc., parent of Toplis and Harding, Inc., one of the oldest independent insurance outsourced services companies in North America specializing in claims adjusting work, where he served as Chairman, President and CEO and where he continues to serve as a non-executive director.  From 1970 to 1985, he was with Winchester Bowring, Ltd., a specialist reinsurance broker at Lloyd’s and a subsidiary of Marsh & McLennan, Inc., where he served as Managing Director from 1976 to 1985, and from 1964 to 1970 he was with Alexander Howden, Ltd., now a part of Aon Corporation, where he served as an Assistant Director from 1968 to 1970.  Mr. Winchester has also been an Underwriting Member of Lloyd’s since 1978.  Mr. Winchester has over forty years of experience in the insurance and reinsurance industry, particularly in the areas of reinsurance brokerage, insurance loss adjusting and strategic and operational management.

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Executive Officers

(as of March 20, 2014)

			Executive
			Officer
Name	Age	Principal Position	Since
Christopher L. Harris (1) (2)	44	President and CEO	2006
Michael S. Paquette (3)	50	CFO and EVP	2007
Richard M.M. Chattock (4)	50	CEO, Montpelier at Lloyd’s	2014
Christopher T. Schaper (5)	49	President, Montpelier Re	2011
Timothy P. Aman (6)	47	Chief Risk Officer and SVP	2011
William Pollett (7)	46	Chief Corporate Development and Strategy Officer and SVP	2007
Jonathan B. Kim (8)	48	General Counsel, Secretary and SVP	2004
George A. (Chip) Carbonar (9)	52	Controller	2011

(1)         See the biography of Mr. Harris under “Proposal 1 — Approval of a Twelve Member Board and Election of Directors.”

(2)         Mr. Harris also serves as Chairman and CEO of Montpelier Re, Chairman of BCRH and Montpelier Re U.S. Holdings Ltd. (“MRUSHL”), and as a director of Blue Capital Re, Blue Capital Re ILS, Blue Water Re, BCML, BCIML, MUI, MAL, MTR, and Montpelier Holdings Limited (“MHL”).

(3)         Mr. Paquette also serves as President of MRUSHL and MTR, Chairman of MTR, and as a director of MRUSHL, MHL and MUI. He also currently serves as interim CFO of BCRH.

(4)         Mr. Chattock also serves as Chairman of MHL, MUSL, MCL, and MUI.

(5)         Mr. Schaper also serves as a director of Montpelier Re, Blue Capital Re, Blue Capital Re ILS, Blue Water Re and BCIML.

(6)         Mr. Aman also serves as Chief Risk Officer of MTR.

(7)         Mr. Pollett also serves as Treasurer of the Company, Chief Corporate Development and Strategy Officer, SVP and Treasurer of Montpelier Re, President, CEO and a director of Blue Capital Re, Blue Capital Re ILS, Blue Water Re, BCML and BCIML.  He also serves as President, CEO and a director of BCRH.

(8)         Mr. Kim also serves as a director and Secretary of MRUSHL, MUI, MTR and Blue Capital Advisors Ltd., Secretary of Blue Water Re, BCML and BCIML, Assistant Secretary of BCRH, Blue Capital Re and Blue Capital Re ILS and a director of Montpelier Re.

(9)         Mr. Carbonar also serves as Controller and Vice President of MTR.

Michael S. Paquette.  Mr. Paquette serves as our Chief Financial Officer (“CFO”) and is an EVP of the Company.  He has held these positions since May 1, 2008.  Mr. Paquette also serves as CFO of BCRH, a position he has held on an interim basis since August 2013.  Prior to joining the Company in May 2007 as Controller and SVP, he spent eighteen years with White Mountains in various capacities, including Controller and SVP, and four years with KPMG as an auditor. Mr. Paquette assisted White Mountains in establishing the Company in 2001 and is a Certified Public Accountant (CPA), a Certified Management Accountant (CMA), a Certified Financial Manager (CFM) and a Chartered Global Management Accountant (CGMA).

Richard M.M. Chattock.  Mr. Chattock joined Montpelier Re in March 2002. He founded Syndicate 5151 as Active Underwriter in July 2007, becoming its Chief Underwriting Officer in May 2011 and subsequently Chief Executive Officer in March 2012. He has nearly 30 years of underwriting experience encompassing engineering risks, direct & facultative and catastrophe & risk excess property reinsurance, as well as specialty classes. His career has also included appointments with CIGNA and AXA Re in London and AIG in Brussels, and as Underwriting Manager of the Property and Catastrophe Division for the Cox Syndicate at Lloyd’s.

Christopher T. Schaper.  Mr. Schaper serves as the President of Montpelier Re where he is responsible for the underwriting strategy, profitability and growth of Montpelier Re’s Bermuda-based businesses, including reinsurance and insurance accountability.  Mr. Schaper joined Montpelier in November 2011.  Mr. Schaper has over twenty-five years of experience within the insurance and reinsurance industry, most recently with Endurance Specialty Holdings Ltd. where he served from 2002-2011, first, for Endurance Bermuda as Head of Casualty Treaty until 2006 and then as Head of Reinsurance and Chief Underwriting Officer from 2006-2011. Mr. Schaper is a Chartered Property Casualty Underwriter (CPCU).

Timothy P. Aman.  Mr. Aman serves as our Chief Risk Officer and is an SVP of the Company.  As Chief Risk Officer, he is responsible for our risk management activities, including ceded reinsurance, catastrophe modelling, enterprise risk management and financial modelling.  He joined the Company in August of 2007 as an SVP and Risk Management Officer, with nineteen years of insurance and reinsurance experience, including eleven years with Guy Carpenter & Company, LLC (“Guy Carpenter”).  During his tenure as managing director at Guy Carpenter, Mr. Aman served as a senior reinsurance and retrocessional treaty broker and risk management advisor.  From 1989 to 1996, he served in the International & Marine department at St. Paul Re and the actuarial department at CIGNA.  He is a fellow of the Casualty Actuarial Society and is a member of the American Academy of Actuaries.

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William Pollett.  Mr. Pollett serves as Chief Corporate Development and Strategy Officer, Treasurer and is an SVP of the Company.  He also serves as President and CEO of BCRH, Blue Water Re, BCML and BCIML. Prior to joining the Company in 2006, he spent five years with ACE Group, initially as CFO of ACE Tempest Re and then as Senior Financial Analyst and SVP at ACE Limited. Prior to the ACE Group, Mr. Pollett was employed by the OIL Group of Companies for seven years in various capacities, including Treasurer and Vice President of its investment companies. Mr. Pollett is a CFA and a Chartered Accountant (CA).

Jonathan B. Kim.  Mr. Kim serves as General Counsel, Secretary and an SVP of the Company as well as a director of the Montpelier Re Foundation, the Company’s charitable arm.  Prior to joining the Company from 1991 to 1998, he worked for Winthrop, Stimson, Putnam & Roberts (currently Pillsbury Winthrop Shaw Pittman LLP) in New York.  Subsequently, he served as in-house counsel to a number of start-up ventures and worked in London as an Account Director for Modem Media, Inc. (now part of the Publicis Groupe S.A.).  From 2002 to 2004, Mr. Kim was with AXA Advisors, LLC, a subsidiary of the AXA Group, in New York.

George A. (Chip) Carbonar.  Mr. Carbonar serves as our Group Controller and is a Vice President of the Company.  He has held the Group Controller position since June 1, 2011.  Prior to joining the Company as Vice President and Assistant Group Controller in July 2007, Mr. Carbonar served as Assistant Controller of OneBeacon Insurance Company for the previous nine years.  Mr. Carbonar brings with him more than twenty-two years of operating experience in the Insurance industry covering many critical areas within the accounting and finance function and is a Certified Public Accountant (CPA).

Corporate Governance and Related Matters

The Board acts as the Company’s ultimate decision maker and advises and oversees management, which is responsible for day-to-day operations. The Company has adopted Corporate Governance Guidelines to provide a framework for the governance of the Company. This document is available on our website at (www.montpelierre.bm > Corporate Governance > Governance Documents > Corporate Governance Guidelines and Procedures) and may also be obtained at no charge upon written request to the attention of the Company Secretary at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics for all its directors, officers and employees, including the Company’s CEO and CFO. This document is available on our website at (www.montpelierre.bm > Corporate Governance > Governance Documents > Code of Conduct and Ethics) and may also be obtained at no charge upon written request to the attention of the Company Secretary at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.  Any waiver of any part of the Code of Conduct and Ethics for executive officers or directors may be made only by the Board (or the Audit Committee) and will be promptly disclosed to Shareholders as required by SEC and NYSE rules.

The Board and Committees

The Board

The Board is elected by the Shareholders.  The Board selects the CEO, the CFO and other members of the senior management team, who are charged with the conduct of the Company’s business.  After selecting the senior management team, the Board acts as an advisor to senior management and ultimately monitors its performance.  The Board’s ability to monitor senior management’s performance is facilitated by the presence of independent directors who have substantive knowledge of the Company’s business.

The Board has determined that the positions of CEO and Chairman should be held by two different individuals. The Board believes that its current leadership structure is appropriate for the Company at this time because the CEO and the Chairman fulfill separate and distinct roles. The CEO is responsible for the day-to-day management of the Company while the Chairman presides over meetings of the Board and acts as liaison between the non-management directors and the CEO.

Board Role in Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company. The Board receives regular reports from the Enterprise Risk Management Committee on the risk management work undertaken by management and the extent of any action taken to address areas identified for improvement. The Board defines the risk measures to be used within the Company, including the definition of the Company’s risk appetite and its risk tolerances.  Extensive and informed discussion of risk management reporting, risk tolerance, risk measurement, capital management and corporate strategy takes place at each of our Board meetings.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management.  In particular, the Audit Committee supervises and oversees the review of the financial reporting process and internal audit functions that are designed to provide management and the Audit Committee with assessments of the Company’s risk management processes and internal control systems.  The Underwriting Committee oversees the Company’s underwriting risk management exposure and the Finance Committee oversees the Company’s investment risk management.  In setting compensation, the Compensation Committee strives to implement a compensation structure that rewards performance and discourages risk-taking that is inconsistent with the Company’s business strategy.

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Director Independence

Members of the Audit Committee and the Compensation Committee must meet all applicable independence tests as defined by the NYSE, the SEC and the Company’s Categorical Standards for Director Independence (the Company’s “Independence Standards”) as adopted by the Board and attached hereto as Appendix A.

The Board and the Compensation Committee have reviewed the responses of directors and director nominees to a questionnaire asking about their direct and indirect relationships with the Company (including those of their immediate family members) and other potential conflicts of interest, as well as pertinent materials provided by management related to transactions, relationships or arrangements between the Company and the directors or director nominees or parties related thereto.

The Board has concluded that each of the Company’s directors and director nominees, other than Mr. Harris, are independent in accordance with the director independence standards of the NYSE and the Company’s Independence Standards and that none of the Company’s directors and director nominees, other than Mr. Harris, has a material relationship with the Company that would impair his or her independence from management or otherwise compromise his or her ability to act as an independent director.  Only Mr. Harris, by virtue of his current management position with the Company, is not considered to be an independent director. Accordingly, the majority of the Board is comprised of independent directors.

Board and Committee Meetings

During 2013, the following meetings of the Board (including telephonic meetings) were held: six meetings of the full Board, nine meetings of the Audit Committee, four meetings of the Finance Committee, four meetings of the Underwriting Committee and four meetings of the Compensation Committee.  During 2013, each of our directors attended over 75% of the aggregate of: (i) the total number of meetings of the Board (during the period such person was a director) and (ii) the total number of meetings held by all committees of the Board (during the period such director was a member).

Mr. Taylor, our Non-Executive Chairman, attends and presides over each regularly scheduled executive session of non-management directors. The Board met in executive session at least once during the year with only independent directors present.

It is the Board’s policy that all directors attend, or otherwise participate in, our Annual General Meetings of Shareholders unless unavoidably prevented from doing so. All of our directors were in attendance at, or otherwise participated in, our 2013 Annual General Meeting of Shareholders.

Committees of the Board

The Board had four standing committees during 2013, consisting of: the Audit Committee, the Compensation Committee, the Finance Committee and the Underwriting Committee.

The following table outlines the current and former members of each of the committees during 2013:

Director	Audit	Compensation	Finance	Underwriting
John G. Bruton		X	X
Heinrich Burgi (1)
Thomas G.S. Busher (2)
John D. Collins	Chair		X
Morgan W. Davis (3)		Chair		X
Michael R. Eisenson		X	Chair
Christopher L. Harris			X
Henry R. Keizer (4)	X		X
John F. Shettle, Jr.	X			X
Candace L. Straight	X		X
Susan J. Sutherland		X	X
Anthony Taylor		X		X
Ian M. Winchester	X			Chair

(1)         Mr. Burgi, an independent director who resigned from the Board effective June 30, 2013, formerly served on the Audit and Underwriting Committees.

(2)         Mr. Busher, a director who retired from the Board on May 17, 2013, formerly served on the Underwriting Committee.

(3)         Mr. Davis served on the Finance Committee until May 17, 2013, at which time he was appointed to the Underwriting Committee.

(4)         Mr. Keizer joined the Board on November 15, 2013 and was appointed to the Audit and Finance Committees.

(5)         Ms. Sutherland joined the Board on May 17, 2013 and was appointed to the Compensation and Finance Committees.

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The Audit Committee, Compensation Committee, Finance Committee and Underwriting Committee charters are available on our website at www.montpelierre.bm.  The following summarizes the responsibilities of the various committees of the Board.

Audit Committee.  The Audit Committee is primarily responsible for the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the independence and qualifications of the Company’s independent registered public accounting firm and the performance of the Company’s internal audit function and independent registered public accounting firm. Specifically, these duties include: (i) selecting and overseeing the Company’s independent registered public accounting firm; (ii) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (iii) overseeing the Company’s financial reporting activities, including its annual and quarterly reports to Shareholders, and the accounting standards and principles followed; (iv) overseeing the review of the financial reporting process and internal audit functions that are designed to provide management and the Audit Committee with assessments of the Company’s risk management processes and internal control systems; (v) approving audit and non-audit services provided to the Company by the independent registered public accounting firm; (vi) reviewing the organization and scope of the Company’s internal audit function; (vii) overseeing the Company’s legal and regulatory compliance; and (viii) overseeing the Company’s disclosure and internal controls.

In connection with its reviews of the Company’s consolidated financial statements, the Audit Committee pays particularly close attention to the processes for determining: (i) our current and prior period loss and loss adjustment expenses; and (ii) the fair value of our consolidated investment portfolio. With regard to loss and loss adjustment expenses, the Audit Committee receives input from management, as well as its independent registered public accounting firm and independent actuarial loss reserve specialist who review the appropriateness of our loss and loss adjustment expense reserves. With regard to the fair value of the consolidated investment portfolio, the Audit Committee reviews management’s determinations of fair value and its categorization (as well any changes therein), by level, within the hierarchy in which the fair value measurements fall, management’s process for resolving conflicts between its fair value determinations and those provided by its portfolio managers and its independent service providers, and the information received and utilized from other valuation sources for those investments that are difficult to value.

The Board has determined that all members of the Audit Committee are “independent,” as defined by the NYSE, the SEC and the Company’s Independence Standards. The Board has further determined that, of the persons on the Audit Committee, at a minimum, Messrs. Collins and Keizer each meet the requirements of being an “Audit Committee Financial Expert” under Item 407(d) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

In accordance with applicable NYSE listing standards, the Board has considered Mr. Collins’ service on Suburban’s audit committee and has determined that such service does not impair his ability to serve effectively on the Company’s Audit Committee.

The Audit Committee has established a charter which outlines its primary duties and responsibilities.  This document is available on our website at (www.montpelierre.bm > Corporate Governance > Committees > Audit Committee Charter) and also may be obtained at no charge upon written request to the attention of the Company Secretary at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda. The Audit Committee’s report appears on page 15 of this Proxy Statement.

Compensation Committee.  The Compensation Committee: (i) assists in discharging the Board’s responsibilities regarding all compensation matters; (ii) oversees the administration of each of the compensation plans of the Company and its major subsidiaries, including our Long-Term Incentive Plan (the “2012 LTIP”, and its predecessor, the “2007 LTIP”, collectively the “LTIPs”); (iii) reviews and makes recommendations on the compensation of the Company’s non-management directors; (iv) prepares the annual report on executive compensation and reviews the Company’s Compensation Discussion and Analysis for inclusion in the Company’s Annual Report on Form 10-K or the Company’s proxy statement for the annual general meeting of members; and (v) fulfills all its other duties and responsibilities as outlined within its charter.

The Compensation Committee is responsible for all aspects of compensation and benefits policies for the Company’s CEO and all other executive officers. This includes approving and reviewing performance measures, evaluating performance and reviewing and approving all salary and incentive payments and equity awards for the Company’s CEO and all other executive officers. The Compensation Committee is also responsible for recommending to the Board management succession for all executive officers of the Company, including the CEO. In addition, the Compensation Committee searches for qualified director candidates as needed and reviews background information of candidates for selection to the Board, including those recommended by Shareholders, and makes recommendations to the Board regarding such candidates. The Board has determined that all members of the Compensation Committee are “independent” as defined by the NYSE, the SEC and the Company’s Independence Standards.

With the exception of permitting the CEO to issue a limited number of interim awards under the 2012 LTIP annually, the Compensation Committee does not delegate any of its responsibilities to any other person or committee of the Board.

The Compensation Committee has established a charter, which outlines its primary duties and responsibilities.  This document is available on our website at (www.montpelierre.bm > Corporate Governance > Committees > Compensation and Nominating Committee Charter) and may also be obtained at no charge upon written request to the attention of the Company Secretary at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda. The Compensation Committee annually reports on the Company’s Compensation Discussion and Analysis. The Compensation Committee’s report appears on page 30 of this Proxy Statement.

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In carrying out its function to nominate candidates for election to the Board, the Compensation Committee seeks candidates who meet the criteria for selection and have any specific qualities or skills being sought based on input from members of the Board. The Compensation Committee believes that director candidates must have: (i) the highest standards of integrity, significant accomplishments in their chosen field of expertise and a notable degree of experience; (ii) experience with a high degree of responsibility in a business, non-profit organization, educational institution, professional services firm or other organization; (iii) an ability to commit the appropriate time to preparing for Board meetings, attending meetings and other corporate governance matters; (iv) an understanding of basic financial statements; and (v) familiarity with the role and function of a board of directors.  In addition, the Compensation Committee believes that director candidates should have diverse experiences, skills and perspectives, including financial and business experience, and knowledge of the operation of a public company, as well as knowledge of areas such as insurance, reinsurance, investment, financial services and/or other aspects of the Company’s activities.

The Compensation Committee may also consider additional factors in evaluating a potential director candidate, including candidate qualifications that would assist the Board in achieving a mix that represents a diversity of background and experience. Such qualifications may include leadership skills, strategic or policy setting experience in a complex organization, experience and expertise that is relevant to the Company’s insurance and reinsurance businesses, including any specialized business experience, actuarial or underwriting expertise, other specialized skills, an ability to contribute meaningfully to the needs of the Company and the Board, high ethical character and a reputation for honesty, integrity and sound business judgment, an ability to represent the interests of Shareholders and any qualities and accomplishments that complement the Board’s existing strengths.

The Compensation Committee also evaluates whether such director candidate is independent, is financially literate, has accounting or related financial management expertise, qualifies as an audit committee financial expert and is free of any conflict of interest or the appearance of any conflict of interest with the best interests of the Company and Shareholders.

The Compensation Committee may identify potential nominees for director through director suggestions, management recommendations, business, insurance industry and other contacts and Shareholder nominations. The Compensation Committee may, to the extent it deems appropriate, engage a third-party search firm and other advisors to identify potential nominees for director.

Neither the Compensation Committee nor management retained a compensation consultant during 2013.  For a description of the role of our executive officers in making determinations and recommendations regarding executive compensation, see “Compensation Discussion and Analysis - Role of Executive Officers in Executive and CEO Compensation.” Our executive officers do not have any role in making determinations or recommendations regarding director compensation.

Finance Committee. The Finance Committee approves and oversees the policies, processes and procedures related to our investing activities and monitors our investment performance. The Finance Committee also oversees our capital structure and financing arrangements.

Underwriting Committee. The Underwriting Committee approves and oversees the policies, processes and procedures related to our underwriting activities and monitors our underwriting performance.

Shareholder Recommendations

Shareholders who wish to recommend a person or persons for consideration as a nominee for election to the Board should send a written notice by mail, c/o Company Secretary, Montpelier Re Holdings Ltd., Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda, or by fax to (441) 296-4358 and include the following information:

•            the name(s) and address(es) of the Shareholder(s) making the nomination as they appear in the Register of Members and of the beneficial owner (if any), the number of Common Shares which are owned beneficially and of record by such Shareholder(s) and the period for which such Common Shares have been held;

•            a representation from the Shareholder(s) that he or she is a holder of record of the Common Shares and that he or she intends to vote in person or by proxy at the Annual General Meeting of Shareholders to propose and vote for the nomination;

•           the name of each person whom the Shareholder(s) recommend(s) to be considered as a nominee;

•            a description of the relationship between the nominating Shareholder(s) and each nominee;

•            a business address and telephone number for each nominee (an e-mail address may also be included);

•            biographical information regarding such nominee, including the person’s employment and other relevant experience and a statement as to the qualifications of the nominee;

•            all information relating to such nominee required to be disclosed pursuant to Regulation 14A of the 1934 Act; and

•           written consent of the recommended nominee to nomination and to serving as a director, if elected.

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Upon receipt of any such recommendations, the Company may request that the potential nominee complete a Directors’ and Officers’ Questionnaire soliciting information about such potential nominee’s independence, related party transactions and other relevant information required to be disclosed by the Company.

In the case of nominations or other proposals to be brought before the Annual General Meeting of Shareholders, Shareholders shall give notice of such proposals between 90 and 120 days prior to the first anniversary of the preceding Annual General Meeting of Shareholders.  In the event that the date of the Annual General Meeting of Shareholders is advanced more than 30 days or delayed more than 90 days, such notice shall be given between 120 days prior to the Annual General Meeting of Shareholders and the later of: (i) the 90th day prior to such Annual General Meeting of Shareholders; and (ii) the 10th day following the first public announcement by the Company of the date of the Annual General Meeting of Shareholders. In the case of a nomination to be brought before a Special General Meeting, Shareholders shall give notice of such nomination between 90 and 120 days prior to the date of the Special General Meeting or, if later, within 10 days of the date of the first public announcement by the Company of such Special General Meeting. Shareholders who submit nominations or other proposals must also provide certain information with regard to their economic and other interests. A Shareholder who desires instead to directly nominate a candidate for election to the Board at the Annual General Meeting or a Special General Meeting of Shareholders must meet the deadlines and other requirements set forth in the Company’s Bye-Laws. Shareholders who wish to convene a Special General Meeting, as provided by the Companies Act, must also provide certain information with regard to their economic and other interests.

Shareholder Communications

Shareholders, as well as any interested parties, may communicate directly with the Board or any one or more individual directors by mail, c/o Company Secretary, Montpelier Re Holdings Ltd., Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda or by fax at (441) 296-4358. All communications will be compiled and summarized by the Secretary of the Company. For communications addressed to a specific director, that director will receive such summary. The Chairman will receive the summary for all communications that are not addressed to a particular director.  All correspondence will be handled by the Company’s Secretary who will forward a particular communication to the Chairman or the appropriate Board or Board Committee member(s) upon determining that it is made for a valid purpose and is relevant to the Company and its business. At each regularly-scheduled meeting of the Board, the Company’s Secretary shall present a summary of all communications received since the last meeting that were not forwarded and upon request shall make such communications available to any or all of the directors.

Audit Committee Report

This report is being furnished by the Audit Committee of the Board with respect to the Company’s consolidated financial statements for the year ended December 31, 2013.

The Audit Committee has established a charter which outlines its primary duties and responsibilities. The Audit Committee Charter, which has been approved by the Board, is reviewed at least annually and is updated as necessary. This document is available on the Company’s web site at (www.montpelierre.bm > Corporate Governance > Committees > Audit Committee Charter).

Company management is responsible for the preparation and presentation of complete and accurate consolidated financial statements. PricewaterhouseCoopers Ltd., our independent registered public accounting firm, is responsible for performing an integrated audit of the Company’s consolidated financial statements and its internal control over financial reporting in accordance with Public Company Accounting Oversight Board standards (United States) and for issuing a report based on its audit.

In performing its oversight role in connection with the audit of the Company’s consolidated financial statements for the year ended December 31, 2013, the Audit Committee has: (1) reviewed and discussed the audited consolidated financial statements with management; (2) reviewed and discussed with PricewaterhouseCoopers Ltd. the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (3) received and discussed the written disclosures and the letter from PricewaterhouseCoopers Ltd. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence.  Based on these reviews and discussions, the Audit Committee has determined PricewaterhouseCoopers Ltd. to be independent and has recommended to the Board that the audited consolidated financial statements be included in the 2013 Form 10-K for filing with the SEC and for presentation to Shareholders at the 2014 Annual Meeting.

John D. Collins (Chair)	March 26, 2014
Henry R. Keizer
John F. Shettle, Jr.
Candace L. Straight
Ian M. Winchester

15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of March 20, 2014 unless otherwise noted, with respect to the ownership of Common Shares by each person known by us to beneficially own 5% or more of our outstanding Common Shares.  Common Shares are the only class of our equity securities entitled to vote at the 2014 Annual Meeting.  As of March 20, 2014, we were not aware of any persons who beneficially owned 5% or more of our outstanding 8.875% Non-Cumulative Preferred Shares, Series A (“Preferred Shares”).

	Number of	Percentage of
	Common	Common Shares
Name and Address of Beneficial Owner	Shares Owned	Outstanding (1)

Charlesbank Equity Fund VII, Limited Partnership (2)
200 Clarendon Street, 54th Floor
Boston, MA 02116	5,754,000	12.2%

Dimensional Fund Advisors L.P. (3)
Palisades West, Building One, 6300 Bee Cave Road
Austin, TX 78746	4,730,629	10.0%

The London Company (4)
1801 Bayberry Court, Suite 301
Richmond, Virginia 23226	3,176,428	6.7%

LSV Asset Management (5)
155 N. Wacker Drive, Suite 4600
Chicago, IL 60606	2,844,750	6.0%

The Vanguard Group, Inc. (6)
100 Vanguard Boulevard
Malvern, PA 19355	2,833,774	6.0%

Donald Smith & Co., Inc. (7)
152 West 57th Street
New York, NY 10019	2,615,430	5.5%

BlackRock, Inc. (8)
40 East 52nd Street
New York, NY 10022	2,596,016	5.5%

TimesSquare Capital Management, LLC (9)
7 Times Square, 42nd Floor
New York, NY 10036	2,361,450	5.0%

(1)                   Based on 47,156,758 Common Shares outstanding as of March 20, 2014.

(2)                   Information based on a Form 4 filed with the SEC by Charlesbank Equity Fund VII, Limited Partnership and its affiliated investment funds (together, the “Charlesbank Funds”) on June 18, 2013.  Mr. Eisenson is the CEO and a Managing Director of Charlesbank, the investment advisor to the Charlesbank Funds.  See “Security Ownership of Management.”

(3)                   Information based on a Schedule 13G/A, as of December 31, 2013, filed with the SEC by Dimensional Fund Advisors L.P. on February 10, 2014.

(4)                   Information based on a Form 13G/A, as of December 31, 2013, filed with the SEC by The London Company on February 12, 2014.

(5)                   Information based on a Form 13G, as of December 31, 2013, filed with the SEC by LSV Asset Management on February 10, 2014.

(6)                   Information based on a Form 13G/A, as of December 31, 2013, filed with the SEC by The Vanguard Group, Inc. on February 11, 2014.

(7)                   Information based on a Form 13G, as of December 31, 2013, filed with the SEC by Donald Smith & Co., Inc. on February 10, 2014.

(8)                   Information based on a Form 13G/A, as of December 31, 2013, filed with the SEC by BlackRock, Inc. on February 3, 2014.

(9)                   Information based on a Form 13G/A, as of December 31, 2013, filed with the SEC by Times Square Capital Management, LLC on February 10, 2014.

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Security Ownership of Management

The following table sets forth information, as of March 20, 2014, with respect to the beneficial ownership of Common Shares and Preferred Shares by each of our directors, director nominees and Named Executive Officers and by all of our directors, director nominees and executive officers as a group.  None of the Common Shares or Preferred Shares shown as beneficially owned by our directors, director nominees and executive officers are known to have been pledged as collateral. Common Shares are the only class of our equity securities entitled to vote at the 2014 Annual Meeting.

	Number of	Percentage of	Number of	Percentage of
	Common	Common Shares	Preferred	Preferred Shares
Name of Beneficial Owner (1)	Shares Owned	Outstanding (2)	Shares Owned	Outstanding (2)

Timothy P. Aman	60,291	*	—	*
John G. Bruton	7,750	*	—	*
Thomas G.S. Busher (3)	88,724	*	25,000	*
John D. Collins	12,459	*	16,000	*
Morgan W. Davis	31,840	*	—	*
Michael R. Eisenson (4)	5,754,000	12.2%	—	*
Christopher L. Harris	423,937	*	5,000	*
Henry R. Keizer	—	*	3,700	*
Nicholas C. Marsh	—	*	—	*
Michael S. Paquette	96,304	*	—	*
Christopher T. Schaper	50,732	*	—	*
John F. Shettle, Jr.	14,465	*	—	*
Candace L. Straight	12,216	*	—	*
Susan J. Sutherland	3,000	*	—	*
Anthony Taylor	659,550	1.4%	42,000	*
Ian M. Winchester	44,300	*	9,500	*

All directors, director nominees and executive officers as a group (20 persons)	7,473,592	15.8%	101,200	1.7%

*                 Represents less than 1.0% of our outstanding Common Shares and Preferred Shares.  Beneficial ownership is determined in accordance with Rule 13d-3(d)(1) of the 1934 Act, meaning that Restricted Share Units (“RSUs”) vesting within sixty days of such date are deemed to be Common Shares outstanding for computing the percentage held by each person or entity listed, but are not deemed outstanding for computing the percentage held by any other person or entity.

(1)         The address of each of the beneficial owners identified is Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.

(2)         Based on 47,156,758 Common Shares and 6,000,000 Preferred Shares outstanding as of March 20, 2014.

(3)         Mr. Busher retired from his role as COO, EVP and Head of European Operations of the Company on December 31, 2013, upon the expiration of his service agreement.

(4)         Mr. Eisenson is the CEO and a Managing Director of Charlesbank, the investment advisor to the Charlesbank Funds (the registered owners of these Common Shares). Mr. Eisenson serves as the representative of the Charlesbank Funds on the Board and disclaims beneficial ownership of these Common Shares, except to the extent of his pecuniary interest therein.

Share Ownership Guidelines

Our directors and Named Executive Officers are subject to formal share ownership requirements.

Directors are required to amass and maintain at least 15,000 Common and/or Preferred Shares (including RSUs underlying Common Shares) within five years from the later of: (i) the date we adopted the policy for directors (May 2011); and (ii) the date the director was first appointed to the Board. The required minimum shareholdings must be maintained and held during the director’s continuous service with the Company. As of December 31, 2013, six of our 10 non-management directors had already satisfied our share ownership guidelines despite the fact that they are not required to be in compliance any earlier than May 2016.

The requirements for our Named Executive Officers vary by individual and are outlined under the heading “Compensation Discussion and Analysis - Clawback Policy and Share Ownership Requirements.”  As of December 31, 2013, each of our Named Executive Officers was in compliance with our share ownership guidelines.

The Company’s Insider Trading Policy prohibits all our directors, officers and employees from buying or selling options on Common Shares, from hedging the value of Common Shares or Preferred Shares and from pledging Common Share or Preferred Shares as collateral.

17

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All relationships and transactions between the Company and any of our directors, executive officers or their immediate family members are reviewed to determine whether such persons have a direct or indirect material interest. Responsibility for the development and implementation of processes and controls to obtain information from our directors and executive officers with respect to related person transactions and for the determination, based on facts and circumstances, as to whether the Company or a related person has a direct or indirect material interest lies primarily with our legal department. The Company has a written related person transaction policy. This document is available on the Company’s web site at (www.montpelierre.bm > Corporate Governance > Governance Documents > Related Person Transaction Policy).

As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the Company’s Proxy Statement.  In addition, our Audit Committee reviews and approves or ratifies any related person transaction that must be disclosed, except that in connection with the transaction with Mr. Busher that is described below, the Board delegated authority to a sub-committee of the Compensation Committee to approve the transaction.  In the course of its review, the relevant committee or sub-committee considers:

•             the nature of the related person’s interest in the transaction;

•             the material terms of the transaction, including, without limitation, the amount and type of the transaction;

•             whether the transaction would impair the judgment of a director or executive officer in acting in the best interests of the Company;

•             the importance of the transaction to the related person; and

•             any other matters it deems appropriate.

Any member of the relevant committee or sub-committee who is a related person with respect to a transaction under review may not participate in the deliberations or any vote respecting approval or ratification of the transaction; provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee or sub-committee that considers the transaction.

We have entered into transactions with parties that are related to the Company. We believe that each of these transactions, as described below, was made on terms no less favorable to us than we could have obtained from unrelated parties.

Management Transition

On December 31, 2013, Mr. Busher retired from his role as the Company’s COO, EVP and Head of European Operations. Mr. Busher continues to serve as a director and the non-executive Chairman of the Board of Directors of MAL.

In order to promote a smooth transition of Mr. Busher’s duties and responsibilities, the Company entered into a transition letter with him on February 21, 2013 pursuant to which he agreed to: (i) retire from the Board, effective May 17, 2013, the end of his existing term as a Class B director, (ii) transition his executive roles with the Company during 2013, and (iii) retire as COO, EVP and Head of European Operations on December 31, 2013 (the date Mr. Busher’s service agreement expired). See “Compensation Discussion and Analysis - Transition Letter.”

In connection with the announcement of Mr. Busher’s planned retirement, on March 7, 2013 he sold 469,222 Common Shares to the Company in a private transaction. The price negotiated and paid to Mr. Busher was $24.62 per share, which was $0.63 less than the market price (as per the New York Stock Exchange) at the time the agreement was reached.

BCRH

BCRH provides fully-collateralized property catastrophe reinsurance and invests in various insurance-linked securities through its wholly-owned subsidiaries Blue Capital Re and Blue Capital Re ILS. The underwriting decisions and operations of BCRH and its subsidiaries are managed by BCML and BCIML, and each uses Montpelier’s reinsurance underwriting expertise and infrastructure to conduct its business. In addition, Blue Water Re, our wholly-owned special purpose insurance vehicle, is a significant source of reinsurance business for BCRH.

As of December 31, 2013, Montpelier Re owned 28.6% of BCRH’s outstanding common shares.

In connection with the IPO, Montpelier: (i) reimbursed BCRH for the underwriting discount it incurred, which was equal to five (5) percent of the gross proceeds it received from third parties ($6.2 million); (ii) paid a structuring fee to a third-party equal to one (1) percent of the gross proceeds BCRH received from third parties ($1.3 million); and (iii) paid $0.9 million of BCRH’s offering expenses (representing BCRH’s offering expenses in excess of $1.0 million).

In addition to their roles and responsibilities with the Company, Mr. Pollett serves as CEO and a director of BCRH, Mr. Paquette serves as interim CFO of BCRH and Mr. Harris serves as Chairman of the Board of BCRH.

All of the compensation to which Messrs. Pollett and Harris are entitled to as directors of BCRH has been assigned and paid directly to Montpelier.

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Montpelier provides services to BCRH and its subsidiaries through the following arrangements:

BW Retrocessional Agreement.  Through a retrocessional contract dated December 31, 2013 (the “BW Retrocessional Contract”), between Blue Capital Re and Blue Water Re, beginning in 2014 Blue Water Re has the option to cede to Blue Capital Re up to 100% of its participation in the ceded reinsurance business it writes, provided that such business is in accordance with Blue Capital Re’s underwriting guidelines. Pursuant to the BW Retrocessional Contract, Blue Capital Re may participate in: (i) retrocessional, quota share or other agreements between Blue Water Re and Montpelier Re or other third-party reinsurers, which provides it with the opportunity to participate in a diversified portfolio of risks on a proportional basis; and (ii) fronting agreements between Blue Water Re and Montpelier Re or other well capitalized third-party rated reinsurers, which allows Blue Capital Re to transact business with counterparties who prefer to enter into contracts with rated reinsurers.

The BW Retrocessional Contract shall remain in force for an indefinite period but may be cancelled by either party, subject to three-months’ prior notice of cancellation in writing to the other party.  In the event of the cancellation of the BW Retrocessional Contract, all business covered thereunder shall run until its natural expiry.

Investment Management Agreement.  BCRH has entered into an Investment Management Agreement with BCML (the “Investment Management Agreement”).  Pursuant to the terms of the Investment Management Agreement, BCML has full discretionary authority, including the delegation of the provision of its services, to manage BCRH’s assets, subject to its underwriting guidelines, the terms of the Investment Management Agreement and the oversight of BCRH’s board of directors.

Pursuant to the Investment Management Agreement, BCML is entitled to a management fee (the “Management Fee”) of one and one-half (1.5) percent of BCRH’s average total shareholders’ equity per annum, calculated and payable in arrears in cash each quarter that the Investment Management Agreement is in effect. For purposes of calculating the Management Fee, BCRH’s total shareholders’ equity means: (1) the net proceeds from all issuances of BCRH’s equity securities since its inception (allocated on a pro rata daily basis for such issuances during the quarter of any such issuance), plus (2) BCRH’s retained earnings as of the end of its most recently completed quarter (without taking into account any non-cash compensation expense it incurred in current or prior periods), minus (3) any amount that BCRH may have paid to repurchase its common shares on a cumulative basis since its inception.  It also excludes (x) any unrealized gains and losses and other non-cash items that have impacted BCRH’s shareholders’ equity as reported in its financial statements prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP’), other than unrealized gains and losses and other non-cash items relating to insurance-linked securities, and (y) one-time events pursuant to changes in GAAP after discussions between the BCML and BCRH’s independent directors and approval by both a majority of BCRH’s independent directors and BCML for all such adjustments.

Underwriting and Insurance Management Agreement. BCRH, Blue Capital Re and BCIML have entered into an Underwriting and Insurance Management Agreement (the “Underwriting and Insurance Management Agreement”).  Pursuant to the Underwriting and Insurance Management Agreement, BCIML provides underwriting, risk management, claims management, ceded retrocession agreements management, and actuarial and reinsurance accounting services to Blue Capital Re. BCIML has full discretionary authority to manage the underwriting decisions of Blue Capital Re, subject to Blue Capital Re’s underwriting guidelines, the terms of the Underwriting and Insurance Management Agreement and the oversight of the BCRH’s board of directors.

Pursuant to the Underwriting and Insurance Management Agreement, BCIML is entitled to a performance fee (the “Performance Fee”) calculated and payable in arrears in cash each quarter that the Underwriting and Insurance Management Agreement is in effect in an amount, not less than zero, equal to the product of (1) twenty (20) percent and (2) the difference between (A) BCRH’s pre-tax, pre-Performance Fee Distributable Income for the then current quarter and (B) a hurdle amount calculated as the product of (i) the weighted average of the issue price per BCRH common share issued pursuant to each of its public or private offerings of common shares since its inception multiplied by the weighted average number of all common shares outstanding (including any common share equivalents), as further reduced by the amount, if any, by which BCRH’s inception-to-date dividends to its shareholders exceeds its inception-to-date GAAP net income, and (ii) two (2) percent (equivalent to an eight (8) percent annualized hurdle rate); provided, however, that the foregoing Performance Fee is subject to a rolling three-year high water mark (except that for periods prior to the completion of the three-year period following the IPO, the high water mark calculation will be done over the inception-to-date period).

“Distributable Income,” a non-GAAP measure, means BCRH’s GAAP net income excluding any non-cash compensation expense, unrealized gains and losses and other non-cash items recorded in its net income for the period.

Administrative Services Agreement. BCRH has entered into an Administrative Services Agreement with BCML (the “Administrative Services Agreement”). Pursuant to the terms of the Administrative Services Agreement, BCML provides BCRH with support services, including the services of Messrs. Pollett and Paquette, as well as finance and accounting, claims management and policy wording, modeling software licenses, office space, information technology, human resources and administrative support.

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BCRH and its subsidiaries may not terminate the Investment Management Agreement, the Underwriting and Insurance Management Agreement or the Administrative Services Agreement for five years after the completion of the IPO, whether or not the Managers’ performance results are satisfactory. Upon any termination or non-renewal of either of the Investment Management Agreement or the Underwriting and Insurance Management Agreement (other than for a material breach by, or the insolvency of, the applicable Manager), BCRH and/or its subsidiaries must pay a one-time termination fee to the Managers, as applicable, equal to 5% of its GAAP shareholders’ equity, calculated as of the most recently completed quarter prior to the date of termination (approximately $8.7 million as of December 31, 2013).

During 2013, Montpelier earned a total of $0.4 million and $0.1 million pursuant to services it provided to BCRH and its subsidiaries under the Investment Management Agreement and the Administrative Services Agreement, respectively. Montpelier did not perform any services during 2013 pursuant to the BW Retrocessional Contract and did not earn any amounts pursuant to the Underwriting and Insurance Management Agreement.

As of December 31, 2013, BCRH and its subsidiaries owed Montpelier $0.5 million for the services performed pursuant to the aforementioned agreements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us or written representations from certain reporting persons, during the year ended December 31, 2013, all Section 16(a) filing requirements applicable to the directors, executive officers and greater than 10% Shareholders were complied with by such persons on a timely basis.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this section we detail the material components of the compensation awarded to and earned by our Principal Executive Officer, our Principal Financial Officer and our three other most highly compensated executive officers for 2013, each of whom are listed below.  Collectively, we refer to these individuals as our “Named Executive Officers.”

Christopher L. Harris	President and CEO (Principal Executive Officer)
Michael S. Paquette	CFO and EVP (Principal Financial Officer)
Thomas G.S. Busher	Former COO, EVP and Head of European Operations (1)
Christopher T. Schaper	President, Montpelier Re
Timothy P. Aman	Chief Risk Officer and SVP

We also describe our executive compensation philosophy and objectives, and we explain how and why the Compensation Committee adopted the Company’s current compensation policies and practices and approved the amounts set forth in the Summary Compensation Table.

Executive Summary

Corporate Governance

We seek to maintain the highest corporate governance standards. Our fully independent Compensation Committee, composed of non-management directors, reviews all compensation-related decisions with respect to our Named Executive Officers, including our CEO.  Upon recommendation by the Compensation Committee, such decisions are ratified and approved by our Board.

We also seek to strengthen the alignment of interests of our executives and our shareholders through the early adoption of corporate governance “best practices.” In recent years, we have adopted an incentive compensation recoupment, or “clawback”, policy prior to the issuance of final rules mandating such policies under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”).  In addition, we adopted formal share ownership guidelines for certain senior executives.  Both our clawback policy and ownership guidelines are applicable to each of our Named Executive Officers.  For complete information on these components of our corporate governance program, see “Clawback Policy and Share Ownership Requirements.”

(1)  Mr. Busher voluntarily retired on December 31, 2013, upon the expiration of his service agreement.  See “Compensation Discussion and Analysis - Transition Letter.”

20

We believe the early adoption of best practices and our corporate governance and compensation programs in general have been well-received by Shareholders.  Since the introduction of the Advisory Vote to Approve Executive Compensation required under Section 14A of the 1934 Act - commonly referred to as “Say-on-Pay” - Shareholders have voted overwhelmingly in favor of our compensation arrangements (99% of the votes cast in 2013, 94% of the votes cast in 2012 and 98% of the votes cast in 2011, in each case excluding abstentions and non-votes).  After reviewing the highly favorable results of the Company’s most recent Say-on-Pay vote, the Compensation Committee determined not to materially alter such arrangements for 2013.

Corporate Performance

In 2013, we realized one of the best underwriting performances in the history of the Company as evidenced by a “combined ratio”, a widely-used measure of relative underwriting performance for insurance and reinsurance companies, of 56%. See “Property and Casualty Insurance and Reinsurance in General” contained in Item 1 of the 2013 Form 10-K.  This performance, which was tempered by net unrealized losses in our investment portfolio, enabled us to achieve a 14.3% increase in our fully-converted book value per Common Share, inclusive of Common Share dividends declared (“FCBVPCS”).  On a cumulative basis, our FCBVPCS has grown 10.2% annually since 2001, inclusive of Common Share dividends declared, compared to an annual growth in the S&P 500 Index of 6.0% over the same period.  We regard FCBVPCS as a meaningful and consistent measure of financial performance in our industry, and achieving FCBVPCS growth remains among the Company’s principal performance goals.

Following reviews in 2013, we received favorable recognition from each of our rating agencies.  Both A.M. Best and Fitch affirmed their “A” financial strength ratings for Montpelier Re (each with a stable outlook) and Standard & Poor’s affirmed Montpelier Re’s “A-” financial strength rating (with a stable outlook) as well as its “strong” Enterprise Risk Management (“ERM”) rating.

Under the direction of our CEO, Mr. Harris, we reaffirmed our commitment to the growth of long-term shareholder value through new and continuing business initiatives in 2013.  Beyond the impressive underwriting performance of our Montpelier Bermuda, Montpelier at Lloyd’s and Collateralized Reinsurance platforms, we expanded our collateralized reinsurance asset management arm, which we market under the name “Blue Capital®.”

Originally launched in 2012, Blue Capital® offers a range of innovative catastrophe reinsurance-linked investment products to institutional and retail investors. In 2013, Blue Capital® substantially grew its assets under management as the result of two follow on offerings for the BCGR Listed Fund, as well as the initial public offering of BCRH. In addition to providing asset management and underwriting services to the BCGR Listed Fund and BCRH, as a founding investor, the Company currently holds 29% equity interests in both entities. For a further description of our asset management arm, see “Collateralized Reinsurance” contained in Item 1 of our 2013 Form 10-K.

We also increased our Common Share dividend by 9% in the fourth quarter of 2013, resulting in our fifth consecutive dividend increase in five years.

Performance-Based Compensation

Our compensation philosophy is founded on a long-standing principle of aligning our executives’ incentives with the economic result provided to Shareholders.  Accordingly, we continue to evaluate performance under our incentive compensation program (“ICP”) by reference to our overall corporate results. Revenue-based metrics are not considered in measuring or allocating incentive compensation, since rewarding top-line growth, rather than value creation, could introduce the potential for unnecessary or excessive risk-taking by our executives.

Our ICP currently consists of cash bonuses under our annual bonus plan and share-based grants under our 2012 LTIP.  Share-based grants consist of variable restricted share units (“Variable RSUs”) and fixed restricted share units (“Fixed RSUs”). Variable RSUs are awarded based on Company performance during the first year of a four-year award period, after which the number of RSUs is calculated and vesting occurs ratably over the period.  Unlike Variable RSUs, the number of Fixed RSUs is fixed on the award grant date and vesting occurs over a one to five-year period.  Vesting of both Variable RSUs and Fixed RSUs is subject to continued employment by the award recipient over the period of the award.

Annual cash bonuses and Variable RSU awards are each earned and paid with reference to a “target” level set by the Compensation Committee with threshold and maximum payout levels relative to the target linked to a “change in FCBVPCS” performance measure. A year-over-year increase in the Company’s FCBVPCS above the target level is an indication that the Company has outperformed its goals and brings award recipients closer to their maximum payout levels. A year-over-year increase in FCBVPCS below the target level is an indication that the Company has underperformed the target and brings award recipients closer to their threshold payout levels (or in a year of significant under-performance below the threshold level, at which point no incentive compensation is earned and payable).

The ICP allows us to design and achieve an appropriate balance and blend of annual cash and short- and long-term share-based incentive awards. The Compensation Committee has affirmed our allocation of such awards as appropriate, given our objective of aligning the interests of our Named Executive Officers with those of Shareholders.

21

The following chart illustrates the approximate allocation of compensation in 2013 for our Named Executive Officers, in each case excluding perquisites.  Allocations reflect the split between:

•             short- and long-term incentive awards (i.e., those granted under the Company’s annual cash bonus plan vs. those granted under the LTIPs); and

•             fixed compensation and variable components (i.e., base salaries vs. ICP awards).

The allocations are based on ICP payouts at target performance levels (see “Components of Compensation”) and exclude one-off discretionary awards. Base salaries represented a relatively small portion of the overall compensation for our senior executives, and in the case of our CEO, Mr. Harris, a proportionately smaller portion vs. prior years as a result of his new employment arrangement with the Company.  See tables below and “Base Salary and Benefits.”

	Christopher L. Harris	Michael S. Paquette	Thomas G. S. Busher	Christopher T. Schaper	Timothy P. Aman
Short-Term / Long-Term Incentive Awards *	30% / 70%	33% / 67%	33% / 67%	33% / 67%	40% / 60%
Fixed / Variable Component *	25% / 75%	25% / 75%	25% / 75%	25% / 75%	30% / 70%

* excluding perquisites.

As demonstrated by the above table, at target-level performance, 60% to 70% of incentive compensation for our Named Executive Officers is both long-term and in the form of share-based compensation while 70% to 75% of their total compensation is variable and contingent on performance.

Variability of Performance-Based Compensation

Our business focuses on the assumption of catastrophic risks and the management of risks generally.  By its nature, this business is subject to cyclical market conditions, often prompted by severe but infrequent natural and man-made catastrophic events.  Because a significant portion of our executive compensation is linked to the year-over-year change in our FCBVPCS - which can vary significantly depending on the frequency and severity of insured catastrophic risks and their relative impact to the insured risks we underwrite - the overall compensation awarded and paid to our Named Executive Officers in a given year can also vary significantly.

In 2013, a relatively low level of insured catastrophic events affected our business.  As a result, 2013, like 2012, was a highly successful year as measured by our growth in FCBVPCS.  By contrast, 2011 was a record high catastrophe year, when no incentive compensation payouts were made to our Named Executive Officers and no incentive compensation based on Company performance was earned or paid to our employees generally. This reflects our philosophy that our employees, including most notably our Named Executive Officers, should not be rewarded in years in which our results are unsatisfactory.

The variability of our incentive payouts, which are directly linked to changes in our FCBVPCS, reflects a key belief on our part.  Namely, that our employees throughout the Company are highly incentivized to deliver favorable results for Shareholders and to remain with the organization through periods of favorable and unfavorable market conditions, since the majority of our ICP is share-based and vests over multi-year periods.

Reflecting our pay-for-performance philosophy, and in accordance with our historical approach to executive compensation, we have avoided pay practices that might be considered problematic. For example, we do not provide any tax gross-ups to our Named Executive Officers.  Moreover, we do not provide guaranteed bonuses to our Named Executive Officers, except in limited circumstances such as sign-on bonuses. In addition, all change in control benefits payable under the LTIPs, associated award agreements and the Company’s Severance Plan (the “Severance Plan”) have “double-trigger” vesting conditions. This double trigger condition means that such benefits would vest in connection with a change in control (trigger 1) only if the officer also experienced a qualifying termination (trigger 2).  See “Potential Payments Upon Termination of Employment or Change in Control” and “Service Agreements.”

The following table is a variation on the Summary Compensation Table appearing in this Proxy Statement. The Summary Compensation Table on page 31 discloses compensation for our Named Executive Officers according to the format required by the SEC and illustrates the value of all share-based incentive compensation based on the probable level of satisfaction of the applicable performance conditions as of the grant date, assuming target-level performance.  By contrast, the supplemental table that appears below provides year-over-year comparisons of the total base salaries and the actual share-based compensation awarded and paid to our Named Executive Officers over the 2011-13 period.  See “Grants of Plan-Based Awards”, “Outstanding Equity Awards at Fiscal Year-End” and “Option Exercises and Shares Vested” for additional information regarding our 2013 ICP awards.

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Supplemental Table of NEO Compensation

Named Executive Officer	Base Salary	Contingent Annual Cash Bonus	Fair Value of Variable RSU Awards (3)	Non-Contingent Cash Bonuses and One-Off Grants of Fixed RSUs (4)	All Other Compensation (5)	Total Compensation
Christopher L. Harris
2013 (1)	$787,500	$1,245,000	$3,680,917	$124,000	$266,368	$6,103,785
2012	900,000	1,800,000	2,662,500	—	248,243	5,610,743
2011	843,750	—	—	—	267,124	1,110,874

Michael S. Paquette
2013	$393,750	$664,000	$1,046,828	$—	$90,200	$2,194,778
2012	370,000	750,000	1,109,375	—	82,599	2,311,974
2011	348,750	—	—	167,600	66,559	582,909

Thomas G.S. Busher (2)
2013	$775,000	$1,286,500	$2,028,231	$—	$195,836	$4,285,567
2012	775,000	1,550,000	2,292,714	—	201,977	4,819,691
2011	743,750	—	—	—	186,438	930,188

Christopher T. Schaper
2013	$550,000	$913,000	$1,439,380	$—	$282,831	$3,185,211
2012	550,000	1,100,000	1,627,072	—	264,833	3,541,905
2011	54,295	—	—	696,500	23,229	774,024

Timothy P. Aman
2013	$360,000	$597,600	$706,625	$—	$50,557	$1,714,782
2012	352,500	720,000	798,750	—	45,001	1,916,251
2011	328,750	—	—	—	30,273	359,023

(1)              Effective May 20, 2013, in conjunction with the Service Agreement, Mr. Harris’ base salary decreased from $900,000 to $750,000. This decrease was accompanied by an increase in his share-based compensation as a relative portion of his overall compensation, the majority of which consisted of contingent Variable RSUs linked to the Company’s performance. See “Compensation Discussion and Analysis - CEO Service Agreement.”

(2)              Mr. Busher retired from his role as COO, EVP and Head of European Operations on December 31, 2013.  See “Compensation Discussion and Analysis -Transition Letter.”

(3)              The amounts disclosed in this column reflect the value of Variable RSUs awarded to each of the Named Executive Officers during 2013, 2012 and 2011. The values in the table above are based on the fair value of the Variable RSUs as of their respective grant dates and also reflect the number of Variable RSUs actually earned based on Company performance, rather than an assumption that Variable RSUs would be earned at the target level, as required by the Summary Compensation Table.  Awards granted in 2013, 2012 and 2011, which are contingent upon the Company’s performance during that year, resulted in 166%, 200% and 0% of the target RSUs actually being earned, respectively.

(4)              The amounts disclosed in this column reflect the value of: (i) non-recurring cash bonuses that are guaranteed, subject to the executive officer maintaining an active employment relationship with the Company in good standing through the applicable vesting date and (ii) one-off grants of Fixed RSUs.  For Mr. Schaper, this column includes a one-time $200,000 sign-on bonus and the value of a one-off award of Fixed RSUs granted as an inducement in connection with his hiring in 2011.  For Mr. Harris, this column includes the value of his 2013 annual Fixed RSU award pursuant to the Service Agreement. See “Compensation Discussion and Analysis - CEO Service Agreement.”  For Mr. Paquette, this column includes the value of a one-off award of Fixed RSUs granted in recognition of past performance and to further align his compensation with general market rates. Vesting with respect to all one-off grants of Fixed RSUs is contingent solely on continued employment.  The values in the table above are based on the fair value of the RSUs as of their respective grant dates.

(5)              The amounts disclosed in this column reflect the value of perquisites and benefits, including Bermuda housing and travel allowances (where applicable) and applicable supplemental defined contribution pension benefits.  In the case of Messrs. Harris and Schaper, such supplemental pension benefits are in the form of cash payments made in lieu of Company-provided contributions to a non-qualified deferred compensation plan, and in the case of Mr. Paquette, such supplemental pension benefits are in the form of a Company-provided contribution to a non-qualified deferred compensation plan for employees based in the United States. See “Components of Compensation-Base Salary and Benefits-Retirement Benefits.”

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Compensation Philosophy

Historically, the primary goal of our compensation program has been to attract, reward and retain key executives while promoting the long-term interests of the Company and Shareholders. We believe that executive compensation should correspond to long-term Shareholder value as measured by changes in our FCBVPCS. In support of this goal, we believe a significant portion of executive compensation should be at-risk and dependent upon our Company’s performance and that a significant portion of such compensation should be denominated in the same equity currency as the interests held by Shareholders (i.e., Common Shares). We adhere to this approach by utilizing a combination of contingent and highly-variable annual cash and long-term, share-based incentive awards.

Compensation Practices

The Compensation Committee develops and oversees the Company’s executive compensation practices.

Prior to 2012, our main performance metric for ICP awards was a targeted annual return on equity (“ROE”).  To emphasize the importance of our core underwriting results and to eliminate the temporary effects of market driven realized and unrealized investment gains/losses, our ROE computation assumed a standard (vs. actual) investment return.  Notwithstanding the merits of this approach, beginning in 2012 the Compensation Committee approved an alternative performance measure for our annual cash bonus opportunities and Variable RSUs: changes in our FCBVPCS.

For 2013, the Compensation Committee continued to focus on compensating our Named Executive Officers for taking actions that generate increases in our FCBVPCS.  We believe this measure aligns our interests and motivations more directly with those of Shareholders, enables our employees to more easily understand their incentive hurdle and provides additional transparency to Shareholders. See “Recent Changes to Our ICP” for additional information.

We believe our “change in FCBVPCS” metric, like our previous ROE metric, provides an objective measure of our performance and our executives’ ability to:

•             identify and select underwriting opportunities intelligently;

•             develop methods and tools for assessing and monitoring insurance risk;

•             improve operational efficiencies; and

•             avoid or reduce other business risks such as strategic, legal/regulatory, reputational, credit, liquidity and foreign exchange.

Our ICP is designed to foster a robust and efficient ERM framework.  Consistent with this framework, our executives are rewarded primarily via performance-based equity awards with payouts to all participating executives based solely on changes in our FCBVPCS.  From an ERM perspective, this payout structure serves as a control over excessive risk-taking by any one individual or area of the Company. The awards, which vest in full over multiple years, are designed to promote decisions and behavior that match our long-term appetite for underwriting and investment risk.

Market and Peer Company Research

Our Named Executive Officers, other than Messrs. Paquette and Aman, reside in Bermuda, which is the location of the Company’s principal executive office.  To determine competitive compensation levels for executives in Bermuda, we subscribe to or participate in the following independent local market surveys and services: PricewaterhouseCoopers Bermuda International Business Compensation Survey, Towers Watson Survey on Executive Compensation, the Bermuda Employers’ Council Employment Conditions and Benefits Survey and Equilar’s Compensation Benchmarking Service. In 2013, neither the Company nor the Compensation Committee engaged the services of an outside compensation consultant.

For executive positions, we also review compensation information obtained from publicly available sources such as securities law filings. Based on factors deemed relevant by the Compensation Committee, such as market capitalization, annual premiums written and the markets in which we write business, we regard Aspen Insurance Holdings Ltd., Endurance Specialty Holdings Ltd., Everest Re Group, Ltd., PartnerRe Ltd., Platinum Underwriters Holdings Ltd., RenaissanceRe Holdings Ltd. and Validus Holdings, Ltd. as our primary peers. These companies have been selected as a basis for comparison since they compete with us in underwriting various lines of business and since we believe the operational and industry challenges faced by their executive officers are similar to those that confront our Named Executive Officers.

We assess our executive compensation policy by closely monitoring our ability to attract and hire for key positions, as well as our employee satisfaction and turnover.  A repeated inability to recruit or higher than anticipated turnover would signal that our policy is out of step with our industry or our peers.  We believe our compensation policy has been effective in recent years, enabling us to attract and retain key employees and resulting in a zero voluntary turnover rate for executive officers since 2009, excluding retirements in the normal course.

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We believe our compensation packages provide a meaningful array of incentives that correspond reasonably with packages for comparable positions in our industry.  The Compensation Committee has chosen not to target strict and narrowly-applied market percentiles for any component of compensation in favor of a more flexible and dynamic approach.  This approach provides the ability to address specific business conditions relevant to the Company, including the continued diversification of our underwriting lines and expansion of our business platforms.  The approach also allows us to encourage and reward entrepreneurial efforts by executives that promote the Company’s growth.

Historically, we have collected peer group information and the results of independent market surveys on an annual basis to obtain an understanding of the compensation practices among other reinsurers.  We do not use this information to target compensation relative to our peers formulaically.  Rather, the information provides us with a general overview of our market competitiveness.

Risk Assessment of Compensation Program

Our ERM activities include the assessment and management of risks associated with our compensation program, at all times subject to the oversight of our Compensation Committee.  We have reviewed and considered all of the Company’s compensation policies and practices and have concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company.

In conducting our 2013 risk assessment, we engaged in our annual enterprise-wide review of our compensation program.  We identified and categorized the risks associated with the program, and we documented them and assigned ownership of the risks and their associated controls to our Board, its standing committees and management as appropriate.  We have incorporated these risks and controls into our ERM framework via the Company’s Risk Register, a risk management tool that enables us to identify and analyze the risks we face as an enterprise and to document the controls in place for managing such risks.  The Risk Register creates a consistent view of risk across the Company, including risks with respect to compensation, allowing management to focus resources on key risks and the development of risk management controls.

Controls that enable us to effectively manage risks related to our underwriting and investment activities - and in turn our compensation program - include: (i) the Company’s Corporate Risk Policy, (ii) our ERM Committee (a broad range of managers charged with implementing our ERM program) and (iii) our Investment and Underwriting guidelines, which are overseen by our Board’s Finance and Underwriting Committees, respectively.  Furthermore, our Audit Committee reviews and discusses our risk assessment and risk management processes at least annually with both management and our internal auditors. As discussed above under “Compensation Policy-Market and Peer Company Research”, we also compare our compensation practices with those of peer companies through reviews of market surveys and publicly-available information, and we implement and maintain compensation-related controls such as our Clawback Policy and Share Ownership Guidelines.

When assessing the effectiveness of our controls, we focus on elements of our compensation program that could create undue or unintentional risks or encourage excessive or unnecessary risk-taking by our employees.  Our assessment analyzes a broad range of considerations, including but not limited to the identification of risks; the sufficiency of risk controls; the balance of potential risks to potential rewards within specific elements of the program; and the effectiveness of our ICP in discouraging risk-taking by our employees beyond our ability to effectively manage and mitigate such risks.

While our risk assessment is comprehensive in nature, we pay particular attention to elements of the program that provide for variable payouts and the controls on participants with the ability to affect such payouts, either directly or indirectly.  We focus our attention on these elements, since some groups within the Company may have portions of their overall compensation tailored to their specific business or operational platforms and goals.

Based on the foregoing, we believe our compensation program and its associated policies, practices and controls do not create inappropriate or unintended material risk to the Company.  We also believe our ICP provides incentives that discourage undue risk-taking by our employees, since a significant portion of pay under the ICP consists of equity awards that vest over multi-year periods.

Recent Changes to Our ICP

Beginning in 2012, the Compensation Committee determined that our annual cash bonus opportunities and our Variable RSU awards under the ICP would incorporate a “change in FCBVPCS” performance measure vs. our former ROE-based measure.  We believe this refinement: (i) directly aligns our interests and motivations with those of Shareholders; (ii) provides our employees with the ability to easily understand, and identify with, their incentive hurdle, since we present our calculations of FCBVPCS and its increase (or decrease) in our quarterly earnings releases and SEC filings; and (iii) allows Shareholders to precisely monitor the performance results of the key performance metric used to determine the incentive compensation of our Named Executive Officers.

We calculate FCBVPCS by dividing our common Shareholders’ equity available to the Company by the sum of our outstanding Common Shares and unvested RSUs outstanding, and our calculation of the increase (or decrease) in FCBVPCS represents the increase (or decrease) during any particular period, after taking into account any dividends on Common Shares declared during such period.

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Threshold, target and maximum performance for 2013 were established as increases in FCBVPCS of 2.76%, 9.76% and 16.76%, respectively.  No payout would result from an increase of 2.76% or less; an increase of 9.76% would result in a target payout; and an increase of 16.76% or more would result in the maximum payout.  Payouts based on achievement of performance goals between threshold and target levels or target and maximum levels are calculated using linear interpolation. The selected 2013 performance levels represent returns of 100, 800 and 1,500 basis points over the ten-year U.S. Treasury rate at the beginning of the 2013 calendar year for threshold, target and maximum awards, respectively. These performance levels compare to 2012’s FCBVPCS increases of 2.88%, 9.88% and 16.88% (representing 100, 800 and 1,500 basis points over the ten-year U.S. Treasury rate at the beginning of the 2012 calendar year) for threshold, target and maximum awards, respectively. We believe these selected performance metrics served as adequate risk-adjusted return targets for Shareholders given our current risk profile.

Components of Compensation

The compensation of our Named Executive Officers is governed by their service agreements, our ICP, our Severance Plan (as applicable) and any other compensation arrangements we offer staff generally. Service agreements are a common feature among our peer companies, particularly for executives who relocate from their home countries.  For more information, see “Service Agreements.”

A.  Base Salary and Benefits

Salaries and benefits for our employees are set by reference to the nature and demands of the position, the knowledge, skills and experience of the individual and the markets in the locations in which we operate.

Base Salaries. In accordance with our compensation philosophy and objectives, we offer our Named Executive Officers competitive base salaries that are proportionate to their day-to-day responsibilities. These base salaries range from 20% of overall target compensation for Mr. Harris to 30% of overall target compensation for Mr. Aman, in each case excluding perquisites.

Effective May 20, 2013, in conjunction with the Service Agreement, Mr. Harris’ base salary decreased from $900,000 to $750,000. This decrease was accompanied by an increase in his equity compensation as a relative portion of his overall compensation, with the majority of the share-based component consisting of contingent Variable RSUs linked to the Company’s performance. Mr. Harris and the Compensation Committee mutually determined that it was desirable to reduce his base salary in exchange for an increase in share-based compensation in order to place a greater percentage of his compensation at risk, which further aligns his long-term interests with those of Shareholders. See “Compensation Discussion and Analysis - CEO Service Agreement.” Effective April 1, 2013, Mr. Paquette’s base salary increased by 6.7% from $375,000 to $400,000, reflecting a combination of merit and market adjustments.  We did not provide cost of living adjustments for any of our executive officers in 2013. See “Compensation Discussion and Analysis -Supplemental Table of NEO Compensation” for further details on compensation and benefits for our Named Executive Officers.

Benefits.  The principal employee benefits we offer our executives are retirement, health and welfare benefits.  Certain of our Bermuda-based executives also receive personal travel and housing allowances.  We do not pay tax gross-ups to any of our Named Executive Officers relating to any benefit programs or perquisites.  As a result of our annual review of benefit programs, we believe our benefits and perquisites are consistent with the practices of Bermuda-based peer companies.  See “Personal Travel and Housing Allowances.”

Retirement Benefits. The Company provides its employees with retirement benefits through Company-funded or Company-matched defined contribution retirement programs.  For U.S. citizens and residents, the programs consist primarily of two qualified 401(k) plans: one for participants residing in the U.S. and one for U.S. citizens residing in Bermuda.  Substantially equivalent programs for employees who are not U.S. citizens or residents have been established in accordance with Bermuda law and the laws of the other jurisdictions where we maintain offices. Our Named Executive Officers participate in these retirement plans on the same terms and conditions as our other full-time employees.

Messrs. Harris, Paquette and Schaper also received supplemental defined contribution pension benefits to equalize their total 2013 pension benefits at 10% of their base salaries.  Messrs. Harris and Schaper, who are U.S. citizens and reside in Bermuda, received their 2013 supplemental pension benefits in cash to prevent the benefits from constituting deferred compensation within the meaning of Section 457A of the Code.  Mr. Paquette, who is a U.S. citizen and resides in the U.S., received his 2013 supplemental pension benefit in the form of a Company-provided contribution to a non-qualified deferred compensation plan for employees based in the United States.  Mr. Busher, who is a U.K. citizen and who resided in Bermuda in 2013, received a defined contribution pension benefit from the Company equal to 10% of his base salary, but his benefit was not subject to any limitations imposed by the U.S. Internal Revenue Code.  See “All Other Compensation- 2013” and “Non-Qualified Deferred Compensation-2013.”

Health and Welfare Plans. The Company provides all qualifying employees with comprehensive health and welfare benefits, including medical, dental, life and disability insurance. Our U.S.-based employees, including Messrs. Paquette and Aman, bear a portion of the cost of these benefits.

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Personal Travel and Housing Allowances.  We provide personal travel allowances to our Bermuda-based executive officers for a certain number of return trips to their home countries. Certain of our Bermuda-based executives also receive housing allowances to help defray the high cost of housing in the local market, however among our Named Executive Officers, only Mr. Schaper receives such an allowance.  Messrs. Paquette and Aman, each based in the U.S., receive neither personal travel nor housing allowances. The Company does not maintain or use corporate jet aircraft for business or personal travel by our executives.  See “Perquisites and Other Personal Benefits-2013.”

B.  Annual Cash Bonuses

Pursuant to our ICP, we provide annual cash bonus opportunities to our Named Executive Officers that are entirely tied to the Company’s increase in FCBVPCS.  We believe such bonuses are in line with market practice for companies in our industry.

General Framework.  Annually, the Compensation Committee establishes threshold, target and maximum bonus opportunities for the Company’s cash bonus plan, each expressed as a percentage of base salary, as well as appropriate performance criteria. This process enables the Compensation Committee to adjust the plan in light of developments affecting the industry as a whole and the Company in particular.  The expression of incentive compensation measures as percentages of salary is a standard industry approach and one we believe enables our employees and Shareholders to better understand how bonuses are calculated.

Within our annual cash bonus plan, we utilize varying individual performance weightings depending on a particular employee’s position with the Company.  Those with greater levels of overall responsibility, such as our Named Executive Officers, have weightings that are exclusively weighted toward Company performance. By contrast, those with comparatively less overall responsibility have weightings substantially weighted toward individual performance. This relative weighting of performance metrics permits those employees with limited opportunities to influence our overall results to remain eligible for an annual cash bonus even in years where the Company’s performance falls below threshold bonus levels.

2013 Performance Measurement.  Our 2013 annual bonus plan incorporated a “change in FCBVPCS” performance measure. This measure was recommended by the Compensation Committee and approved by the Board at the beginning of the 2013 performance cycle.  See “Recent Changes to our ICP”, above.

The threshold, target and maximum 2013 bonus amounts for each of the Named Executive Officers were 0%, 100% and 200% of base salary, respectively. Threshold, target and maximum FCBVPCS performance levels were set at 2.76%, 9.76% and 16.76%, respectively, for all bonus plan participants with no payout resulting from an increase of 2.76% or less; an increase of 9.76% resulting in a target payout; and an increase of 16.76% or more resulting in the maximum payout. Payouts based on achievement of performance goals between threshold and target levels or target and maximum levels are calculated using linear interpolation.

For 2013, our actual increase in FCBVPCS was 14.3%.  As a result, the payouts received by each of the Named Executive Officers were equal to 1.66 times their ending base salaries (166% of their target bonus). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Item 7 of our 2013 Form 10-K for a description and calculation of our FCBVPCS as of December 31, 2013, and our increase in FCBVPCS for the year ended December 31, 2013.

Although the Compensation Committee retains absolute discretion in determining the final value of annual cash bonuses for our Named Executive Officers based on extenuating circumstances or otherwise, the Compensation Committee did not exercise such discretion for 2013. In addition, the Company did not provide any guaranteed bonuses to its Named Executive Officers for 2013.

C.  Long-Term Incentive Awards

General Framework.  The LTIPs allow for a broad range of incentive award grants, including Fixed and Variable RSUs, restricted Common Shares, incentive share options (on a limited basis), non-qualified share options, share appreciation rights, deferred share units, performance compensation awards, performance units, cash incentive awards and other equity-based and equity-related awards. As of December 31, 2013, the only incentive awards outstanding under the LTIPs were RSUs.

RSUs vest in equal tranches over a one- to five-year period, depending on the individual award, subject to the recipient maintaining an active employment relationship with the Company in good standing through the vesting date.  Holders of RSUs are not entitled to voting rights but are entitled to receive dividend equivalents in amounts equal to any dividends paid with respect to the Common Shares that underlie such RSUs. Upon satisfaction of all vesting conditions, RSUs are payable in Common Shares (the amount of which may be reduced by applicable statutory income tax withholdings at the recipient’s option).

In 2013, we continued to use contingent annual Variable RSU awards as the principal component of our long-term incentive compensation, including incentive compensation granted to our Named Executive Officers.  Pursuant to our Variable RSU awards, the number of RSUs to be awarded is dependent upon a pre-defined performance metric set by the Compensation Committee (currently the Company’s change in FCBVPCS) prior to the initial year of the four-year award period and ranges from zero to 200% of a target number.  After completion of the initial year and application of the performance metric to that year, the number of Variable RSUs actually granted relative to the target is determined (or no longer varies) and becomes fixed. The award then vests ratably over the four-year award period, subject to the employee’s continued employment.  Because the number of Variable RSUs expected to be awarded may fluctuate throughout the first year of an award period, dividend equivalent payments for the initial year are made in arrears.

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The target number of annual Variable RSUs for the 2013-2016 award cycle was calculated as two (2) times base salary for Messrs. Paquette, Busher and Schaper and one and a half (1.5) times base salary for Mr. Aman, in each case divided by a preset price per Common Share.  This preset price ($29.00 with respect to 2013, as opposed to our share price of $22.86 at the beginning of the year) was used to limit the number of Variable RSUs issuable Company-wide at target levels to approximately 500,000 per year, thereby managing our remaining share inventory under the 2012 LTIP.  Mr. Harris’ target number of annual Variable RSUs for the 2013-2016 award cycle was initially determined in this manner and was equal to approximately 200% of his prior base salary, but was subsequently revised by the Compensation Committee pursuant to the Service Agreement, and became equal to approximately 300% of his new base salary. See “Compensation Discussion and Analysis - CEO Service Agreement.”

2013 Performance Measurement and Results. The target performance metric for the 2013-2016 Variable RSU award cycle was based on an increase in FCBVPCS with a threshold of 2.76%, a target of 9.76% and a maximum of 16.76%.  For 2013, our actual increase in FCBVPCS was 14.3%.  As a result, each of our Named Executive Officers received Variable RSUs for the 2013-16 award cycle equivalent to 166% of target, of which 25% were considered earned at December 31, 2013.

Fixed RSU Awards.  We also continued our policy of providing for discretionary awards of Fixed RSUs as an inducement to new hires, as a retention measure or to reward exceptional performance.  None of our Named Executive Officers received awards of Fixed RSUs in 2013, with the exception of 5,000 Fixed RSUs granted to Mr. Harris pursuant to the Service Agreement and which he earned and received on December 15, 2013. Mr. Harris will receive a Fixed RSU grant annually over the remaining term of the Service Agreement primarily to offset pension and benefit reductions resulting from the decrease in his base salary. See “Compensation Discussion and Analysis - CEO Service Agreement.”

2013 RSU Payouts and Vesting.  During 2013, each of our Named Executive Officers, other than Mr. Schaper, who joined the Company in November 2011, earned and received Variable RSU payouts for the final installment of the 2010-2013 award cycle. In addition, each earned and received Variable RSU payouts for the second installment of the 2012-2015 award cycle. RSU payouts during 2013 for the 2010-2013 award cycle and 2012-2015 award cycle were based on prior years’ performance and vested solely on continued employment. Each of our Named Executive Officers also earned and received partial installments of any Fixed RSU awards granted to them in prior years.  In addition, during 2013 Mr. Busher received an acceleration of certain of his outstanding RSUs awards. See “Compensation Discussion and Analysis - Transition Letter.”  For additional information regarding outstanding grants and grants that vested during 2013, see “Outstanding Equity Awards at Fiscal Year-End”, “Option Exercises and Shares Vested” and “Awards Made Under Equity Compensation Plans.”

Future Awards.  While the Compensation Committee regularly reviews the form and design of our long-term incentive awards, we anticipate that any future capacity under the 2012 LTIP will be heavily allocated towards grants of Variable RSUs. In most instances, such awards will be based on the achievement of pre-established performance objectives and will contain time-based vesting and payout requirements designed to promote retention. We believe this approach promotes long-term share ownership by employees in the form of a tangible, equity-linked award, which aligns the interests of our employees and Shareholders. The approach also mitigates the adverse effects of volatility and cyclicality upon the results of the reinsurance sector and our Company.

Clawback Policy and Share Ownership Requirements

In 2012, we adopted a recoupment, or “clawback”, policy (the “Clawback Policy”). The Clawback Policy provides for the recovery of excess incentive compensation payouts in the event the Company is required to prepare an accounting restatement due to its material non-compliance with any financial reporting requirement under securities laws. Any clawback would apply to covered current or former executive officers and would involve the recoupment of excess incentive compensation payouts to such officers made during the three-year period immediately preceding the date on which the Company is required to prepare the accounting restatement. Recovery of excess incentive compensation will be reduced by any taxes paid or payable on such compensation by the executive officer.

All of our officers subject to the requirements of Section 16 of the 1934 Act, including all our Named Executive Officers, are covered by the Clawback Policy. The requirements of our Clawback Policy are more stringent than those required by the Sarbanes-Oxley Act of 2002. Implementation rules for the mandatory clawback requirements of Dodd-Frank have yet to be finalized as of the date of this Proxy Statement.  However, to the extent necessary, we will amend our Clawback Policy to conform with the final Dodd-Frank rules once issued. To date, the Company has never been required to restate its financial results.

Our Named Executive Officers and selected senior executives are also subject to formal share ownership requirements.  Each covered executive must amass Common Shares and/or Preferred Shares (including unvested RSUs underlying Common Shares) within five (5) years of his/her appointment, and the required minimum shareholdings must be maintained and held during the executive’s continuous service with the Company. The only exception is that the chairperson of the Compensation Committee, in certain rare circumstances and in his or her discretion, may temporarily waive or modify the recommended ownership levels in response to undue hardship on an executive or other considerations.

Minimum shareholdings for our Named Executive Officers and certain selected senior executives are equivalent to an aggregate market value in Common and/or Preferred Shares of: (i) five (5) times base salary in the case of our CEO, Mr. Harris, (ii) three and a half (3.5) times base salary in the case of Messrs. Paquette and Schaper, and (iii) two (2) times base salary in the case of certain other senior executives, including Mr. Aman, in each case, subject to adjustment by our Board.  As of December 31, 2013, each of

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our Named Executive Officers owned Common Shares and/or Preferred Shares and unvested RSUs underlying Common Shares with an aggregate market value of at least five (5) times his annual base salary.  Due to his retirement on December 31, 2013, Mr. Busher is no longer subject to minimum shareholding ownership requirements.

Change in Control and Severance

Our Named Executive Officers may be entitled to payments following a termination of their employment and/or upon a change in control in the Company.  These payments are governed by their individual service agreements, the Severance Plan and the LTIPs and associated RSU award agreements.  Such payments are due in conjunction with a termination of employment in the following situations: (i) voluntary termination of employment by the executive with or without “constructive termination” (as such term is defined in the LTIPs); (ii) termination of employment by the Company without “cause” (as such term is defined in the LTIPs); (iii) termination of employment by the Company following disability; (iv) non-renewal of the executive’s current service agreement; (v) refusal/revocation of the executive’s Bermuda work permit; and (vi) a change in control of the Company followed by a termination of employment.  In the event of a termination of employment for “cause”, none of the Named Executive Officers are entitled to any termination-related payments.

Severance Plan.  Messrs. Harris, Paquette and Schaper are eligible for severance benefits under the Severance plan. The key feature of the Company’s Severance Plan is that a simple change in control of the Company does not automatically trigger a vesting of benefits.  A second trigger must also occur.  Upon a change in control of the Company, our Named Executive Officers who participate in the Severance Plan may be entitled to receive additional payments if, within twenty-four (24) months following the change in control, their employment is terminated by the Company without cause or by the executive as the result of a constructive termination. These “double-trigger” severance payments would be made in lieu of any salary continuation or severance payments under the terms of their service agreements. In addition, all RSUs granted under our share-based incentive plans would vest under comparable circumstances.  The purpose of these arrangements is to mitigate the disincentives that may exist (economic and otherwise) in a transaction that would be negotiated by senior executives for the benefit of Shareholders and that may result in the elimination of the senior executives’ positions.  None of our Named Executive Officers or other employees are entitled to a gross-up for any taxes or penalties associated with Section 280G of the Code. In fact, Messrs. Harris and Paquette’s service agreements provide for reductions in certain amounts payable to them to the extent that such payments would, if so made, trigger incremental taxes or penalties associated with Section 280G.

For additional information regarding the circumstances under which severance or change in control benefits are payable and the amounts thereof, see “Potential Payments upon Termination of Employment or Change in Control” and “Service Agreements.”

CEO Service Agreement

On May 17, 2013, on recommendation of the Compensation Committee, the Company’s Board approved the Service Agreement with Mr. Harris (the “Service Agreement”).  The Service Agreement, which became effective on May 20, 2013 (the “Effective Date”), supersedes and replaces in all respects the prior service agreement between the Company and Mr. Harris, dated March 13, 2008 and amended July 1, 2010.

Term.  The Service Agreement’s term began on the Effective Date and will end on December 31, 2017, subject to automatic renewal for successive one-year periods beginning on January 1, 2018 unless, at least 90 days prior to the scheduled expiration date, either party provides the other party with notice of non-renewal or of a desire to renegotiate the Service Agreement’s material terms.  In addition, if the Company delivers notice of non-renewal to Mr. Harris either before or after a change in control, the term will expire on the later of the scheduled expiration date and the second anniversary of such change in control.

Salary and Annual Bonus.  During the Service Agreement’s term, the Company will pay Mr. Harris an annual base salary of $750,000, which represents a reduction from his base salary of $900,000, the level in effect prior to the Effective Date.  In addition, his target bonus opportunity will continue to be equal to 100% of his base salary.  Neither Mr. Harris’ base salary nor his target bonus may be decreased during the term of the Service Agreement.

Long-Term Incentive Awards.  In accordance with the terms of his Service Agreement, Mr. Harris received the following grants in 2013: (i) 5,000 Fixed RSUs which vested in full on December 15, 2013, and (ii) 97,000 Variable RSUs (at target) for the 2013-2106 award cycle, which will be earned and vest in a four equal tranches (March 15, 2014 and December 15, 2014, 2015 and 2016).  For each subsequent year during the term of the Service Agreement, Mr. Harris will be entitled to an annual grant of long-term incentive awards with a target value of not less than $2,448,000, with annual awards valued at no less than $120,000 vesting no more than one year after grant and annual awards with a target value of not less than $2,328,000 vesting no more than four years after grant.

Severance Provisions. Notwithstanding the provisions of the Severance Plan, the Service Agreement provides that if Mr. Harris terminates his employment without “Good Reason”, he will be entitled to receive continuation of base salary, medical benefits and vesting of share-based incentive awards for twelve (12) months following termination of employment, subject to continued compliance with the non-competition and non-solicitation provisions of his Service Agreement at the discretion of the Company.  The Company has provided Mr. Harris with these severance benefits in order to promote compliance with the non-compete and non-solicit provisions in his Service Agreement.  The Company may cease continuation of base salary, medical benefits and RSU vesting at any time in exchange for releasing Mr. Harris from his obligations under such provisions. For additional information regarding the potential severance and benefits are payable to Mr. Harris, see “Potential Payments upon Termination of employment or Change in Control.”

29

Transition Letter

On December 31, 2013, Mr. Busher retired from his role as COO, EVP and Head of European Operations. Mr. Busher continues to serve as a director and the non-executive Chairman of the Board of Directors of MAL.

In order to promote a smooth transition of Mr. Busher’s duties and responsibilities, the Company entered into a transition letter with him on February 21, 2013 pursuant to which he agreed to: (i) retire from the Board, effective May 17, 2013, the end of his existing term as a Class B director, (ii) transition his executive roles with the Company during 2013 and (iii) retire as COO, EVP and Head of European Operations on December 31, 2013 (the date Mr. Busher’s service agreement expired).

Pursuant to the transition letter, Mr. Busher waived all rights to severance and other termination payments set forth in his service agreement, including any entitlement to payments upon expiration or non-renewal of his service agreement.  In consideration for Mr. Busher’s waiver of these and other rights, as well as his release of any claims against the Company and his continued compliance with the restrictive covenants contained in his service agreement, the Company agreed to the following treatment of his outstanding RSUs awards: (i) the RSUs that were originally granted to Mr. Busher pursuant to the 2010-2013 and 2012-2015 Variable RSU cycles, which were scheduled to vest on December 15, 2013, were vested fully on March 15, 2013; (ii) the RSUs that were originally granted to Mr. Busher as part of the 2012-2015 Variable RSU cycle, which were scheduled to vest on December 15, 2014 or later, were vested fully on December 15, 2013; and (iii) the RSUs that were granted to Mr. Busher as part of the 2013-2016 Variable RSU cycle, which were scheduled to vest on December 15, 2014 or later, were vested fully on March 15, 2014.

Compliance with Section 162(m) of the Code

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid to any of a Company’s named executive officers (under current rules, other than the CFO).  As a Bermuda limited liability company, historically we have been exempt from U.S. income taxes and ineligible to take a U.S. income tax deduction for the compensation paid to any of our Named Executive Officers.  With the establishment of our U.S. operations in 2007, we are now subject to taxes on our U.S. income and are therefore potentially subject to Section 162(m) limitations on deductions.  We believe that the value of any lost deductions is currently insignificant; however the 2012 LTIP provides for the ability to grant future awards that may qualify as performance-based compensation under Section 162(m).

Role of Executive Officers in Executive and CEO Compensation

The components and levels of compensation for each of our Named Executive Officers are set by the Compensation Committee in consultation with our CEO (except with respect to his own compensation) and are ratified and approved by our Board. The Compensation Committee also reviews all of the Company’s compensation policies and elements of remuneration for our Named Executive Officers at least annually.

As CEO, Mr. Harris makes recommendations to the Compensation Committee on all aspects of compensation for our Named Executive Officers, including general plan structures, performance measures and any amendments thereto.  Mr. Harris is not present during any Compensation Committee or Board discussions regarding his own remuneration.

The Company’s General Counsel and Secretary, Jonathan Kim, acts as Secretary for the Compensation Committee and supports the Company’s Global Head of Human Resources, Kevin Long, in the preparation of meeting and research materials. Mr. Long develops recommendations to the Compensation Committee and the Chairman regarding the CEO’s compensation.  He is also responsible for providing the Board with sufficient information, including reports on the market practices of peer companies, to enable them to review and recommend structures, levels and targets for the CEO’s compensation.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has served as an officer or employee of the Company during 2013 and the Board notes no relationship that would impair the independence of any director who served as a member of the Compensation Committee during 2013.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis disclosure required by Item 402(b) of Regulation S-K of the 1934 Act with management.  Based on such review and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Morgan W. Davis (Chair)	March 26, 2014
John G. Bruton
Michael R. Eisenson
Susan J. Sutherland
Anthony Taylor

30

Executive Officer Compensation

Summary Compensation Table

The following table sets forth information relating to compensation awarded to, earned by or paid for services rendered in all capacities during 2013, 2012 and 2011 by our Named Executive Officers.

Name and		Salary	Bonus (2)	Share Awards (3)	Option Awards	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total
Principal Position (1)	Year	($)	($)	($)	($)	($)	($)	($)

Christopher L. Harris	2013	787,500	—	2,341,420	—	1,245,000	266,368	4,640,288
President and CEO	2012	900,000	—	1,331,250	—	1,800,000	248,243	4,279,493
(Principal Executive Officer)	2011	843,750	—	1,435,680	—	—	267,124	2,546,554

Michael S. Paquette	2013	393,750	—	630,616	—	664,000	90,200	1,778,566
CFO and EVP	2012	370,000	—	554,688	—	750,000	82,599	1,757,287
(Principal Financial Officer)	2011	348,750	—	733,896	—	—	66,559	1,149,205

Thomas G.S. Busher	2013	775,000	—	1,221,821	—	1,286,500	195,836	3,479,157
Former COO, EVP and Head	2012	775,000	—	1,146,348	—	1,550,000	201,977	3,673,325
of European Operations (6)	2011	743,750	—	1,236,280	—	—	186,438	2,166,468

Christopher T. Schaper	2013	550,000	—	867,103	—	913,000	282,831	2,612,934
President,	2012	550,000	—	813,536	—	1,100,000	264,833	2,728,369
Montpelier Re	2011	54,295	200,000	496,500	—	—	23,229	774,024

Timothy P. Aman	2013	360,000	—	425,676	—	597,600	50,557	1,433,833
Chief Risk Officer	2012	352,500	—	399,375	—	720,000	45,001	1,516,876
and SVP	2011	328,750	—	394,812	—	—	30,273	753,835

(1)         All amounts presented in the table above and in the supporting tables that follow are expressed in U.S. dollars.  Certain amounts presented were paid in Bermuda dollars. The Bermuda dollar is fixed to the U.S. dollar at a one-to-one ratio.

(2)         Mr. Schaper began his employment with the Company in November 2011.  As an inducement in connection with his hiring, he was provided a one-time sign-on bonus of $200,000.  In general, the Company does not otherwise provide guaranteed minimum or discretionary bonuses to its Named Executive Officers.

(3)         For Variable RSUs, represents the grant date fair value assuming target-level performance (the most probable outcome as of the date of grant)  in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”) without regard to estimated forfeitures. At the maximum payout, the value of the Variable RSUs granted to Mr. Harris would be: 2013 - $4,434,840; 2012 - $2,662,500; 2011 - $2,871,360; for Mr. Paquette: 2013 - $1,261,232; 2012 - $1,109,375; 2011 - $1,132,592; for Mr. Busher: 2013 - $2,443,643; 2012 - $2,292,714; 2011 - $2,472,560; for Mr. Schaper: 2013 - $1,734,205; 2012 - $1,627,072; 2011 - $0; and Mr. Aman 2013- $851,352; 2012 - $798,750, 2011 - $789,624.  For Fixed RSUs, represents the grant date fair value in accordance with FASB ASC Topic 718 without regard to estimated forfeitures. See Note 9 to the 2013 Form 10-K for a description of the assumptions used to determine the initial grant date fair value of RSUs.

(4)         Compensation shown as “Non-Equity Incentive Plan Compensation” within the above table represents the amount to which the Named Executive Officer was entitled under the Company’s annual bonus plan. See “Compensation Discussion and Analysis - Components of Compensation - Annual Cash Bonuses.”

(5)         The individual components of “All Other Compensation” for 2013 are presented in the tables that follow.

(6)         Mr. Busher retired from his role as COO, EVP and Head of European Operations of the Company on December 31, 2013. See “Compensation Discussion and Analysis - Transition Letter.”

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All Other Compensation - 2013

			Tax-
	Perquisites and Other		Qualified Defined	Supplemental Defined
	Personal Benefits (1)	Housing Allowance	Contribution Pension	Contribution Pension (2)	Dividends on RSUs (3)	Life Insurance (4)	Total
Name	($)	($)	($)	($)	($)	($)	($)
Christopher L. Harris	43,900	—	50,000	31,250	134,258	6,960	266,368
Michael S. Paquette	1,500	—	17,500	21,875	47,603	1,722	90,200
Thomas G.S. Busher	35,521	—	77,500	—	63,981	18,834	195,836
Christopher T. Schaper	10,400	144,000	50,000	5,000	67,191	6,240	282,831
Timothy P. Aman	—	—	17,500	—	31,335	1,722	50,557

(1)         See table below for the individual components of Perquisites and Other Personal Benefits.

(2)         Represents supplemental defined contribution pension benefits provided to Messrs. Harris, Paquette and Schaper in order to bring their total 2013 pension benefits up to 10% of their base salaries. Messrs. Harris and Schaper, who are U.S. citizens and reside in Bermuda, received their 2013 supplemental pension benefits in cash and Mr. Paquette, who is a U.S. citizen and resides in the U.S., received his 2013 supplemental benefit in the form of a Company-provided contribution to a non-qualified deferred compensation plan. See “Non-Qualified Deferred Compensation.”

(3)         Represents dividend equivalents earned on outstanding RSU awards.

(4)         Represents the cost of employer-provided life insurance.

Perquisites and Other Personal Benefits - 2013

Name	Personal Travel (1) ($)	Health Club Membership ($)	Tax and Financial Planning ($)	Transportation/ Parking (2) ($)	Total ($)
Christopher L. Harris	31,743	1,380	3,191	7,586	43,900
Michael S. Paquette	—	—	—	1,500	1,500
Thomas G.S. Busher	35,521	—	—	—	35,521
Christopher T. Schaper	10,400	—	—	—	10,400
Timothy P. Aman	—	—	—	—	—

(1)         Represents the incremental cost to the Company of reimbursing personal travel for our Bermuda-based Named Executive Officers.

(2)         Reflects transportation costs in Bermuda for Mr. Harris and office parking in the U.S. for Mr. Paquette. From January 1 to September 30, 2013, Mr. Harris was provided with a Bermuda taxi service in order to get to and from work and, beginning October 1, 2013, an automobile was provided to him by the Company for this purpose. Mr. Harris receives this benefit because his Service Agreement precludes him from traveling in Bermuda by any means other than by automobile and, as a Bermuda resident, he and his family are otherwise limited to owning one automobile per household in accordance with local law.

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Grants of Plan-Based Awards - 2013

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Share Awards: Number of Shares or	Grant Date Fair Value of Share
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Awards (5) ($)

Christopher L. Harris
Non-Equity Awards (1)	—	—	0	750,000	1,500,000	—	—	—	—	—
Variable RSUs (2)	1/1/13	2/21/13	—	—	—	0	62,069	124,138	—	1,418,897
Variable RSUs (3)	1/1/13	5/20/13	—	—	—	0	34,931	69,862	—	798,523
Fixed RSUs (4)	5/20/13	5/20/13	—	—	—				5,000	124,000

Michael S. Paquette
Non-Equity Awards (1)	—	—	0	400,000	800,000	—	—	—	—	—
Variable RSUs (2)	1/1/13	2/21/13	—	—	—	0	27,586	55,172	—	630,616

Thomas G.S. Busher
Non-Equity Awards (1)	—	—	0	775,000	1,550,000	—	—	—	—	—
Variable RSUs (2)	1/1/13	2/21/13	—	—	—	0	53,448	106,896	—	1,221,821

Christopher T. Schaper
Non-Equity Awards (1)	—	—	0	550,000	1,100,000	—	—	—	—	—
Variable RSUs (2)	1/1/13	2/21/13	—	—	—	0	37,931	75,862	—	867,103

Timothy P. Aman
Non-Equity Awards (1)	—	—	0	360,000	720,000	—	—	—	—	—
Variable RSUs (2)	1/1/13	2/21/13	—	—	—	0	18,621	37,242	—	425,676

(1)         Represents the Named Executive Officer’s annual bonus potential for 2013 pursuant to the Company’s 2013 Annual Bonus Plan. Based on our actual increase in FCBVPCS for 2013 of 14.3%, the Compensation Committee and the Board awarded cash bonuses to Messrs. Harris, Paquette, Busher, Schaper and Aman, in an amount equal to 166% of their target bonus. See “Compensation Discussion and Analysis - Components of Compensation - Annual Cash Bonuses.”

(2)         Represents Variable RSUs awarded pursuant to the 2012 LTIP for the 2013-2016 award cycle. Variable RSUs are contingent awards in which the actual number of RSUs awarded is not known on the grant date and is dependent on Company performance during the initial year of the four year award cycle (the “Initial RSU Period”). The actual number of Variable RSUs awarded is not known until: (i) the completion of the Initial RSU Period; and (ii) the formal approval by the Compensation Committee and the Board of the number of RSUs awarded based on actual performance achieved. The number of Variable RSUs shown above at target is based on an increase in FCBVPCS of 9.76%. The number of Variable RSUs shown at maximum is based on an achieved increase in FCBVPCS of 16.76% or greater. At an achieved increase in FCBVPCS of 2.76% or less, no Variable RSUs would be awarded. Variable RSUs vest in equal annual installments over a four-year period subject to continuous employment.

(3)         Represents an incremental Variable RSU award to Mr. Harris on May 20, 2013 in connection with the Service Agreement. Mr. Harris’ incremental Variable RSU award was made pursuant to the 2012 LTIP and the terms of this award were the same as the Variable RSU awards described in Note (2) above. See “Compensation Discussion and Analysis - CEO Service Agreement.”

(4)         Represents a Fixed RSU award to Mr. Harris on May 20, 2013 in connection with the Service Agreement. Mr. Harris’ Fixed RSU award was made pursuant to the 2012 LTIP, was not contingent on Company performance and the actual number of RSUs awarded to him was known on the grant date. Mr. Harris’ Fixed RSU award fully vested on December 31, 2013. See “Compensation Discussion and Analysis - CEO Service Agreement.”

(5)         Represents the grant date fair value at target (the most probable outcome as of the date of grant) in accordance with FASB ASC Topic 718 without regard to estimated forfeitures. At the maximum payout, the value of the Variable RSUs granted to Messrs. Harris, Paquette, Busher, Schaper and Aman would be $4,434,840, $1,261,232, $2,443,643, $1,734,205 and $851,352, respectively. See Note 9 to the 2012 Form 10-K for a description of the assumptions used to determine the initial grant date fair value of RSUs. Based on our actual increase in FCBVPCS for 2013 of 14.3%, the Compensation Committee and the Board awarded Variable RSUs for the 2013-2016 award cycle to Messrs. Harris, Paquette, Busher, Schaper and Aman, in an amount equal to 166% of their target Variable RSUs. See “Compensation Discussion and Analysis - Components of Compensation - Long-Term Incentive Awards.”

33

Narrative to the Summary Compensation Table and Grants Of Plan-Based Awards

Service Agreements

Each of our Named Executive Officers is subject to a service agreement with the Company. Each service agreement entitles the relevant Named Executive Officer to a base salary, the right to participate in the Company’s annual bonus and long-term incentive plans and certain benefits and other perquisites. For further information regarding the components of the Named Executive Officers’ compensation, see “Compensation Discussion and Analysis-Components of Compensation.”

Messrs. Harris and Paquette’s service agreements provide that, in the event it is determined that any payment under those agreements would be considered an “excess parachute payment” under Section 280G, their payments will be reduced (with cash payments being reduced before share-based payments) in such a manner that no portion of the payments will be considered “excess parachute payments” under Section 280G. However, if such a reduction would result in Mr. Harris or Mr. Paquette receiving less after-tax compensation than they would have otherwise received without such reduction, then such payments will not be reduced. In either case, Messrs. Harris and Paquette are fully responsible for their own personal income taxes and the Company has no obligation or intent to reimburse or otherwise provide a tax gross-up to them in connection with any such payments.

Mr. Harris’ service agreement is for a term expiring December 31, 2017. See “Compensation Discussion and Analysis - CEO Service Agreement.” Mr. Paquette’s service agreement is continual and is terminable upon twelve-months’ written notice by the Company and upon six-months’ written notice by him. Mr. Busher’s service agreement expired upon his retirement from the Company on December 31, 2013. See “Compensation Discussion and Analysis - Transition Letter.” Mr. Schaper’s service agreement is continual and is terminable upon twelve-months’ written notice by either the Company or by him. Mr. Aman’s service agreement is continual and is terminable upon six-months’ written notice by the Company and upon three-months’ written notice by him.

The Named Executive Officers are entitled under their service agreements to certain benefits upon various circumstances resulting in termination of their employment. For information regarding the principal terms and conditions of these provisions see “Executive Officer Compensation-Potential Payments Upon Termination of Employment or Change in Control.”

The service agreements also contain restrictive covenants that prevent the Named Executive Officers from engaging in certain competitive activities and soliciting our customers and employees. These covenants are effective during each Named Executive Officer’s employment and, with respect to each Named Executive Officer other than Mr. Aman, for twelve months thereafter. With respect to Mr. Aman, the non-competition covenant remains effective for the three-month period following the termination of his employment, and the non-solicitation covenant remains effective for the six-month period following the termination of his employment. Pursuant to their service agreements, each Named Executive Officer is also subject to a confidentiality covenant of an indefinite duration.

Annual Cash Bonuses

Each Named Executive Officer participates in the Company’s annual cash bonus plan. The Company does not generally pay guaranteed minimum or discretionary bonuses (although in light of the Company’s business and the potential for unforeseen catastrophic events to disrupt the Company’s performance, the Compensation Committee retains the discretion to implement guaranteed or discretionary bonuses).

Pursuant to their service agreements, Messrs. Harris and Paquette are, and Mr. Busher formerly was, specifically entitled to a target bonus opportunity equal to 100% of their respective base salaries. Messrs. Schaper and Aman are not entitled to a specified target bonus opportunity pursuant to their service agreements.

For further information regarding the terms of the Company’s annual cash bonus plan, see “Compensation Discussion and Analysis-Components of Compensation-Annual Cash Bonuses.”

Long-Term Incentive Plan Awards

The Company has a practice of making annual grants to senior management, including the Named Executive Officers, of Variable RSUs that vest in equal annual installments over a four-year period subject to continuous active employment. The actual number of RSUs awarded depends upon the Company’s performance during the initial year in which the grants are made. For further information regarding the terms of the Company’s RSU awards, see “Compensation Discussion and Analysis-Components of Compensation-Long-Term Incentive Awards.”

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Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Share Awards
Equity
Incentive
								Plan	Equity
			Equity					Awards:	Incentive
			Incentive					Number of	Plan Awards:
			Plan					Unearned	Market or
			Awards:					Shares,	Payout Value
	Number of	Number of	Number of				Market	Units	of Unearned
Name	Securities Underlying Unexercised Options (#) Exercisable	Securities Underlying Unexercised Options (#) Unexercisable	Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (1) (#)	Value of Shares or Units That Have Not Vested (2) ($)	or Other Rights That Have Not Vested (#)	Shares, Units or Other Rights That Have Not Vested ($)
Christopher L. Harris	—	—	—	—	—	195,765	5,696,762	—	—
Michael S. Paquette	—	—	—	—	—	71,595	2,083,415	—	—
Thomas G.S. Busher	—	—	—	—	—	—	—	—	—
Christopher T. Schaper	—	—	—	—	—	103,056	2,998,930	—	—
Timothy P. Aman	—	—	—	—	—	45,683	1,329,375	—	—

(1)         Represents unvested RSU awards as of December 31, 2013. Mr. Harris’ unvested RSUs consist of: 75,000 Variable RSUs for the 2012-2015 award cycle; and 120,765 RSUs for the 2013-2016 award cycle. Mr. Paquette’s unvested RSUs consist of: 6,000 Fixed RSUs for the 2011-2016 award cycle; 31,250 Variable RSUs for the 2012-2015 award cycle; and 34,345 Variable RSUs for the 2013-2016 award cycle. Mr. Schaper’s unvested RSUs consist of: 10,000 Fixed RSUs for the 2011-2014 award cycle; 45,832 Variable RSUs for the 2012-2015 award cycle; and 47,224 Variable RSUs for the 2013-2016 award cycle. Mr. Aman’s unvested RSUs consist of: 22,500 Variable RSUs for the 2012-2015 award cycle and 23,183 Variable RSUs for the 2013-2016 award cycle. The Fixed RSUs granted to Mr. Harris pursuant to his Service Agreement fully vested on December 31, 2013. Mr. Busher had no unvested RSU awards at December 31, 2013.

(2)         Each outstanding RSU vests in equal annual installments over the applicable award cycle on December 15 of each year, except for the 6,000 outstanding Fixed RSUs awarded to Mr. Paquette in 2011 that are scheduled to vest in four remaining equal installments on March 15 of each year. The market value of all RSUs that have not vested was calculated using the $29.10 closing market price of Common Shares on December 31, 2013, as quoted on the NYSE.

Option Exercises and Shares Vested - 2013

	Option Awards		Share Awards (1)
	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on	Value Realized
	Vesting	on Exercise	Vesting	on Vesting
Name	(#)	($)	(#)	($)
Christopher L. Harris	—	—	112,873	3,265,194
Michael S. Paquette	—	—	38,298	1,107,528
Thomas G.S. Busher (2)	—	—	203,768	5,754,448
Christopher T. Schaper	—	—	48,658	1,415,948
Timothy P. Aman	—	—	25,792	750,547

(1)         Represents RSU awards and the value thereof that vested during 2013.

(2)         In connection with Mr. Busher’s retirement on December 31, 2013, the Company agreed to accelerate the vesting of certain of his RSU awards during 2013. See “Compensation Discussion and Analysis - Transition Letter.”

35

Non-Qualified Deferred Compensation - 2013

Aggregate
	Executive	Company	Earnings		Aggregate
	Contributions	Contributions	(Losses)	Aggregate	Balance at
	in Last Fiscal	in Last Fiscal	In Last	Withdrawals/	Last Fiscal
	Year	Year	Fiscal	Distributions	Year-End
Name	($)	($)	Year (1)	($)	($)
Christopher L. Harris	—	—	12,176	—	47,142
Michael S. Paquette	—	21,875	(1,352)	—	79,914
Thomas G.S. Busher	—	—	—	—	—
Christopher T. Schaper	—	—	—	—	—
Timothy P. Aman	—	—	—	—	—

(1)         The approximate annual rate of return earned on Mr. Harris’ balance for the year ended December 31, 2013 was 29.7% and the approximate rate of return earned on Mr. Paquette’s balance for the year ended December 31, 2013 was (2.2)%.

The Company’s non-qualified deferred compensation plans allow participants to voluntarily defer, or for the Company to provide, qualifying remuneration payable (consisting of all or a portion of their salary, annual bonus and Company-provided contributions) which can be invested in various investment options available to the general public. Participants may change their investment elections on a daily basis.

A payment date is designated with each deferral election made. Participants may elect to receive payments in a lump sum or in annual installments. Payment dates cannot be accelerated and commence upon the earliest of the designated payment date, death and separation from service.

On or about December 15, 2013, 2012 and 2011, the Company provided Mr. Paquette with supplemental defined contribution pension benefits of $21,875, $20,000 and $18,375, respectively, in order to equalize his total annual pension benefit at 10% of his base salary. These supplemental defined contribution pension benefits have been included in the Summary Compensation table as “All Other Compensation.”

Mr. Harris did not make or receive any non-qualified deferred compensation contributions from 2011 to 2013.

All current and prior year earnings and losses have been excluded from the Summary Compensation Table as none of the investment options offered under the deferred compensation plan provide an above-market rate of interest.

Potential Payments Upon Termination of Employment or Change in Control

On December 31, 2013, Mr. Busher retired from his role as COO, EVP and Head of European Operations and his service agreement, which outlined potential payments due to him upon termination of employment and change in control, expired on that date. In consideration for Mr. Busher’s waiver of rights under his service agreement as well as his release of any claims against the Company and his continued compliance with the restrictive covenants contained in his service agreement, the Company agreed to provide Mr. Busher with certain other benefits. See “Compensation Discussion and Analysis - Transition Letter.”

Mr. Busher will continue to serve as Chairman of the Board of Directors of MAL, a non-executive position he has held since 2007. Beginning January 1, 2014, Mr. Busher will receive a fee of £60,000 per year as Chairman of MAL. Prior to January 1, 2014, Mr. Busher did not receive any incremental compensation from Montpelier for this role.

The following tables outline the potential payments and benefits that our Named Executive Officers (those other than Mr. Busher, whose service agreement expired on December 31, 2013) would be entitled to receive under certain situations involving a termination of their employment, including a termination resulting from a change in control of the Company. Our Named Executive Officers are not employed at-will and the terms and conditions of their employment are governed by their individual service agreements. Each service agreement is negotiated independently and the specific provisions of each may vary, in some cases significantly, from person to person. See “Service Agreements,” above. Termination of employment and satisfaction of all conditions to payment are deemed to occur at December 31, 2013 for purposes of this presentation. The closing market price of Common Shares on December 31, 2013, as quoted on the NYSE, was $29.10.

The amounts shown in the tables that follow do not include payments and benefits provided on a non-discriminatory basis to salaried employees upon their termination of employment. These payments and benefits include: (i) earned but unpaid salary, unused vacation pay and continuation of standard insurance benefits (consisting of medical, dental and disability coverages) through the effective date of termination; (ii) reimbursement of all documented business-related expenses; and (iii) accumulated balances under any of the Company’s qualified defined contribution retirement plans. In addition, the amounts shown in the tables do not include any distributions of non-qualified deferred compensation. The amount of such non-qualified deferred compensation is set forth in “Executive Officer Compensation - Nonqualified Deferred Compensation.”

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In all cases, our Named Executive Officers may not compete against the Company or solicit its clients or employees for a period of up to one year following termination, for any reason, without the Company’s prior consent. The Company may require the executive not to attend work and/or not to undertake any or all of their duties during such period.

Amounts Payable Upon Termination of Employment by the Company For Cause

In the event of their termination of employment by the Company for “cause,” none of the Named Executive officers are entitled to any termination payments, other than previously accrued obligations.

“Cause,” as used in this instance, means: (i) the conviction of an offense (other than a road traffic offense or other non-material offense not subject to a custodial sentence); or (ii) willful gross negligence or willful gross misconduct by the executive in connection with the executive’s employment with the Company that causes or is likely to cause material loss or damage to the Company.

Amounts Payable Upon Voluntary Termination of Employment by the Executive

		Continuation
		of Vesting of			Total
		Equity			Payments In
	Cash	Incentive	Continuation	Repatriation/	Connection
	Severance	Plan	of Medical	Relocation	with
	Payment	Awards	Benefits	Expenses	Termination
Name	($)	($)	($)	($)	($)
Christopher L. Harris	750,000	2,262,671	20,930	—	3,033,601
Michael S. Paquette	200,000	—	—	—	200,000
Christopher T. Schaper	550,000	—	—	—	550,000
Timothy P. Aman	90,000	—	—	—	90,000

In the event of voluntary termination of employment by the executive, Mr. Harris is entitled to a continuation of his base salary, vesting of outstanding equity awards and medical benefits during the twelve-month period following the date of termination. Mr. Paquette is required to provide the Company with no less than six-months’ written notice and is entitled to a continuation of his base salary during that period. Mr. Schaper is required to provide the Company with no less than twelve-months’ written notice and is entitled to a continuation of his base salary during that period. Mr. Aman is required to provide the Company with no less than three-months’ written notice and is entitled to a continuation of his base salary during that period. The Company may avoid or discontinue paying Mr. Harris his cash severance payments and providing continuation of medical benefits and may halt the vesting of his outstanding RSUs in exchange for releasing him from the restrictive covenants related to non-competition and non-solicitation set forth in the Service Agreement.

Amounts Payable Upon Termination of Employment by the Company Following Disability

Continuation
		of Vesting of			Total
		Equity			Payments In
	Cash	Incentive	Continuation	Repatriation/	Connection
	Severance	Plan	of Medical	Relocation	with
	Payment	Awards	Benefits	Expenses	Termination
Name	($)	($)	($)	($)	($)
Christopher L. Harris	—	5,696,762	—	375,000	6,071,762
Michael S. Paquette	—	—	—	—	—
Christopher T. Schaper	550,000	—	—	—	550,000
Timothy P. Aman	—	—	—	—	—

In the event of termination of employment by the Company following disability, Mr. Harris is entitled to: (i) an acceleration of the vesting of all of his outstanding equity awards; and (ii) a one-time payment of repatriation/relocation benefits equal to six-months’ base salary. In the event of termination of employment by the Company following disability, Mr. Schaper is entitled to a continuation of his base salary for twelve months. Messrs. Paquette and Aman are not entitled to any incremental compensation in the event of termination of employment by the Company following disability.

In this instance, “disability” means a condition that results in the executive being unable to perform the duties and responsibilities required of them due to a physical and/or mental disability for a stated period of time.

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Amounts Payable Upon Termination of Employment by the Company Following a Change in Control

		Accelerated
		Vesting of
		Equity			Total
	Cash	Incentive	Continuation	Repatriation/	Payments
	Severance	Plan	of Medical	Relocation	Upon
	Payment	Awards	Benefits	Expenses	Termination
Name	($)	($)	($)	($)	($)
Christopher L. Harris	7,650,000	5,696,762	—	—	13,346,762
Michael S. Paquette	2,300,000	2,083,415	—	—	4,383,415
Christopher T. Schaper	3,300,000	2,998,930	—	—	6,298,930
Timothy P. Aman	180,000	1,329,375	—	—	1,509,375

The Severance Plan provides for the payment of specified benefits if a participant’s employment is terminated by the Company without cause or by the participant pursuant to a constructive termination within twenty-four months following the occurrence of a change in control, as defined in the LTIPs. Benefits payable under the Severance Plan are triggered if termination is initiated by: (i) the Company for a reason other than death, disability or cause; or (ii) the executive in the case of constructive termination. The Severance Plan is administered by the Compensation Committee, which is authorized to interpret the plan and to establish, amend and rescind any rules and regulations relating to the plan. For purposes of the Severance Plan, (i) “cause” means (a) willful gross negligence or willful gross misconduct by the participant in connection with his or her employment with the Company or one of its subsidiaries which causes, or is likely to cause, material loss or damage to the Company or (b) conviction of an offense (other than a road traffic offense or other non-material offense not subject to a custodial sentence); and (ii) “constructive termination” means a termination of a participant’s employment with the Company or a subsidiary at the initiative of the participant that the participant declares by prior written notice delivered to the Secretary of the Company to be a constructive termination by the Company or subsidiary and that follows (a) a material decrease in the participant’s salary or bonus opportunity or (b) a material diminution in the authority, duties or responsibilities of the participant’s position that results in the participant making a determination in good faith that he or she cannot continue to carry out his or her job in substantially the same manner as it was intended to be carried out immediately before such diminution.

Under the provisions of the Severance Plan, Mr. Harris is eligible for Group A severance benefits and Messrs. Paquette and Schaper are eligible for Group B benefits. Group A benefits consist of three times the sum of: (i) the executive’s annual base salary at the greater of (a) the annual rate in effect on the executive’s severance date and (b) or the annual rate in effect on the date of the change in control; and (ii) the executive’s highest annual bonus received during the three-year period preceding the year in which the severance occurs. Group B benefits consist of two times the sum of: (i) the executive’s annual base salary at the greater of (a) the annual rate in effect on the executive’s severance date and (b) the annual rate in effect on the date of the change in control; and (ii) the executive’s highest annual bonus received during the three-year period preceding the year in which the severance occurs. In order for an executive to receive any payments under the Severance Plan, the executive must execute a general release of all claims against the Company within sixty days after termination of employment. Pursuant to the service agreements with each of Messrs. Harris and Paquette, amounts payable to them under the Severance Plan would offset other benefits to which the executive would be entitled upon his termination of employment without cause or for good reason (as discussed below). Additionally, amounts payable to Mr. Schaper would offset other benefits to which he would be entitled upon the termination of his employment, no matter how such other benefits might arise. As of December 31, 2013, amounts payable under the Severance Plan to each of Messrs. Harris, Paquette and Schaper would fully offset any benefits to which they would be entitled under their service agreements.

Mr. Aman does not participate in our Severance Plan and any amounts payable to him upon a termination of employment are pursuant to his service agreement and the LTIPs. Under Mr. Aman’s service agreement, the Company is required to provide Mr. Aman with no less than six-months’ written notice in the event of a termination without cause (regardless of whether prior to or following a change in control), and Mr. Aman is entitled to continuation of his base salary during that period.

Under the provisions of the LTIPs, if, within twenty-four months following the occurrence of a change in control, a participant’s employment is terminated by the Company for a reason other than death, disability or cause, or by the participant following a constructive termination or retirement at age 60, all outstanding RSUs immediately vest. In the case of Variable RSUs in their Initial RSU Period, the number of Variable RSUs that will be accelerated will reflect the greater of: (i) target performance; and (ii) actual performance during the completed quarterly periods in the applicable performance period preceding the change in control. The table above reflects the acceleration of all outstanding Fixed RSUs, including those Variable RSUs that have been effectively converted to Fixed RSUs.

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Amounts Payable Upon Termination of Employment - Other Events Not Following A Change in Control (as Applicable)

		Accelerated
		Vesting of			Total
	Cash	Equity	Continuation	Repatriation/	Payments
	Severance	Incentive	of Medical	Relocation	Upon
	Payment	Plan Awards	Benefits	Expenses	Termination
Name	($)	($)	($)	($)	($)
Termination Without Cause by the Company or for Good Reason by the Executive
Christopher L. Harris	3,000,000	5,696,762	62,790	—	8,759,552
Michael S. Paquette	400,000	962,424	23,293	—	1,385,717
Termination Without Cause by the Company
Christopher T. Schaper	550,000	1,124,948	—	—	1,674,948
Timothy P. Aman	180,000	—	—	—	180,000
Non-Renewal of Current Service Agreement Followed by Removal From Board (Other Than for Cause)
Christopher L. Harris	2,550,000	5,696,762	—	—	8,246,762
Refusal/Revocation of Bermuda Work Permit
Christopher T. Schaper	—	—	—	176,700	176,700

In the event of termination of employment without cause by the Company or for good reason by the executive:

•  Mr. Harris is entitled to: (i) the sum of his annual base salary plus annual target bonus multiplied by 2.0; (ii) an acceleration of the vesting of all of his outstanding equity awards (with any Variable RSUs in their Initial RSU Period vesting at target); and (iii) a three-year continuation of his current medical benefits at the Company’s expense; and

•  Mr. Paquette is entitled to a continuation for one year of: (i) his base salary; (ii) the vesting of his outstanding equity awards; and (iii) his current medical benefits at the Company’s expense.

Good reason, in this instance, means the occurrence of the following, without the executive’s consent: (i) a decrease in the executive’s base salary or any decrease (which, in the case of Mr. Paquette, must be material) in annual bonus opportunity; (ii) a material diminution in the executive’s authority, duties or responsibilities such that he cannot continue to carry out his job in substantially the same manner as it was intended to be carried out immediately before such diminution; (iii) a relocation of the executive’s principal place of employment by more than 50 miles from the location at which he is then principally employed; or (iv) a material breach by the Company of the terms of the executive’s service agreement or of any outstanding award to the executive under the LTIPs that the Company has failed to cure. For purposes of Mr. Harris’ Service Agreement, clause (iii) of the preceding sentence is triggered only upon a relocation of the Company’s executive offices from Bermuda while Mr. Harris is CEO.

In the event of termination of employment without cause by the Company, Mr. Schaper is entitled to a continuation for one year of: (i) his base salary; and (ii) the vesting of his outstanding equity awards, and Mr. Aman is entitled to a six-month continuation of his base salary. In each case, the Company may, in its sole discretion, terminate the employment of Mr. Schaper or Aman without notice by paying the respective executive a lump-sum payment equal to the termination benefit that would have been paid during the notice period had notice been given.

In the event of non-renewal of Mr. Harris’ current Service Agreement and Mr. Harris’ employment terminates, followed by Mr. Harris being removed from the Board (other than for cause), he is entitled to: (i) one (1) times the sum of his annual base salary plus his highest annual bonus paid in the three years preceding the year in which the non-renewal occurs; and (ii) an acceleration of the vesting of all of his outstanding RSUs (with any Variable RSUs in their Initial RSU Period vesting at target).

In the event that Mr. Harris retires or the Service Agreement is not renewed and Mr. Harris’ employment terminates but he remains an active member of the Board, he is entitled to a continuation of his current medical benefits at the Company’s expense (representing a current annual value of $20,930), and his ongoing service on the Board will be considered continued employment for purposes of vesting of his outstanding equity awards.

In the event of refusal/revocation of Mr. Schaper’s Bermuda work permit, he is entitled to a one-time payment equal to three-months’ base salary, three-months’ housing allowance and one-way airfare for him and his family.

As described further below, pursuant to his Transition Letter, Mr. Busher has waived his right to the non-renewal benefits or payments to which he would otherwise be entitled. See “Compensation Discussion and Analysis - Transition Letter.”

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Amounts Payable Upon Retirement

None of our Named Executive Officers are entitled to any retirement benefits beyond those generally provided to our salaried employees on a non-discriminatory basis upon retirement or upon non-renewal of their service agreements, with the exception of Mr. Harris, as outlined under the heading “Amounts Payable Upon Termination of Employment — Other Events Not Following A Change in Control” (as applicable).

Director Compensation

Director Compensation Earned in 2013

Each non-management director receives the following cash compensation annually: (i) a retainer of $75,000; (ii) for the Chairman (Mr. Taylor), an additional retainer of $100,000; (iii) for the Chairmen of the Compensation and Finance Committees (Messrs. Davis and Eisenson, respectively), an additional retainer of $25,000; (iv) for the Chairmen of the Audit and Underwriting Committees (Messrs. Collins and Winchester, respectively), an additional retainer of $50,000; (v) for all other members of the Audit and Underwriting Committees, an additional retainer of $10,000; and (vi) Board and Committee attendance fees of $3,000 per meeting. Directors who are also members of our management team do not receive any additional compensation for services as a member of the Board or any committee of the Board.

In addition, each non-management director was entitled to receive a one-time grant of 6,000 RSUs upon their election or appointment to the Board. These RSUs vest in equal annual installments over a three-year period based on continuous service as a director.  Beginning in the second year of his or her service, each non-management director is entitled to receive an annual grant of 2,000 RSUs, which vest over a one-year period based on continuous service as a director. Holders of RSUs are not entitled to voting rights but are entitled to receive payments equivalent to dividends declared on Common Shares.

Subject to his continued service on the Board, Mr. Taylor continues to receive medical benefits at the Company’s expense.

Mr. Winchester serves as Chairman of the Audit Committee of MAL and, for 2013, received an additional retainer of £32,000 (or $50,059 at an average rate of exchange of 1.564 U.S. dollars per British pound) for such services.

Mr. Eisenson serves as the representative of the Charlesbank Funds on the Board.  In accordance with the internal policies of Charlesbank and the terms of the limited partnership agreements for the Charlesbank Funds, all of the cash compensation to which Mr. Eisenson is entitled as a director has been paid directly to Charlesbank and all of the share-based compensation to which Mr. Eisenson is entitled as a director has been assigned to the Charlesbank Funds.

Director Compensation For 2014

Beginning in 2014, each non-management director will be entitled to receive the following cash compensation annually: (i) a retainer of $75,000; (ii) for the Chairman, an additional retainer of $100,000; (iii) for the Chairmen of the Compensation and Finance Committees, an additional retainer of $25,000; (iv) for the Chairmen of the Audit and Underwriting Committees, an additional retainer of $50,000; (v) for all other members of the Audit and Underwriting Committees, an additional retainer of $15,000; and (vi) Board and Committee attendance fees of $3,000 per meeting.

In addition, each non-management director will be entitled to receive a one-time grant of 4,000 RSUs upon their election or appointment to the Board. These RSUs will vest in equal annual installments over a two-year period based on continuous service as a director.  Beginning in the second year of their service, each non-management director will be entitled to receive an annual grant of 2,500 RSUs, which will vest over a one-year period based on continuous service as a director.

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The following table summarizes the total compensation earned by the Company's non-management directors during the year ended December 31, 2013:

					Change in
					Pension Value
					and Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid	Share	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards (2)	Awards	Compensation	Earnings	Compensation (3)	Total
Director (1)	($)	($)	($)	($)	($)	($)	($)
Class A Directors
John G. Bruton	111,000	50,436	—	—	—	1,527	162,963
John D. Collins	173,000	50,436	—	—	—	940	224,376
Candace L. Straight	133,000	50,436	—	—	—	940	184,376
Anthony Taylor	218,000	50,436	—	—	—	15,834	284,270
Class B Directors
Heinrich Burgi (4)	71,500	50,436	—	—	—	373	122,309
Morgan W. Davis	142,205	50,436	—	—	—	940	193,581
Henry R. Keizer	10,625	171,180	—	—	—	750	182,555
John F. Shettle Jr.	143,000	50,436	—	—	—	940	194,376
Susan J. Sutherland	67,541	151,308	—	—	—	2,820	221,669
Class C Directors
Michael R. Eisenson (5)	136,000	50,436	—	—	—	2,820	189,256
Ian M. Winchester	183,000	50,436	—	—	—	50,999	284,435

(1)         All amounts presented in the table above are expressed in U.S. dollars.  Certain amounts presented were paid in Bermuda dollars (at a fixed rate of exchange of one U.S. dollar per Bermuda dollar) and British pounds (at an average rate of exchange of 1.564 U.S. dollars per British pound).

(2)         Represents the grant date fair value of RSU awards made during 2013 computed in accordance with FASB ASC Topic 718.  Mr. Keizer and Ms. Sutherland each received a one-time grant of 6,000 RSUs upon their election or appointment to the Board and all other non-management directors each received an annual grant of 2,000 RSUs on June 15, 2013. See Note 9 to the 2013 Form 10-K for a description of the assumptions used to determine the initial grant date fair value of RSUs.  As of December 31, 2013, Mr. Bruton had 3,250 unvested RSUs outstanding, Ms. Straight and Messrs. Collins, Taylor, Davis, Shettle, and Winchester each had 2,000 unvested RSUs outstanding, Ms. Sutherland and Messrs. Keizer and Eisenson each had 6,000 unvested RSUs outstanding and Mr. Burgi had no unvested RSUs outstanding.

(3)         Represents dividend equivalents earned on all outstanding RSUs held by the directors. In addition, for Mr. Taylor, such amount also includes $14,894 in medical benefits and, for Mr. Winchester, such amount also includes $50,059 in fees for his service as a director of MAL.

(4)         Mr. Burgi resigned from the Board effective June 30, 2013. Effective upon his resignation, all of his unvested RSUs outstanding were cancelled without payment (3,250 RSUs in total), including the annual award of RSUs that he received on June 15, 2013.

(5)         Mr. Eisenson serves as the representative of the Charlesbank Funds on the Board.  In accordance with the internal policies of Charlesbank and the terms of the limited partnership agreements for the Charlesbank Funds, all of the cash compensation to which Mr. Eisenson is entitled as a director (including dividend equivalents earned on all outstanding RSUs) has been assigned and paid directly to Charlesbank and all of the share-based compensation to which Mr. Eisenson is entitled as a director has been assigned and issued to the Charlesbank Funds.

PROPOSAL 2

ELECTION OF DESIGNATED COMPANY DIRECTORS OF MONTPELIER RE

Proposal No. 2 calls for the election of Messrs. Harris, Kim and Schaper as the designated company directors for election to the board of directors of Montpelier Re, our wholly-owned Bermuda Class 4 operating subsidiary. Bye-law 85 of the Company’s Bye-Laws provides that, in the event that the voting rights of the “Controlled Shares” of a U.S. shareholder are adjusted pursuant to the Company’s Bye-Law 51, and the Company is required or is otherwise entitled to vote with respect to the election of the designated company directors of Montpelier Re, the Board may refer such vote to the Shareholders. The Board will then vote all of the Company’s common shares in Montpelier Re in the same proportion FOR and AGAINST as the Shareholder votes it receives at the 2014 Annual Meeting.

Messrs. Harris, Kim and Schaper will not receive any compensation for their services as directors of Montpelier Re.

Biographical information relating to Mr. Harris is presented under “Proposal 1 — Approval of a Twelve Member Board and Election of Directors - Directors and Director Nominees.” Biographical information relating to Messrs. Kim and Schaper is presented under “Proposal 1 — Approval of a Twelve Member Board and Election of Directors - Executive Officers.”

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 2 WHICH CALLS FOR THE ELECTION OF EACH OF THE NOMINEES AS DESIGNATED COMPANY DIRECTORS OF MONTPELIER RE.

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PROPOSAL 3

ADOPTION OF AMENDED AND RESTATED BYE-LAWS

The Board unanimously determined at its meeting held on February 25, 2014, that it is in the interests of the Company and Shareholders to make certain amendments to its Amended and Restated Bye-Laws (which we refer to as the “Current Bye-Laws” in this Proposal 3). As such, the Board approved, and recommends that the Shareholders approve, the adoption of amendments to our Amended and Restated Bye-Laws (which we refer to as the “Amended Bye-Laws” in this Proposal 3). The complete Amended Bye-Laws are included as Appendix B to the Proxy Statement (in which all proposed changes from our existing Bye-Laws have been marked), and the following summary of the material terms and conditions of the amendments is qualified in its entirety by reference to them.

Background and Reasons for the Amendments to the Bye-Laws

The Board recently undertook a review of the Current Bye-Laws to determine whether changes were appropriate to more closely align the Current Bye-Laws in certain respects with those of other Bermudian reinsurance companies.

As a result of this review, the Board determined that the Amended Bye-Laws should include the proposed amendments detailed below.

Proposed Amendments to the Current Bye-Laws

Revisions to Voting Rights Adjustment Provisions

The Current Bye-Laws do not provide the Board a means of proactively obtaining information from Shareholders for the purpose of determining whether any Shareholders’ voting rights must be adjusted pursuant to Bye-Law 51 of the Current Bye-Laws. Bye-Law 51 is designed to help the Company avoid being a “controlled foreign corporation” under the United States Internal Revenue Code, a designation that would create adverse tax consequences for any U.S. Shareholder whose voting rights represent 10% or more of the total voting power of all Common Shares entitled to vote.  Without a means of obtaining certain share ownership information from Shareholders, the Board may be unable to determine with certainty whether a Shareholder’s voting rights exceed the 10% threshold. As a result, with the Current Bye-Laws, the Company believes that certain Shareholders are at an increased risk of being subject to adverse tax consequences.

The Amended Bye-Laws provide that the Board shall have the authority to request from any Shareholder, and such Shareholder must provide, certain share ownership information for the purpose of determining whether that Shareholder’s voting rights are to be adjusted pursuant to Bye-Law 51 and for the purpose of registering the Shareholder in the Company’s Register of Members. If a Shareholder fails to disclose the requested information, the Board may make the determination to reduce or eliminate such Shareholder’s voting rights or exercise its right to purchase the Shareholder’s Common Shares (both of which rights are set forth in the Current Bye-Laws).

In addition, each U.S. Shareholder will be obligated under the Amended Bye-Laws to deliver notice to the Company at the time it acquires actual knowledge that it has become owner of 9.0% or more of the Common Shares of the Company or the common shares of its affiliates.

Shareholders who submit incomplete or inaccurate information in response to a request for information under these provisions shall not be liable to any other Shareholder or the Company for any loss or damages resulting from the incomplete or inaccurate response, provided that such Shareholder made a good faith effort to provide complete and accurate information.

Bye-Law 85 of the Current Bye-Laws is designed to help non-U.S. subsidiaries of the Company avoid being controlled foreign corporations. When any Shareholder’s voting rights have been adjusted by the Board pursuant to Bye-Law 51 and the Company is required or entitled to vote with respect to the election of directors of certain non-U.S. subsidiaries of the Company, Bye-Law 85 requires the Board to refer the subject matter of such vote to the Shareholders. The current subsidiary voting provision set forth in Bye-Law 85 applies to any non-U.S. subsidiary that is an insurance company or that has a subsidiary that is an insurance company. The Company has determined, however, that the scope of the subsidiary voting provision set forth in Bye-Law 85 of the Current Bye-Laws is more broad than the Company deems necessary in order to prevent the Company’s non-U.S. subsidiaries from being controlled foreign corporations. Due to the broad scope of the provision, the Company must expend additional resources to determine its application.

The Amended Bye-Laws will narrow the scope of the subsidiary voting provision to only require Shareholders to elect directors of direct non-U.S. subsidiaries that are insurance companies. As a result, the amended shareholder voting provision will only apply when such a vote is more likely to be necessary to avoid the adverse tax consequences of a Company subsidiary being a controlled foreign corporation while also reducing the level of inquiry required by the Company to determine the subsidiaries to which the provision applies.

The effect of the amendments discussed above will be to strengthen the effectiveness of the provisions in the Company’s Bye-Laws that prevent tax liability from accruing to U.S. Shareholders under the foreign controlled corporation rules and to improve the efficiency with which the Company is able to carry out its obligations under those provisions.

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Technical Revisions and Improvements

In connection with the amendments to the Current Bye-Laws described in this Proposal 3, the Board has concluded that it also is advisable and in the best interests of the Company and Shareholders to make various other technical revisions and improvements to the Current Bye-Laws. These amendments will:

(i) revise Bye-Law 11 to specify that the Company will have the option to purchase shares to cure or avoid adverse tax consequences or adverse legal or regulatory treatment to any of its “affiliates” (in addition to any such consequences to the Company or its Shareholders). Bye-Law 11 of the Current Bye-Laws refers to “subsidiaries”, which is not defined and could be subject to various interpretations. Because the Company has at least one controlled entity of which it owns less than 50% (which may or may not be considered a “subsidiary,” depending on one’s interpretation) and because the term “affiliate” is defined elsewhere in the Bye-Laws, this change will clarify the application of Bye-Law 11;

(ii) revise Bye-Law 12B to remove outdated references to the terms of Directors;

(iii) revise Bye-Law 51(2) to clarify that in the event voting rights of a Shareholder are adjusted pursuant to Bye-Law 51 and voting rights are then conferred proportionately among the Shareholders, a Shareholder that is a United Kingdom corporation will not be conferred votes under Bye-Law 51(2) to the extent, and only to the extent, doing so would cause the votes conferred by such shares to exceed 24.9% of the total voting power of all shares entitled to vote. This revision avoids the potential misinterpretation of Bye-Law 51(2) of the Current Bye-Laws that the provision would allow for an additional 24.9% of the total voting power to be conferred on a United Kingdom corporation or that such corporation would be prohibited from owning an amount of shares entitling it to voting power of more than 24.9%, even if it chooses to own such an amount of Common Shares;

(iv) conform Bye-Law 55(3) to the recent amendments to the Companies Act by removing the restriction that the Company may not provide any financial assistance to any person for the purpose of a purchase or a subscription made or to be made by any person of or for any Common Shares;

(v) revise Bye-Law 56(3) to remove the ability of the Company, any time its share capital is divided into different classes of shares, to vary the rights attached to a class of shares with the written consent of the holders of three fourths of the issued shares of that class. The Amended Bye-Laws will still allow the Company to vary such rights with the sanction of a resolution passed by a majority of the votes cast at a separate meeting of the holders of the shares of the class;

(vi) revise Bye-Law 65 to provide that the Board may decline to register a transfer of Common Shares that has not been made in conformity with the terms of the Bye-Laws or any transfer of any Common Share which is not a fully-paid share. Bye-Law 65 will also be revised to clarify that the Board may not restrict the transfer of Common Shares if it would in any way interfere with the settlement of trades or transactions entered into through the facilities of a stock exchange or automatic quotation system on which the shares are listed or traded from time to time, but the Board may decline to register transfers in accordance with the Bye-Laws after a settlement has taken place;

(vii) revise Bye-Law 71 to clarify the Board’s permissible use of reserve funds, which may be used for any purpose of the Company either in the business of the Company or which may be invested in such investments as the Board may think fit. Bye-Law 71 will also clarify that the Board may carry forward any sums not put to reserve which it may think prudent not to distribute;

(viii) remove outdated references to a potential “initial public offering”;

(ix) remove Bye-Laws 56(5), 82, 83 and 84, which duplicate provisions in other sections of the Bye-Laws; and

(x) incorporate various grammatical revisions and conform usage of defined terms and section references.

These various technical revisions and improvements to the Bye-Laws will enhance the Company’s corporate governance.

Vote Required for Approval of the Amendments

Under Section 13 of the Companies Act and Bye-Laws 91 and 44 of the Current Bye-Laws, the amendments to the Current Bye-Laws described in this Proposal 3 require approval by the affirmative vote of at least two-thirds of the total number of Common Shares entitled to vote at the 2014 Annual Meeting.

The adoption of these amendments to the Current Bye-Laws is not conditioned on the approval of any other proposals at the 2014 Annual Meeting.

If approved by the Shareholders, the Amended Bye-Laws will become effective at the conclusion of the 2014 Annual Meeting. Shareholders are urged to carefully review Appendix B.

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 3 WHICH CALLS FOR THE ADOPTION OF THE AMENDED AND RESTATED BYE-LAWS.

43

PROPOSAL 4

APPOINTMENT OF INDEPENDENT AUDITOR

On February 25, 2014, upon recommendation of the Audit Committee, the Board unanimously selected, subject to approval of Shareholders, PricewaterhouseCoopers Ltd., an independent registered public accounting firm, to continue to serve as the Independent Auditor of the Company and its subsidiaries for the year ending December 31, 2014.  In addition to this appointment, Shareholders are being asked to authorize the Board, acting by the Company’s Audit Committee, to set the remuneration for PricewaterhouseCoopers Ltd. for the year ending December 31, 2014. PricewaterhouseCoopers Ltd. has served as the Company’s Auditor since the Company’s inception.

A representative of PricewaterhouseCoopers Ltd. is expected to be present at the 2014 Annual Meeting and will have the opportunity to make statements and to respond to appropriate questions.

Professional Fees Billed to the Company

The following table presents fees billed for professional services rendered by PricewaterhouseCoopers Ltd. during 2013 and 2012. The Audit Committee has considered whether the provision of non-audit services by PricewaterhouseCoopers Ltd. is compatible with maintaining its independence with respect to the Company and has determined that the provision of the specified non-audit services is consistent and compatible with PricewaterhouseCoopers Ltd. maintaining its independence.

The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the independent registered public accounting firm during the year and, pursuant to this policy, the Audit Committee pre-approved all (100%) of such services for the year ended December 31, 2013. The Audit Committee pre-approves services by authorizing specific projects within the categories outlined below, subject to the budget for each category.  The Audit Committee Charter permits the Audit Committee to delegate authority to one or more members, including the Chair, when appropriate, with respect to granting pre-approvals of audit and permitted non-audit services, provided that decisions of such members to grant pre-approvals must be presented to, and ratified by, the full Audit Committee at its next scheduled meeting.

	Year Ended December 31,
	2013	2012
Audit Fees (1)	$2,216,700	$1,941,132
Audit-Related Fees (2)	10,200	113,101
Tax Fees (3)	79,500	117,200
All Other Fees (4)	17,000	10,500
Total Fees (5)	$2,323,400	$2,181,933

(1)         Represents services in connection with: (i) the audit of the Company’s annual consolidated financial statements, including internal controls over its financial reporting, as set forth in its Annual Reports on Form 10-K; (ii) reviews of the Company’s quarterly consolidated financial statements, as set forth in its Quarterly Reports on Form 10-Q; (iii) audit services in connection with the BCRH IPO; (iv) audits of the Company’s subsidiaries that are required by statute or regulation; and (v) services that only the Company’s independent registered public accounting firm reasonably can provide.

(2)         Audit-related fees for 2013 represent services associated with Lloyd’s required procedures involving a U.K. Liability Register (the “U.K. Register”).  Audit-related fees for 2012 represent services associated with: (i) the Company’s October 2012 issuance of $300.0 million of unsecured senior notes; (ii) accounting consultations regarding the formation of the BCGR Listed Fund; (iii) a U.K. Director’s Solvency Statement issued in connection with the 2012 sale of Paladin Underwriting Agency Limited; and (iv) services associated with the U.K. Register.

(3)         Represents tax compliance, tax advisory and tax planning services.

(4)         All other fees for 2013 and 2012 represent subscriptions to PricewaterhouseCoopers’ annual Bermuda compensation survey and an online accounting research tool.

(5)         Audit fees for 2013 exclude $81,682 of audit and consent fees related to the BCGR Listed Fund.  Audit fees and audit-related fees for 2012 exclude $30,000 and $290,000 of fees, respectively, associated with the establishment and public listing of the BCGR Listed Fund on the London Stock Exchange and on the Bermuda Stock Exchange. The Board of Directors of the BCGR Listed Fund consists solely of independent directors and we do not consolidate the net assets or operations of the BCGR Listed Fund within our consolidated financial statements.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 4 CALLING FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2014, AND TO AUTHORIZE THE BOARD, ACTING BY THE COMPANY’S AUDIT COMMITTEE, TO SET THEIR REMUNERATION.

44

PROPOSAL 5

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board seeks to maintain the highest corporate governance standards and recognizes the significant interest of Shareholders in executive compensation matters.  In accordance with the requirements of Section 14A of the 1934 Act (which was added by Dodd-Frank) and the related rules of the SEC, we are providing Shareholders with an opportunity to cast a non-binding, advisory vote to approve the compensation of our Named Executive Officers as disclosed in the section entitled “Compensation Discussion and Analysis” and the related quantification tables beginning on page 20 of this Proxy Statement.

We believe that our compensation philosophy and framework for the Named Executive Officers is reflective of the Company’s financial results.  Our executive compensation program is designed to attract, retain and motivate executives and professionals of the highest quality to perform at their highest level of effectiveness. Accordingly, we believe that executive compensation should correspond to long-term Shareholder value as measured by our results.  To this end, we believe a significant portion of executive compensation should be at-risk and dependent upon our performance and that a significant portion should be denominated in the same equity currency as the interests held by Shareholders (i.e., Common Shares).

Specifically, our executive compensation policy includes the following features:

•                              Review by Independent Directors. All compensation-related policies with respect to our Named Executive Officers are developed and reviewed by the Compensation Committee, which is composed solely of independent, non-management directors and are also approved by the Board.

•                              Emphasis on Performance-Based Compensation. We guarantee a relatively small portion of the overall target compensation for our Named Executive Officers while providing a much larger share in the form of contingent, incentive-based compensation that is linked to the Company’s annual financial results.

•                              Avoidance of Problematic Pay Practices. We have generally avoided pay practices that might be considered problematic, such as providing tax gross-ups and guaranteed minimum or discretionary bonuses (although in light of the Company’s business and the potential for unforeseen catastrophic events to disrupt the Company’s performance, the Compensation Committee retains the discretion to implement guaranteed minimum or discretionary bonuses if necessary).  In addition, all change-in-control benefits payable under the LTIPs, the associated RSU award agreements and Severance Plan have “double-trigger” vesting conditions, meaning they would vest in connection with a change in control only if the executive officer also experienced a qualifying termination.

As this is an advisory vote, the result will not be binding on the Board, although our Compensation Committee will carefully consider the outcome of the vote when evaluating the effectiveness of our compensation policies and practices.

THE BOARD RECOMMENDS VOTING “FOR” THE FOLLOWING RESOLUTION:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

OTHER MATTERS

Neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of 2014 Annual General Meeting of Members and this Proxy Statement.  If any other business should come properly before the meeting, or any adjournment thereof, the proxyholders will vote on such matters at their discretion.

Presentation of Consolidated Financial Statements

In accordance with the Companies Act and the Company’s Bye-Law 76, the Company’s consolidated financial statements for the year ended December 31, 2013 will be presented at the 2014 Annual Meeting.  The Board has approved these consolidated financial statements. There is no requirement under Bermuda law that these consolidated financial statements be approved by Shareholders and no such approval will be sought at the meeting.

Householding

Unless it has received contrary instructions, the Company may send a single copy of this Proxy Statement to any household at which two or more Shareholders reside if the Company believes the Shareholders are members of the same family. Each Shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce the Company’s expenses.

If you would like to receive your own proxy, follow the instructions described below.  Similarly, if you share an address with another Shareholder and together both of you would like to receive only a single proxy, follow these instructions:  If your Common Shares are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A. at (781) 575-2879, P.O. Box 43078, Providence, RI 02940-3078 (by mail) or 250 Royall Street, Canton, MA 02021 (by courier, overnight mail or registered mail). For more information, go to www.computershare.com.  If a bank, broker or other nominee holds your Common Shares, please contact your bank, broker or other nominee directly.

45

Other Information

We have filed the required certifications under Section 302 of the Sarbanes-Oxley Act of 2002 regarding the quality of our public disclosures as Exhibits 31.1 and 31.2 to the 2013 Form 10-K.

Following our 2013 Annual Meeting of Shareholders, we promptly filed with the NYSE the CEO certification regarding the Company’s compliance with the NYSE corporate governance listing standards as required by NYSE Rule 303A.12(a).

2015 SHAREHOLDER PROPOSALS

To be considered for inclusion in the Proxy Statement relating to the 2015 Annual General Meeting of Shareholders, Shareholder proposals must be received by the Company no later than November 27, 2014, unless the Company changes the date of the 2015 Annual General Meeting of Shareholders by more than thirty days from the date of this year’s meeting, in which case the Company will provide a revised deadline in one of the Company’s 2014 Quarterly Reports on Form 10-Q. If a Shareholder proposal is introduced at the 2015 Annual General Meeting of Shareholders without any discussion of the proposal in the Company’s Proxy Statement and the Shareholder does not notify the Company by February 10, 2015, as required by Rule 14a-4(c)(1) of the 1934 Act of the intent to raise such proposal at the 2015 Annual General Meeting, then such proxies received by the Company for the 2015 Annual General Meeting of Shareholders will be voted by the persons named as such proxies in their discretion with respect to such proposal.

By Order of the Board,

/s/ Jonathan B. Kim
Jonathan B. Kim
Secretary
Pembroke, Bermuda
March 26, 2014

The 2013 Annual Report, including our consolidated financial statements for the year ended December 31, 2013, is being mailed concurrently with this Proxy Statement. The 2013 Annual Report does not form any part of the material for the solicitation of proxies. Upon written request of a Shareholder, we will furnish, without charge, a copy of the 2013 Form 10-K, as filed with the SEC.  If you would like a copy of this proxy statement, please contact Montpelier Re Holdings Ltd., Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda, Attn: Corporate Affairs Manager. The Company’s 2014 Proxy Statement, 2013 Annual Report and other proxy materials are also available at https://materials.proxyvote.com/G62185, www.sec.gov and www.montpelierre.bm. Information contained on such websites is not incorporated in this Proxy Statement.

46

APPENDIX A

CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE

I.    Introduction

For a director to be considered “independent” under the New York Stock Exchange (“NYSE”) rules, the Board of Directors of the Company (the “Board”), must determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).  These Standards have been established in order to assist the Board in determining director independence with broad consideration of all relevant facts and circumstances and may be amended by the Board from time to time. These standards shall be interpreted in a manner consistent with the NYSE rules.

In order to be considered independent, a director of the Company must meet all of the following Categorical Standards for Director Independence.

II.    Definitions

References to the “Company” include any parent or subsidiary in a consolidated group with the Company.

The term “executive officer” has the same meaning specified for the term “officer” in Rule 16a-1(f) under the Securities Exchange Act of 1934.

An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.  When applying the look-back provisions required herein, individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated, need not be considered.

III.    Employment Relationships

(1)  A director is not independent if the director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company.  Employment as an interim Executive Chairman or CEO or other executive officer shall not disqualify a director from being considered independent following that employment.

(2)   A director is not independent if: (A) the director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time.

IV.   Compensation Relationships

(1)  A director is not independent if the director has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).  Compensation received by a director for former service as an interim Executive Chairman or CEO or other executive officer need not be considered in determining independence under this test.

(2)  A director is not independent if the director has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).  Compensation received by an immediate family member for service as an employee of the Company (other than as an executive officer) need not be considered in determining independence under this test.

V.   Commercial and Charitable Relationships

(1)  A director is not independent if the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds or exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues as reported for its last completed fiscal year.

(2)  A director is not independent if the director is an executive officer, director or trustee of a charitable organization that received contributions from the Company in an amount which, in any single fiscal year within the preceding three years, exceeded the greater of $1 million or 2% of such charitable organization’s total charitable receipts as reported for the last completed fiscal year; provided, however, that the Board may determine such relationships to be immaterial or nevertheless consistent with a director’s independence. Note that the Company’s automatic matching of employee charitable contributions will not be included in the amount of the Company’s contributions for the purposes of this paragraph.

VI.   Interlocking Directorates

A director is not independent if the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

VII.  Other Relationships

(1)  Being a director, executive officer or employee, or having an immediate family member who is a director, executive officer or employee, of a company that purchases insurance, reinsurance or other services or products from the Company, by itself, does not bar a determination that the director is independent if the payments made to the Company for such products or services are made in the ordinary course of business on an arms-length basis.

(2)  For relationships not specifically mentioned above, the determination of whether a director has a material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), and therefore would not be independent, will be made by the Board after taking into account all relevant facts and circumstances.  For purposes of these standards, a director who is solely a director and/or a non-controlling shareholder of another company that has a relationship with the Company will not be considered to have a material relationship based solely on such relationship that would impair such director’s independence.

VIII. Additional Standards for the Audit Committee

In order to be considered independent as a member of the Audit Committee of the Board (the “Audit Committee”), a director of the Company must meet the following additional requirements of the U.S. Securities and Exchange Commission (the “SEC”):

(1) A director is not independent for the purposes of Audit Committee membership if the director receives, whether directly or indirectly, any consulting or advisory fees or other compensation from the Company, other than director and committee fees, fixed payments under a retirement plan for prior service with the Company or payments received as a shareholder of the Company. A member of the Audit Committee is considered to receive indirect compensation if: (A) the directors is a partner, executive officer or holder or a similar position with an accounting firm, consulting firm, law firm or investment bank that receives payments for its services from the Company; or (B) the director’s spouse, child or stepchild receives any form of compensation from the Company.

(2) A director is not independent for the purposes of Audit Committee membership if the director is an affiliate of the Company or any subsidiary of the Company. The SEC defines an affiliate as a person who directly or indirectly controls, is controlled by or is under common control with the Company. A director may qualify for the SEC safe harbor from being considered an affiliate if the director owns less than 10% of any class of the Company’s voting securities and is not an executive officer of the Company.

IX.   Additional Standards for the Compensation and Nominating Committee

In order for a director to be considered independent as a member of the Compensation and Nominating Committee of the Board (the “Compensation and Nominating Committee”), the following factors, among other relevant factors, must be considered as required by the SEC:

(1) In determining a director’s independence for the purposes of the Compensation and Nominating Committee, the source of compensation of the director should be considered, such as any consulting, advisory or other fees paid by the Company to that director.

(2) In determining a director’s independence for the purposes of the Compensation and Nominating Committee, whether the director is an affiliate of the Company, or of any of the Company’s subsidiaries or affiliates, should be considered.

2

APPENDIX B

A M E N D E D  A N D  R E S T A T E D  B Y E - L A W S

of

MONTPELIER RE HOLDINGS LTD.

i

INTERPRETATION

1.     Interpretation

(1)   In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings respectively:

(a)                                 “Act” means the Companies Act 1981 of Bermuda as amended from time to time;

(b)                                 “Affiliate” means, ~~with respect~~as to any ~~specified~~ Person, ~~a~~any other Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person.  Without limiting the generality of the foregoing, the term “Affiliate” shall include an investment fund managed by such Person or by a Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person;

(c)                                  “Alternate Director” means an alternate Director appointed to the Board as provided for in these Bye-Laws.

~~(c)~~(d)                   “Auditor” ~~includes any individual~~means the person or ~~partnership~~firm for the time being appointed as auditor of the Company;

~~(d)~~(e)                   “Bye-laws” means these Bye-laws and the Schedules attached hereto;

~~(e)~~(f)                     “Business Day” means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or the City of New York, United States are authorised or obligated by law or executive order to close;

~~(f)~~(g)                     “Board” means the Board of Directors of the Company appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

~~(g)~~(h)                   “Cause” means wilful misconduct, fraud, gross negligence, embezzlement or any other criminal conduct or any physical or mental disability that would substantially impair the ability of a Director to function in that capacity;

~~(h)~~(i)                      “Code” means the United States Internal Revenue Code of 1986, as amended, or any United States federal statute then in effect that has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement United States federal statute;

~~(i)~~(j)                         “Company” means the company for which these Bye-laws are approved and confirmed;

(k)                                 “Confidential Information” has the meaning ascribed thereto in Bye-law 53(2);

~~(j)~~(l)                         “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and, except when used in the term “Controlled Shares” as defined in Bye-law 1(k) below, “Controlling” and “Controlled” shall have meanings correlative to the foregoing;

~~(k)~~(m)              “Controlled Shares” ~~in reference to~~ means any Person ~~means~~ all shares ~~of the Company~~ directly, indirectly or constructively owned by such Person within the meaning of Section 958 of the Code;

~~(l)                                     “day” means a calendar day;~~

~~(m)~~(n)              ~~“~~ “Designated Company ~~Director”~~” means ~~a person elected to~~any company identified by the ~~office of~~Board as a Designated Company ~~Director in accordance with Bye-law 85~~;

~~(n)~~(o)                  “Director” means a director of the Company appointed or elected pursuant to these Bye-laws and includes Alternate Directors, if any;

~~(o)~~(p)                  “Fair Market Value” means, with respect to a repurchase of any shares of the Company in accordance with these Bye-laws or with respect to the exercise price of options under Bye-law 55(5), (a) if such shares are listed on a securities exchange (or quoted in a securities quotation system),  the average closing sale price of such shares on such exchange (or in such quotation system), or, if such shares are listed on (or quoted in) more than one exchange (or quotation system), the average closing sale price of the shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if such shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotations for such shares in such market, in each case for the last five (5) trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to these Bye-laws or the day on which the options are granted under Bye-law 55(5), or (b) (i) with respect to a repurchase, if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by one independent U.S. nationally recognised investment banking firm chosen by the Member whose shares are to be so repurchased by the Company and reasonably satisfactory to the Company; provided, that the calculation of the Fair Market Value of the shares made by such appointed investment banking firm (A) shall not include any discount relating to (x) the absence of a public trading market for, or any transfer restrictions on, such shares, or (y) the fact that such shares being repurchased represent a minority of the issued and outstanding shares, and (B) shall be final and the fees and expenses stemming from such calculation shall be borne by the Company or its assignee, as the case may be, or (ii) with respect to the exercise price of options, if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by the Board ~~of Directors of the Company~~ in good faith;

~~(p)                                 “initial public offering” means the completion, whether by the Company or any Members, of the initial public offering of the shares pursuant to a registration statement filed pursuant to the Securities Act;~~

(q)                                 “Member” means the Person registered in the Register of Members as the holder of shares in the Company and, when two or more Persons are so registered as joint holders of shares, means the Person whose name stands first in the Register of Members as one of such joint holders or all of such Persons as the context so requires;

(r)                                    “9.5% U.S. Shareholder” of the Company means a U.S. Person that owns shares (within the meaning of Section 958(a) of the Code) and is considered a “United States shareholder” of the Company (as defined in Section 951(b) of the Code); provided, that for these purposes, “9.5 percent” shall be substituted for “10 percent” wherever such term appears in Section 951(b) of the Code;

(s)                                   “notice” means written notice as further defined in these Bye-laws unless otherwise specifically stated;

(t)                                    “Officer” means any person appointed by the Board to hold an office in the Company;

(u)                                 “Person” means an individual, company, corporation, limited liability company, firm, partnership, trust, estate, unincorporated association, other entity or a body of Persons;

(v)                                 “Purchase Notice” shall have the meaning ascribed thereto in Bye-law 11(3);

(w)                               “Purchase Price” shall have the meaning ascribed thereto in Bye-Law 11(3);

~~(v)~~(x)                  “Register of Directors and Officers” means the Register of Directors and Officers of the Company referred to in these Bye-laws;

~~(w)~~(y)                “Register of Members” means the Register of Members of the Company referred to in these Bye-laws;

~~(x)                                 “Resident Representative” means any person appointed to act as resident representative and includes any deputy or assistant resident representative;~~

(z)                                  “Registered Office” means the registered office of the Company which shall be at such place in Bermuda as the Board shall from time to time appoint;

~~(y)~~(aa)           “Secretary” means the ~~person~~individual or the company appointed by the Board to perform any ~~or all~~of the duties of Secretary ~~of the Company~~ and includes ~~any deputy~~a temporary or assistant or ~~assistant~~deputy Secretary;

~~(z)~~(bb)            “Rule 144” means Rule 144 under the Securities Act, or any successor rule thereto;

~~(aa)~~(cc)      “Securities Act” means the U.S. Securities Act of 1933, as amended, or any U.S. federal statute then in effect which has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement federal statute;

(dd)                          “Service” has the meaning ascribed thereto in Bye-law 53(2);

~~(bb)~~(ee)      “Treasury Share” means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

(ff)                              “UBTI” has the meaning ascribed thereto in Bye-law 90;

~~(cc)~~(gg)        “U.S. Person” means (i) an individual who is a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for U.S. federal tax purposes that is created in, or organised under the laws of, the United States or any state thereof or the District of Columbia, (iii) an estate that is subject to U.S. federal income tax on its income regardless of its source, (iv) a “U.S. Trust” (as defined in the Code) or (v) any entity treated as one of the foregoing under any provision of the Code (e.g., a Bermuda insurance company that elects under Section 953(d) of the Code to be treated as a domestic corporation);

~~(dd)~~(hh)    ~~“Treasury Share” means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;~~

~~(ee)~~(ii)              “United Kingdom” means England, Scotland, Wales and Northern Ireland; ~~and~~

~~(ff)~~(jj)              “United States” or “U.S.” means the United States of America and dependent territories or any part thereof~~.~~; and

(2)   In these Bye-laws, where not inconsistent with the context:

(a)                                 words denoting the plural number include the singular number and vice versa;

(b)                                 words denoting the masculine gender include the feminine gender;

(c)                                  the word:

(i)                       “may” shall be construed as permissive;

(ii)                                  “shall” shall be construed as imperative; and

(d)                                 unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

(3)   Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

(4)   Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

BOARD OF DIRECTORS

2.     Board of Directors

The business of the Company shall be managed and conducted by the Board.

3.     Management of the Company

(1)   In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting subject, nevertheless, to these Bye-laws, the provisions of any statute and to such directions as may be prescribed by the Company in general meeting.

(2)   No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

(3)   The Board may procure that the Company pays all expenses incurred in promoting and incorporating the Company.

4.     Power to Appoint Managing Director or Chief Executive Officer

The Board may, from time to time, appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.     Power to Appoint Manager

The Board may appoint a person to act as manager of the Company’s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.     Power to Authorise Specific Actions

Except as otherwise provided herein, the Board may from time to time and at any time authorise any Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company and to make regulatory filings and take such other actions as the Board may authorise.

7.     Power to Appoint Attorney

The Board may from time to time and at any time by power of attorney appoint any Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney.

8.     Power to Delegate to a Committee

The Board may delegate any of its powers to a committee appointed by the Board which shall consist entirely of Directors and every such committee shall conform to such directions as the Board shall impose on them.  The meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board.

9.     Power to Appoint and Dismiss Employees

The Board may appoint, suspend or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10.  Power to Borrow and Charge Property

(1)   The Board may exercise all the powers of the Company to borrow money, to assume, guarantee or otherwise become directly or indirectly liable for indebtedness for borrowed money, and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof.

(2)   The Board may exercise all the powers of the Company to issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.  Exercise of Power to Purchase Shares of or Discontinue the Company

(1)   The Board may exercise all the powers of the Company to purchase all or any part of its own shares pursuant to Section 42A of the Act upon such terms as the Board may in its discretion determine.

(2)   Intentionally Omitted

(3)         Without limiting the foregoing, subject to Section 42A of the Act and the approval of the Bermuda Monetary Authority or other applicable governmental or regulatory body (such approval restriction being applicable to all this Bye-law 11(3)), if the Board reasonably determines in good faith based on an opinion of counsel that share ownership, directly, indirectly or constructively, by any Member is likely to result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any of its ~~subsidiaries~~Affiliates or any of its Members, the Company will have the option, but not the obligation, to purchase the minimum number of shares which is necessary to avoid or cure such adverse consequences or treatment (but only to the extent the Board reasonably determines in good faith that such action would avoid or cure such adverse consequences or treatment) with immediately available funds in an amount equal to the Fair Market Value of such shares on the date the Company repurchases such shares (the “Purchase Price”), subject to the provisions of this Bye-law 11(3).

The Board shall notify such Member promptly that it has determined that the provisions of this Bye-law 11(3) may apply to such Member, and shall provide such Member with seventy-five (75) days (subject to any extension reasonably necessary to obtain regulatory approvals necessary in connection with any proposed sale by the Member, if being diligently pursued, but in any event not more than an additional ninety (90) days), prior to and in lieu of such repurchase, to remedy the circumstances pursuant to which the ownership of shares by such Member may result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any of its ~~subsidiaries~~Affiliates or any of its Members (including by such Member selling such shares to a third party, subject to Bye-law 65 and any other relevant provisions of these Bye-laws; provided, that, for the avoidance of doubt, this Bye-law 11(3) does not release such Member from any contractual restriction on transfer to which such Member is subject) and, if applicable, to select an investment bank to determine the Fair Market Value of such shares.

If a Member subject to application of this Bye-law 11 does not remedy the consequences or treatment described in the preceding two paragraphs within the period referred to above, the Company shall have the right, but not the obligation, to purchase such shares at the Fair Market Value thereof.  If the Company shall determine not to purchase such shares at the Fair Market Value pursuant to this Bye-law 11, the Company shall notify each other Member thereof, and shall permit the other Members to purchase such shares at the Fair Market Value in its stead, pro rata, to the number of shares then held by each such Member, and then, to the extent that any Members shall fail to accept such offer, to the other Members who have elected to purchase their portion of such shares.  After offering the shares to be repurchased to the other Members in accordance with the preceding sentence, the Company will also be entitled to assign its purchase right to a third party which may purchase such shares at the Fair Market Value.  Each Member shall be bound by the determination by the Company to purchase or assign its right to purchase such Member’s shares and, if so required by the Company, shall sell the number of shares that the Company requires it to sell.

The Board will exercise all reasonable efforts to exercise this option to purchase shares from Members equitably and, to the extent possible, equally among similarly situated Members.

In the event that the Member(s) or the Company or its assignee(s) determine to purchase any such shares, the Company shall provide each Member concerned with written notice of such determination (a “Purchase Notice”) at least five ~~calendar~~(5) days prior to such purchase or such shorter period as each such Member may authorise, specifying the date on which any such shares are to be purchased and the Purchase Price.  The Company may revoke the Purchase Notice at any time before the Member(s), the Company or its assignee(s) pay for the shares.  The Board may authorise any person to sign, on behalf of any Member who is the subject of a Purchase Notice, an instrument of transfer relating to any of such Member’s shares which the Company has an option to purchase.  Payment of the Purchase Price by the Member(s), the Company or its assignee(s) shall be by wire transfer or certified check and made at a closing to be held no less than five ~~calendar~~(5) days after receipt of the Purchase Notice by the selling Member.

~~Intentionally Omitted~~

12A.                      Exercise of Power to Acquire Treasury Shares of the Company

The Company may acquire its own shares as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

12B.                      Election of Directors

The Board shall consist of not less than five (5) and not more than fifteen (15) Directors. The maximum size of the Board at any time and from time to time within that range (which shall not exceed fifteen (15)) may be determined by resolution of the Board or by a vote of the Members at a general meeting. Any vacancy on the Board not filled at any general meeting shall remain a vacancy for the purposes of these Bye-laws.  The Directors shall be divided into three (3) classes as nearly equal as possible (Class A, Class B and Class C).  ~~The initial Class A Directors shall serve for a term expiring at the annual general meeting of Members to be held in 2003; the initial Class B Directors shall serve for a term expiring at the annual general meeting of Members to be held in 2004; and the initial Class C Directors shall serve for a term expiring at the annual general meeting of Members to be held in 2005.~~  At each annual general meeting of Members, the successor or successors of the class of Directors shall hold office for a term expiring at the annual general meeting of Members held in the third year following the year of their election.  The Directors elected to each class shall hold office until their successors are duly elected and qualified or until their earlier death, disqualification, resignation, or removal.

13.       Defects in Appointment of Directors

All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.       Alternate Directors

The Company shall only have Alternate Directors if approved by the Board and the Members in general meeting.

15.       Observers’ Rights

The Board may grant, in its discretion and to Members who so request, the right to designate persons to attend meetings of the Board or committees appointed by the Board, in each case as non-voting observers.  Any such observers shall be reasonably acceptable to the Board.  Such grant of observers’ rights by the Board may be revoked by the Board, subject to any relevant contract in which the Company has agreed to grant observers’ rights.  The

Company shall not be responsible for any travel or other expenses of any such observer.  No breach of any observer’s rights shall invalidate any proceeding or resolution of the Board.

16.       Removal of Directors

(1)         Subject to any provision to the contrary in these Bye-laws, the Members may, at any annual general meeting or any special general meeting convened and held in accordance with these Bye-laws, remove a Director, only for Cause by the affirmative vote of Members holding at least a majority of the total combined voting power of all of the issued and outstanding shares of the Company after giving effect to any reduction in voting power required under Bye-law 51; provided, that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than fourteen (14) days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director’s removal.

(2)         A vacancy on the Board created by the removal of a Director under this Bye-law may only be filled by the affirmative vote of Members holding at least a majority of the total combined voting power of all of the issued and outstanding shares of the Company after giving effect to any reduction in voting power required under Bye-law 51.  A Director so elected shall hold office in the same class of Directors as the removed Director held until the next annual general meeting or until such Director’s office is otherwise vacated.

17.       Vacancies on the Board

(1)         Without prejudice to the power of the Members by resolution to appoint any person to be a Director in accordance with these Bye-Laws, the Board, so long as a quorum of Directors remains in office, shall have the power from time to time and at any time, by the affirmative vote of at least a majority of the Directors then in office, to appoint any person as a Director to fill any vacancy on the Board.  A Director so appointed to fill a vacancy resulting from death, disqualification, resignation, or removal shall hold office in the same class of Directors as the Director whose vacant position he is filling provided that all Directors appointed by the Board pursuant to this Bye-Law 17 shall hold office only until the next following annual general meeting. If not duly elected at such annual general meeting, such Director shall vacate office at the conclusion thereof.

(2)         The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting of the Company or (ii) preserving the assets of the Company.

(3)         The office of Director shall be vacated if the Director:

(a)                                 is removed from office for Cause pursuant to Bye-law 16 or is prohibited from being a Director by law;

(b)                                 is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

(c)                                  is or becomes of unsound mind or dies;

(d)                                 resigns his or her office by notice in writing to the Company.

18.       Notice of Meetings of the Board

(1)         A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board upon notice duly given as provided in Bye-law 18(2) below.

(2)         Notice of a meeting of the Board shall be deemed to be duly given to a Director if, at least seven (7) days prior to such meeting, it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director’s last known address or in accordance with any other instructions given by such Director to the Company for this purpose; provided, however, that a Director may consent to a shorter notice of any meeting period than the requirement of the 7 days’ prior notice period of any meeting orally or in writing before the commencement of the meeting.

19.       Quorum at Meetings of the Board

(1)         The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors in office from time to time and in no event shall be less than three (3) Directors.

(2)         The quorum necessary for the transaction of business at a meeting of any committee of the Board shall be two persons who sit on such committee.

20.       Meetings of the Board

(1)         The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

(2)         Directors may participate in any meeting by such electronic means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

(3)         Each Director shall have one (1) vote on any resolution to be decided by the Board unless disqualified from voting in accordance with these Bye-laws.  Except as otherwise provided herein, a resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

21.       Unanimous Written Resolutions

A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution.  Such resolution shall be deemed to be adopted, as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

22.       Contracts and Disclosure of Directors’ Interests

(1)         Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Director’s firm, partner or such company shall be entitled to remuneration for professional services as if such Director were not a Director; provided, that nothing herein contained shall authorise a Director or Director’s firm, partner or such company to act as Auditor ~~of the Company~~.

(2)         As required by the Act, a Director shall declare the nature of any direct or indirect interest in a contract or proposed contract or arrangement between the Company and himself, his Affiliates, or a Person who employs or has employed the Director within the preceding twelve (12) months.

(3)         A Director may not vote in respect of any contract or proposed contract or arrangement in which any of the following Persons are interested:  (i) the Director; (ii) the Director’s Affiliates (except for the Company or any Designated Company~~, as defined in Bye-law 85);~~; or (iii) a Person who employs or has employed the Director within the preceding twelve (12) months.  Such a Director may be counted in the quorum at such meeting.  A resolution with regard to a vote in respect of any such contract or proposed contract or arrangement shall be carried by the affirmative votes of a majority of the votes cast by Directors at such meeting who are not so, directly or indirectly, interested.

23.       Remuneration of Directors

(1)         The remuneration and benefits (if any) of the Directors, including without limitation, participation in any share option or incentive plan and loans (with the general or specific consent required by Section 96 of the Act) in connection therewith, shall only be permitted to the extent permitted under applicable law, and shall be determined by the Board and shall be deemed to accrue from day to day.  The Directors shall also be reimbursed for all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

(2)         A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his or her office of Director for such period on such terms as to remuneration and otherwise as the Board may determine.

(3)         To the extent permitted under applicable law, the Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director.  Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

OFFICERS

24.       Appointment of Officers

(1)                                 The Board may appoint such Officers (who may or may not be Directors) as the Board may determine.

25.       Appointment of Secretary

The Secretary and additional Officers, if any, shall be appointed by the Board from time to time.

26.       Remuneration of Officers

The Officers shall receive such remuneration as the Board may from time to time determine.

27.       Duties of Officers; Exercise of Executive Authority

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

28.       Chairman of Meetings

Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and if not the President, if there be one, shall act as chairman at all meetings of the Members and of the Board at which such person is present.  In their absence the Deputy Chairman or Vice President, in each case if there be one, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.       Register of Directors and Officers

The Board shall cause to be kept in one or more books at the Registered Office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

MINUTES

30.       Obligations of Board to Keep Minutes

(1)         The Board shall cause minutes to be duly entered in books provided for the purpose:-

(a)                                 of all elections and appointments of Officers;

(b)                                 of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

(c)                                  of all resolutions and proceedings of general meetings of the Members, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.

(2)         Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the Registered Office of the Company.

INDEMNITY

31.  Indemnification of Directors and Officers of the Company

(1)   The Company shall indemnify its Officers and Directors to the fullest extent possible except as prohibited under the Act.  Without limiting the foregoing, the Directors, Secretary and other Officers (such term to include for the purposes of Bye-laws 31 and 32, any Person appointed to any committee by the Board or any Person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan)) and employees of the Company acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company (and the Company, in the discretion of the Board, may so indemnify and secure harmless a Person by reason of the fact that such Person was an agent of the Company or was serving at the request of the Company in any other capacity for or on behalf of the Company) from and against all actions, costs, charges, losses, damages and expenses (including, without limitation, attorney’s fees in defending any such action or in proceeding against the Company to recover under this Bye-law) which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, including without limitation, any acts taken or omitted with regard to subsidiary companies of the Company, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for the acts of or the solvency or honesty of any bankers or other persons with whom any moneys or effect belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto; provided, that this indemnity shall not extend to any matter prohibited by the Act.

(2)   Any indemnification under this Bye-law 31, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraph (1) of this Bye-law 31.  Such determination shall be made (i) by the Board by a majority vote of disinterested Directors or (ii) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (iii) by the Members.

(3)   Expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to paragraph (1) of this Bye-law 31 shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Person to repay such amount if it shall be ultimately determined that such Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law; provided, that if it is determined by either (i) a majority vote of Directors who were not parties to such action, suit or proceeding or (ii) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Person is entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this paragraph (3) of this Bye-law 31.  The Company, in the discretion of the Board, may pay such expenses (including attorneys’ fees) incurred by agents of the Company or by Persons serving at the request of the Company in any other capacity for or on behalf of the Company upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

(4)   The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(5)   The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 31 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

(6)   The Company may purchase and maintain insurance to protect itself and any Director, Officer or other Person entitled to indemnification pursuant to this Bye-law to the fullest extent permitted by law.

(7)   No amendment or repeal of any provision of this Bye-law 31 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

32.  Waiver of Claim by Member

Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company; provided, that such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

MEETINGS

33.  Notice of Annual General Meeting

The annual general meeting of the Company shall be held in each year other than the year of incorporation at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint.  No annual general meeting shall take place in the United States or in the United Kingdom.  At least fifteen (15) days’ notice of such meeting shall be given to each Member stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

34.  Notice of Special General Meeting

The President or the Chairman or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgement such a meeting is necessary, upon not less than fifteen (15) days’ notice which shall state the date, time, place and the general nature of the business to be considered at the meeting.  No special general meeting shall take place in the United States or in the United Kingdom.

35.  Accidental Omission of Notice of General Meeting

The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

36.  Meeting Called on Requisition of Members

Notwithstanding anything herein, the Board shall, on the requisition of Members holding at the date of the deposit of the requisition of not less than one tenth of the paid up share capital of the Company as at the date of the deposit carrying the right to vote at general meetings of the Company, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.  The requisition delivered pursuant to this Bye-law shall contain all of the information, documents and representations required under subparagraph (3) of Bye-law 36A.

36A. Notice of Member Business and Nominations - Annual General Meetings~~.~~

(1)   Nominations of persons for election to the Board and the proposal of business to be considered by the Members may be made at an annual general meeting (a) pursuant to the Company’s notice of meeting delivered pursuant to Bye-law 33, (b) by or at the direction of the President, the Chairman or the Board or (c) by any Member who is entitled to vote at the annual general meeting on the election of Directors or such business (as applicable), who complies with the notice procedures set forth in subparagraphs (2) and (3) and who is a Member of record at the time such notice is delivered to the Secretary.

(2)   For nominations or other business to be properly brought before an annual general meeting by a Member pursuant to subparagraph (1)(c) above, the Member must give timely notice thereof in proper written form to the Secretary and, in the case of business other than nominations of persons for election to the Board, such other business must otherwise be a proper matter for Member action.

(3)   To be timely, a Member’s notice must be delivered to the Secretary at the Registered Office ~~of the Company~~ not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is advanced by more than 30 days, or delayed by more than 90 days, from such anniversary date, notice by the Member to be timely must be so delivered not earlier than the 120th day prior to such annual general meeting and not later than the close of business on the later of the 90th day prior to such annual general meeting and the 10th day following the day on which the Public Announcement of the date of such annual general meeting is first made by the Company.  In no event shall the Public Announcement of an adjournment or postponement of an annual general meeting commence a new time period for the giving of a Member’s notice as described in this subparagraph (3). In order to be in proper written form, such Member’s notice must include the following information ~~and/~~or documents, as applicable,

(i)    the name and address of the Member giving the notice, as they appear in the Register of Members, and of the Beneficial Owner, if any, on whose behalf such nomination or proposal of other business is made;

(ii)   representations that, as of the date of delivery of such notice, such Member is a holder of record of shares of the Company and is entitled to vote at such annual general meeting and intends to appear in person or by proxy at such annual general meeting to propose and vote for such nomination and any such other business;

(iii)  as to each Member Nominee, (A) all information relating to such Member Nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 14a-11 thereunder (or any successor provisions thereto), including such Member Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected and to being named in the Company’s proxy statement and form of proxy if the Company so determines and (B) such other information as may be reasonably requested by the Company;

(iv)  as to any other business that the Member proposes to bring before the annual general meeting, (A) a brief description of such business, (B) the text of the proposal (including the text of any resolutions proposed for consideration and (C) the reasons for conducting such business at the annual general meeting; and

(v)   in all cases (A) the name of each Covered Person and a description of each agreement, arrangement or understanding (whether written or oral) between Covered Persons, (B) a list of the class and number of shares ~~of the Company~~ that are Beneficially Owned or owned of record by each Covered Person, together with documentary evidence of such record or Beneficial Ownership, (C) a list of all Derivative Interests, (D) a description of each Voting Arrangement, (E) details of all Other Interests, (F) a description of all economic terms of all such Derivative Interests, Voting Arrangements and Other Interests and copies of all agreements and other documents (including but not limited to master agreements, confirmations and all ancillary documents and the names and details of the counterparties to, and brokers involved in, all such transactions) relating to each such Derivative Interest, Voting Arrangement and Other Interests, (G) a list of all transactions by each Covered Person involving any shares of shares ~~of the Company~~ or any Derivative Interests, Voting Arrangements or Other Interests within 6 months prior to the date of the notice and (H) a representation whether any Covered Person intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding ~~capital stock~~shares required to elect any Member Nominee or approve such proposal and/or otherwise to solicit or participate in the solicitation of proxies from Members in support of such nomination or proposal.

(4)   A notice delivered to the Secretary by or on behalf of any Member under this Bye-law shall be deemed to be not in compliance with this Bye-law and not be effective if (x) such notice does not include all of the information, documents and representations required under this Bye-law or (y) after delivery of such notice, any information or document required to be included in such notice changes or is amended, modified or supplemented, as applicable, prior to the date of the relevant annual general meeting and such information ~~and/~~or document is not delivered to the Secretary at the Registered Office ~~of the Company~~ by way of a further written notice as promptly as practicable following the event causing such change in information or amendment, modification or supplement, as applicable, and in any case where such event occurs within forty-five (45) days of the date of the relevant annual general meeting, within five (5) Business Days after such event; provided, however, that the Board shall have the authority to waive any such non-compliance if the Board determines that such action is appropriate in the exercise of its fiduciary duties.

(5)  Notwithstanding the first sentence of subparagraph (3), in the event that the number of Directors to be elected to the Board is increased effective at the next annual general meeting  and there is no Public Announcement specifying the size of the increased Board made by the Company at least one hundred (100) days prior to the first anniversary of the preceding year’s annual general meeting, a Member’s notice required by this Bye-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at the Registered Office ~~of the Company~~ not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Company and such notice otherwise complies with the requirements of this Bye-law.

(6)  For the purpose of these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings:

(a) “Beneficial Owner” means the beneficial owner of ~~the stock~~a share of the Company, and the Beneficial Owner~~,~~ shall be deemed to “Beneficially Own” and shall be deemed to have “Beneficial Ownership” of, any ~~capital stock of the Company~~shares (a) that such Person or any of such Person’s Affiliates or associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto) is deemed to “beneficially own” within the meaning of Section 13(d) of, and Regulation 13D under, the Exchange Act or any successor provisions thereto, or (b) that is the subject of, or the reference security for or that underlies, any Derivative Interest of such Person or any of such Person’s Affiliates or associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto), with the number of shares of ~~capital stock of~~ the Company deemed Beneficially Owned being the notional or other number of shares ~~of capital stock~~ of the Company specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of shares of ~~capital stock of~~ the Company is specified in such documentation, as determined by the Board in good faith to be the number of shares of ~~capital stock of~~ the Company to which the Derivative Interest relates.  When two or more Persons act as a partnership, limited partnership, syndicate, or other group, or otherwise act in concert, in each case, for the purpose of acquiring, holding, or disposing of securities of the Company or for the purpose of proposing one or more Member Nominees, putting forward any other proposal for consideration or voting together on any matter presented at a general meeting, such syndicate or group shall be deemed a “Person” for the purpose of these Bye-laws.  In addition, any Person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any ~~contract~~agreement, arrangement~~,~~ or undertaking (whether written or oral), or device with the purpose or effect of divesting such Person of Beneficial Ownership of any ~~capital stock of the Company~~shares or preventing the vesting of such Beneficial Ownership as part of a plan or scheme to evade the reporting requirements of this Bye-laws shall be deemed for the purposes of these Bye-laws to be the Beneficial Owner of such ~~capital stock of the Company~~shares;

(b) “Covered Person” means each Person (including any successor thereto) with whom the Member, any Beneficial Owner, any Member Group Member and each other Person (including any successor thereto) with whom any Member Group Member either is acting in concert with respect to the Company or has any agreement, arrangement or understanding (whether written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy given to such Person (including any successor thereto) in response to a public proxy solicitation made generally by such Person to all holders of common ~~stock~~shares of the Company) or disposing of any ~~capital stock of the Company~~shares or to cooperate in obtaining, changing or influencing the control of the Company (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses);

(c) “Derivative Interest” means (a) all of the derivative securities (as defined under Rule 16a-1 under the Exchange Act or any successor provision thereto) and other derivatives or similar agreements or arrangements with an exercise or conversion privilege or a periodic or settlement payment or payments or mechanism at a price or in an amount or amounts related to any security of the Company or with a value derived or calculated in whole or in part from the value of the Company or any security of the Company, in each case, directly or indirectly owned of record or Beneficially Owned by any Covered Person and (b) each other direct or indirect opportunity of any Covered Person to profit or share in any profit derived from any increase or decrease in the value of any security of the Company, in each case, regardless of whether (x) such interest conveys any voting rights in such security to such Covered Person, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) such Person may have entered into other transactions that hedge the economic effect of such interest;

(d) “Exchange Act” means the U.S. Securities Exchange Act of 1934 (as amended from time to time);

(e) “Member Group Member” means any Member Nominee and their respective Affiliates and associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto);

(f) “Member Nominee” means each person whom a Member proposes to nominate for election as a Director;

(g) “Other Interests” means other material interests of each Covered Person in such nomination or proposal or ~~capital stock of the Company~~shares (including any rights to dividends or performance related fees based on any increase or decrease in the value of such ~~capital stock~~shares or Derivative Interests);

(h) “Public Announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act or any document delivered to all Members (including any quarterly income statement); and

(i) “Voting Arrangement” means each agreement, arrangement or understanding (whether written or oral) with the effect or intent of increasing or decreasing the voting power of, or that contemplates any Person voting together with, any Covered Person with respect to any ~~capital stock of the Company~~shares, Member Nominee or other proposal.

36B.                      Notice of Member Business and Nominations — Special General Meetings.

(1)  Only such business shall be conducted at a special general meeting as shall have been brought before the meeting:

(a) pursuant to the notice of meeting delivered by the Company pursuant to Bye-law 34 or

(b) pursuant to the notice of meeting requisitioned pursuant to Bye-law 36 and delivered by the Company pursuant to Section 74 of the Act.

(2)  At a special general meeting of Members at which Directors are to be elected, nominations of persons for election to the Board may be made (i) by or at the direction of the Board or (ii) by any Member who is entitled to vote at the special general meeting on the election of Directors, who complies with the notice procedures set forth in this Bye-law 36B and who is a Member of record at the time such Member’s notice is delivered to the Secretary.

(3)  At a special general meeting of Members at which directors are to be elected, any Member may nominate such number of persons for election to such position(s) as are specified in the Company’s notice of meeting, if the Member’s notice thereof, containing all of the information, documents and representations required under Bye-law 36A (3) shall be delivered to the Secretary at the Registered Office ~~of the Company~~ not earlier than the 120th day prior to such special general meeting and not later than the close of business on the later of the 90th day prior to such special general meeting and the 10th day following the day on which Public Announcement of the date of the special general meeting and of the nominees proposed by the Board to be elected at such special general meeting is first made by the Company.

(4)  A notice delivered to the Secretary by or on behalf of any Member under this Bye-law 36B shall be deemed to be not in compliance with this Bye-law 36B and not be effective if (x) such notice does not include all of the information, documents and representations required under this Bye-law 36B or (y) after delivery of such notice, any information or document required to be included in such notice changes or is amended, modified or supplemented, as applicable, prior to the date of the relevant special general meeting and such information and/or document is not delivered to the Secretary at the Registered Office ~~of the Company~~ by way of a further written notice as promptly as practicable following the event causing such change in information or amendment, modification or supplement, as applicable, and in any case where such event occurs within 45 days of the date of the relevant meeting, within five (5) Business Days after such event; provided, however, that the Board shall have the authority to waive any such non-compliance if the Board determines that such action is appropriate in the exercise of its fiduciary duties.  In no event shall the Public Announcement of an adjournment or postponement of a special general meeting commence a new time period for the giving of a Member’s notice as described above.

36C.                      Notice of Member Business and Nominations - General

Only persons who are nominated in accordance with the procedures and other requirements set forth in Bye-laws 36A and 36B shall be eligible to be elected as Directors at a general meeting and only such business shall be conducted at a general meeting as shall have been brought before the meeting in accordance with the procedures set forth in Bye-laws 36, 36A or 36B.  The Board may adopt by resolution such rules and regulations for the conduct of general meetings as it shall deem appropriate.  Except to the extent inconsistent with such rules and regulations as adopted by the Board or these Bye-laws, the Chairman shall have the right and authority to convene the general meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the Chairman, are appropriate for the proper conduct of the general meeting.  Such rules, regulations or procedures, whether adopted by the Board or prescribed by the Chairman, may include the following:

(a) the establishment of an agenda or order of business for the general meeting;

(b) rules and procedures for maintaining order at the meeting and the safety of those present;

(c) limitations on attendance at or participation in the general meeting to Members, their duly authorized proxies and such other persons as the Board or the Chairman shall determine;

(d) restrictions on entry to the general meeting after the time fixed for the commencement thereof; and

(e) limitations on the time allotted to questions or comments by participants.

Except as otherwise provided by the Act, and these Bye-laws, the Board or the Chairman shall, if the facts warrant, determine and declare to the general meeting that any business (including a nomination for election as a Director) was not properly brought before the general meeting (including whether such business proposed to be brought before the general meeting was made in accordance with the procedures and other requirements set forth in these Bye-laws (including Bye-laws 36, 36A and 36B)) and if the Board or the Chairman should so determine, shall so declare to the general meeting, and any such business not properly brought before the general meeting shall not be transacted or considered.  Notwithstanding the foregoing provisions of Bye-laws 36, 36A and 36B, unless otherwise required by the Act, if the Member (or a qualified representative of the Member) does not appear at the annual general or special general meeting to present and vote for a nomination and any such other proposed business previously put forward by or on behalf of such Member or, immediately prior to the commencement of such meeting, such Member does not provide a written certification to the Company on and as of the date of the applicable meeting that such Member and each Covered Person, if any, is then in compliance with Bye-law 36A or 36B, as applicable, then such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such nomination or business may have been received by the Company.

37.       Short Notice

A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five percent (95%) in nominal value of the shares of the Company giving a right to attend and vote thereat in the case of a special general meeting.

37A.                      Giving Notice and Access

(1)                                 A notice may be given by the Company to a Member:

(a)                                 by delivering it to such Member in person; or

(b)                                 by sending it by letter mail or courier to such Member’s address in the Register of Members; or

(c)                                  by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d)                                 in accordance with subparagraph (4) of this Bye-law.

(2)                                Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

(3)                                Any notice (save for one delivered in accordance with subparagraph (4) of this Bye-law) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier, or transmitted by electronic means.

(4)                                Where a Member indicates his consent (in a form and manner satisfactory to the Board), to receive information or documents by accessing them on a website rather than by other means, or receipt in this manner is otherwise permitted by the Act, the Board may deliver such information or documents by notifying the Member of their availability and including therein the address of the website, the place on the website where the information or document may be found, and instructions as to how the information or document may be accessed on the website.

(5)                                In the case of information or documents delivered in accordance with subparagraph (4) of this Bye-law, service shall be deemed to have occurred when (i) the Member is notified in accordance with that Bye-law; and (ii) the information or document is published on the website.

38.       Postponement of Meetings

The Secretary may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws); provided, that notice of postponement is given to each Member before the time for such meeting.  Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

39.       Quorum for General Meeting

At the commencement of any general meeting of the Company, in accordance with the Act, save as otherwise provided by these Bye-laws, at least two ~~or more persons~~Members present in person and representing in person or by proxy in excess of 50% of all of the issued and outstanding shares ~~of the Company~~ which have voting rights attached to them shall form a quorum for the transaction of business; provided, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time.  If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine.

40.       Adjournment of Meetings

The chairman of a general meeting may, with the consent of the Members at any general meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting.  Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

41.       Attendance at Meetings

Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, however, that no Member may participate in any general meeting while that Member (or, if any Member is a Person who is not an individual, its representative) is physically present in the United States).

42.       Written Resolutions

(1) Subject to these Bye-laws, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members of the Company, may, without a meeting be done by resolution in writing in accordance with this Bye-law.

(2) Notice of a written resolution shall be given, and a copy of the resolution shall be circulated to all Members who would be entitled to attend a meeting and vote thereon.  The accidental omission to give notice to, or the non-receipt of a notice by, any Member does not invalidate the passing of a resolution.

(3)         A written resolution is passed when it is signed by, or in the case of a Member that is a corporation, on behalf of, the Members who at the date that the notice is given represent such majority of votes as would be required if the resolution was voted on at a meeting of Members at which all Members entitled to attend and vote thereat were present and voting.

(4)         A resolution in writing may be signed in any number of counterparts

(5)         A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of

Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

(6)         A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

(7)         This Bye-law shall not apply to:

(a) a resolution passed to remove an Auditor from office before the expiration of his term of office; or

(b) a resolution passed for the purpose of removing a Director before the expiration of his term of office.

(8)         For the purposes of this Bye-law, the effective date of the resolution is the date when the resolution is signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member whose signature results in the necessary voting majority being achieved and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date

43.       Attendance of Directors

The Directors ~~of the Company~~ shall be entitled to receive notice of and to attend and be heard at any general meeting.

44.       Voting at Meetings

(1)         Except as required by the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative vote of a majority of the votes cast at such meeting (after giving effect to the provisions of Bye-law 51) and in the case of an equality of votes the resolutions shall fail provided (i) the sale, lease or transfer of substantially all the assets of the Company, (ii) the discontinuance of the Company out of Bermuda to another jurisdiction, (iii) mergers or amalgamations or (iv) any amendment to this Bye-law provision shall, in each case, be approved by the affirmative vote of a majority, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

(2)         Notwithstanding the provisions of paragraph (1) of this Bye-law 44, each of the following actions shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members: (i) the sale, lease or transfer of substantially all the assets of the Company to an Affiliate of the Company or any ~~officers~~Officer or ~~directors of the Company~~Director or any Affiliate thereof and (ii) any amendment to Bye-laws 1(b), 1(~~j), 1(k~~l), 1(m), 1(~~o~~p), 1(r), 1(~~bb~~gg), 11, 51, 52, 53, 56(1), 65(2), 85 or 90; provided, however, that in the case of any amendments to Bye-laws 11, 51, 52, 53, 56(1) or 65(2), such amendments shall only be subject to this paragraph (2) if such amendment (A) could have the effect of increasing any of the rights of the Company relative to any Member, or (B) otherwise could adversely affect any Member.  Any amendment to this paragraph 2 of Bye-law 44 shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

(3)         Notwithstanding the provisions of paragraph (1) of this Bye-law 44, in the case of any transaction described in clause (i) of such paragraph (1) or in the case of a merger or amalgamation with a third party (in addition to any approval requirements set out in the Act), where any Member does not have the same right to receive the same consideration as all other Members in such transaction, such transaction must be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.  Any amendment to this paragraph (3) of Bye-law 44 shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

(4)         Notwithstanding the provisions of paragraph (1) of this Bye-law 44, any amendment to (i) the last paragraph of Bye-law 54 or (ii) this paragraph 4 of Bye-law 44, shall, in each case, be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

(5)         Notwithstanding any provision in this Bye-law to the contrary, if the Act requires that any relevant class of Members approve any action or the Act requires a higher vote, such voting requirements shall apply.

(6)         No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

45.       Decision of Chairman

At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

46.       Demand for a Poll

(1)         Notwithstanding the provisions of the immediately preceding two Bye-laws, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:-

(a)                                 the chairman of such meeting; or

(b)                                 at least three Members present in person or represented by proxy; or

(c)                                  any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

(d)                                 any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

(2)         Where, in accordance with the provisions of subparagraph (1) of this Bye-law, a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares and to the provisions of Bye-law 51, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in subparagraph (4) of this Bye-law or in the case of a general meeting at which one or more Members are present by telephone or electronic means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.

(3)         A poll demanded in accordance with the provisions of subparagraph (1) of this Bye-law, for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the Chairman (or acting chairman) may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

(4)         Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy.  Each person present by telephone or electronic means shall cast his vote in such manner as the chairman shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

47.       Seniority of Joint Holders Voting

In the case of joint holders, the vote of the senior who tenders a vote, whether in Person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

48.       Instrument of Proxy

(1)         Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws.  Every instrument of proxy, whether for a specified meeting or otherwise, shall be in such form (including, without limitation, written or electric form) as the Directors may from time to time determine and as required by applicable law.

(2)         A Person so authorised as a proxy or representative shall be entitled to exercise the same power on behalf of the grantor of the authority as the grantor could exercise and the grantor shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a Person so authorised is present at the meeting.

(3)         The instrument appointing a proxy together with such other evidence as to its due execution as the Board may from time to time require shall be delivered at the Registered Office

~~of the Company~~ (or at such place or places as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written resolution, in any document sent therewith), prior to the holding of the relevant meeting or adjourned meeting at which the individual named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written resolution, prior to the effective date of the written resolution and in default the instrument of proxy shall not be treated as valid.

(4)         Instruments of proxy shall be in any common form or other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any written resolution forms of instruments of proxy for use at the meeting or in connection with that written resolution.  The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a written resolution or amendment of a resolution put to the meeting for which it is given as the proxy thinks fit.  The instrument of proxy shall unless the contrary is stated therein be valid as well for any adjournment of the meeting as for the meeting to which it relates.

(5)         A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided, that no intimation in writing of such death, insanity or revocation shall have been received by the Company at its Registered Office (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other documents sent therewith) at least one hour before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any written resolution at which the instrument of proxy is used.

(6)         Subject to the Act, the Board may at its discretion, or the chairman of the relevant meeting may at his or her discretion with respect to such meeting only, waive any of the provisions of these Bye-laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Member at general meetings or to sign written resolutions.

49.       Representation of Corporations at Meetings

A corporation which is a Member may, by written instrument, authorise such person as it thinks fit to act as its representative at any meeting of the Members and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member.  Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation that is a Member.

VOTES OF MEMBERS

50.       General

Each share shall entitle or limit the holder thereof to such voting rights attributable to that class (or series) of share, but the exercise of any voting right shall be subject to the provisions of Bye-law 51 below.

51.       Limitation on Voting Rights of Controlled Shares

(1)         If, as a result of giving effect to the provisions of Bye-law 50 or otherwise, the votes conferred by the Controlled Shares of any Person would otherwise represent more than 9.5% of the voting power of all of the shares entitled to vote generally at an election of Directors, the votes conferred by the Controlled Shares of such Person are hereby reduced ~~(and shall be automatically reduced in the future)~~, subject to Bye-law 51(4), by whatever amount is necessary so that after any such reduction the votes conferred by the Controlled Shares of such Person shall constitute 9.5% of the total voting power of all of the shares entitled to vote generally at any election of Directors.

(2)         In determining the reduction in votes conferred by Controlled Shares pursuant to Bye-law 51(1), the reduction in the vote conferred by the Controlled Shares of any Person shall be effected proportionately among all the Controlled Shares of such Person; provided, however, that if a Member owns, or is treated as owning by the application of Section 958 of the Code, interests in another Member, the reduction in votes conferred by Controlled Shares of such Member (determined solely on the basis of shares held directly by such Member and shares attributed from such other Member) shall first be effected by reducing the votes conferred on the shares held directly by the Member that owns directly or through another entity an interest in such other Member.  The reduction in the votes of the shares held by such Member effected by the foregoing proviso shall be conferred on the shares held by such Member (and not otherwise reduced by the operation of this Bye-law 51) to the extent that so doing does not cause any Person to be treated as a 9.5% U.S. Shareholder and any remaining reduction in votes shall then be conferred proportionately among the shares held by the other Members; provided, however, that no shares shall be conferred votes to the extent that so doing shall cause any Person to be treated as a 9.5% U.S. Shareholder.

In the event that the aggregate reductions required by Bye-laws 51(1) and (2) result in less than 100 percent (100%) of the voting power of the shares being entitled to be cast, the excess of 100 percent (100%) of the voting power over the votes entitled to be cast shall be conferred on the shares held by the Members, proportionately, based on the number of shares held by each Member; provided, however, that the shares of a Member shall not be conferred votes to the extent that any U.S. Person would be considered a 9.5% U.S. Shareholder~~.  The maximum votes~~ ; provided further that ~~shall be conferred pursuant to this paragraph of Bye~~-~~law 51(2) on~~the shares of a Member that is a corporation organised under the laws of the United Kingdom shall ~~be~~not be conferred votes pursuant to this paragraph of Bye-law 51(2) to the extent, and only to the extent, doing so would cause the votes conferred by such shares to exceed 24.9~~%.~~% of the total voting power of all the shares entitled to vote.

Upon written notification by a Member to the Board, the number of votes conferred by the total number of shares held by such Member shall be reduced to that percentage of the total voting power of the Company, as so designated by such Member (subject to acceptance of such reduction by the Board in its sole discretion) so that (and to the extent that) such Member may meet any applicable insurance or other regulatory requirement (other than tax regulatory) or voting threshold or limitation that may be applicable to such member or to evidence that such Person’s voting power is no greater than such threshold.

(3)         Notwithstanding anything to the contrary in this Bye-law 51, the votes conferred by the Controlled Shares of any Person shall not exceed such amount as would result in any U.S. Person that owns shares ~~of the Company~~ (within the meaning of Section 958(a) of the Code) being treated as owning (within the meaning of Section 958 of the Code) more than 9.5% (or the lower percentage designated by a Member pursuant to Bye-law 51(3) hereof) of the aggregate voting power of the votes conferred by all the shares ~~of the Company~~ entitled to vote generally at any election of Directors.

(4)         The Board shall implement the foregoing in the manner set forth in this Bye-law.  In addition to any other provision of this Bye-law 51, any shares shall not carry rights to vote or shall have reduced voting rights to the extent that the Board reasonably determines in good faith that it is necessary that such shares should not carry the right to vote or should have reduced voting rights in order to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary of the Company or any Member or its Affiliates; provided, that the Board will use reasonable efforts to exercise such discretion equally among similarly situated Members (to the extent possible under the circumstances).

52.       Notice

Prior to any vote being cast on a resolution proposed at a meeting, the Board of Directors shall notify the Members of the voting power conferred by their shares at such meeting determined in accordance with Bye-laws 50 and 51 hereof.

53.       Requirement to Provide Information and Notice

(1)         The Company shall have the authority to request from any ~~holder of shares~~Member, and such ~~holder of shares~~Member shall provide, (a) a statement setting forth that the holder is the direct beneficial owner of the shares or, if not, the identity of such direct beneficial owner (and, in the case of more than one beneficial owner, the shares owned by each such beneficial owner), the place of organisation of a direct beneficial owner that is other than a natural person and whether such direct beneficial owner has made an election to be treated as a U.S. Person for any purpose or whether such direct beneficial owner has elected to be treated as a Subchapter S corporation for U.S. federal income tax purposes, the citizenship and residency of any Person who is a natural person and whether such Person can be treated as a U.S. resident for U.S. tax purposes, a statement regarding whether the spouse or minor children of any such beneficial owner ~~are~~ also ~~acquiring~~own shares, and the names of the great grandparents, grandparents, parents, siblings, and lineal descendants (if living) of any such beneficial owner, and a statement as to whether such direct beneficial owner holds the power to vote the shares held by such holder and, if not, the identity of the Person empowered to vote those shares, (b) a list setting forth the name of every Person holding a direct interest in such beneficial owner, the percentage interest held by such Person therein (including, if applicable, the minimum and maximum percentage interest in the case of a direct beneficial owner the interests in which can vary), and whether such Person has a right to vote to determine the manner in which the direct beneficial owner is to vote the shares owned by such beneficial owner, (c) a list setting forth the name of any Person having an option or other right to acquire an interest in any direct beneficial owner of shares and the percentage of interests in such beneficial owner subject to such option or other right ~~and~~, (d) a list of any partnership or limited liability company in which the direct beneficial owner holds a direct interest and the percentage interest held therein (including, if applicable, the minimum and maximum percentage interest in the case of an interest in which can vary~~); provided, however, that for purposes of clause (b) of this Bye-law 53(1), if the beneficial owner of the shares is a publicly traded company, such beneficial owner shall be required to provide information only with respect to a Person having a 5% or greater ownership interest in the beneficial owner.~~ ) and (e) such other information as the Board may reasonably request for the purpose of determining whether any Member’s voting rights are to be adjusted pursuant to these Bye-laws; provided, however, that any Member who has, or any Member whose parent has, a class of Equity Securities registered under the Exchange Act shall not be required to provide any information as to the holders of shares of such class of Equity Securities of such Member (other than Officers and employees of such Member, related parties of such Officers, Persons owning a 5% or greater ownership interest in such Member and employees and any other member of which such Member has knowledge. If such Member fails to respond to such a request, the Board may in its sole discretion determine that such Member’s shares shall carry reduced voting rights or no voting rights until otherwise determined by the Board in its sole discretion For purposes of this Bye-law, a Person shall be treated as a “beneficial owner” if such Person is so treated for U.S. federal income tax purposes (without giving effect to any attribution or constructive ownership rules).  In addition, the Company shall have the authority to request from any holder of shares, and such holder shall provide, to the extent that it is reasonably practicable for it to do so in such holder’s reasonable discretion, such additional information as the Company may reasonably request to determine the relationship of a holder with other holders.

(2)         Any information provided by each Member to the Company pursuant to this Bye-law, the Initial Investor Questionnaire attached as Exhibit A to a Subscription Agreement, executed in connection with a subscription for shares of the Company (each a “Subscription Agreement”), or other information provided pursuant to this Bye-law or for purposes of making the analysis required by Bye-law 11, 51 or 65 or implementing Bye-law 90, shall be deemed “confidential information” (the “Confidential Information”) and shall be used by the Company solely for the purposes contemplated by those Bye-laws (except as may be required otherwise by applicable law or regulation).  The Company shall hold such Confidential Information in strict confidence and shall not disclose any Confidential Information that it receives, except (i) to the Internal Revenue Service (the “Service”) if and to the extent the Confidential Information is required by the Service, (ii) to any outside legal counsel or accounting firm engaged by the Company to make determinations regarding the relevant Bye-laws, (iii) to Officers and employees of the Company, as set forth in Bye-law 53(3) or (~~iv~~4) as otherwise required by law or regulation.

(3)         The Company shall take all measures practicable to ensure the continued confidentiality of the Confidential Information and shall grant the Persons referred to in Bye-law 53(2)(ii) above access to the Confidential Information only to the extent necessary to allow them to assist the Company in any analysis required by Bye-law 51, 11 or 65, to implement Bye-law 90 or to determine whether the Company would realise any income that would be included in the income of any Member (or any interest holder, whether direct or indirect, of any Member) by operation of Section 953(c) of the Code.  Prior to granting access to the Confidential Information to such Persons or to any Officer or employee as set forth below, the Company shall inform them of its confidential nature and of the provisions of this Bye-law and shall require them to abide by all the provisions hereof.  The Company shall not disclose the Confidential Information to any Director (other than a Director that is also Chief Executive Officer, Chairman, Deputy Chairman, President or Vice President, except as required by law or regulation, upon request to the Company).  The Company shall be permitted to disclose the Confidential Information to an Officer (who is not also a Director ~~of the Company~~) of the Company or any of its Subsidiaries, but only if such Officer requires the Confidential Information to ensure that the Company satisfies the obligations set forth in Bye-law 90, to determine whether the Company would realise any income that would be included in the income of any Member by operation of Section 953(c) of the Code or to implement Bye-law 51, 11 or 65.  For the avoidance of doubt, the Company shall be permitted to disclose to the Members and others the relative voting percentages of the Members after application of Bye-law 51.  At the written request of a Member, the Confidential Information of such Member shall be destroyed or returned to such Member after the later to occur of (i) such Member no longer being a Member or (ii) the expiration of the applicable statute of limitations with respect to any Confidential Information obtained for purposes of engaging in any tax-related analysis.

(4)         The Company shall (i) use its commercially reasonable efforts to notify a Member immediately of the existence, terms and circumstances surrounding any request made to the Company to disclose any Confidential Information provided by or with respect to such Member and, prior to such disclosure, shall permit such Member a reasonable period of time to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Bye-law, and (ii) if, in the absence of a protective order, such disclosure is required in the opinion of counsel to the Company, the Company shall make such disclosure without liability hereunder, provided that the Company shall furnish only that portion of the Confidential Information which is legally required, shall give such Member notice of the information to be disclosed as far in advance of its disclosure as practicable and, upon the request of such Member and at its expense, shall use best efforts to ensure that confidential treatment will be accorded to all such disclosed information.

(5)         If a Member fails to respond to a request for information from the Company pursuant to this Bye-law, or submits incomplete or inaccurate information in response to such a request, the Company may in its reasonable discretion determine that such Member’s shares shall carry no or reduced, as the case may be, voting rights until otherwise determined by the Company in its reasonable discretion.

(6)         Each member shall deliver notice to the Company within ten (10) days following the date that such Member acquires actual knowledge that it is a U.S. Person that owns, directly or indirectly, Controlled Shares in excess of 9.0% or more of the Company or its Affiliates.

(7)         Notwithstanding the foregoing, no Member shall be liable to any other Member or the Company for any loss or damages resulting from such Member’s submission of incomplete or inaccurate information in response to a request under this Bye-law; provided such Member made a good faith effort to provide complete and accurate information, except to the extent otherwise provided in these Bye-laws.

~~(6)~~(8)                  The Board may rely exclusively on the analysis, deliberation, reports and other communications of those Persons specified in (i)-(iii) of Bye-law 53(2) above with respect to the collection, disclosure or use of the Confidential Information, including, but not limited to, satisfying the obligations set forth in Bye-law 90, determining whether the Company would realise any income that would be included in the income of any Member (or any interest holder, whether direct or indirect, of any Member) by operation of Section 953(c) of the Code or implementing Bye-law 51, 11 or 65.

SHARE CAPITAL AND SHARES

54.       Rights of Shares

Subject to any resolution of the Members or, pursuant to Bye-law 55, the Board to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the share capital of the Company shall be divided into shares of a single class the holders of which shall, subject to the provisions of these Bye-laws:

(a)                                 be entitled to one vote per share (but the exercise of any voting right shall be subject to the provisions of Bye-law 51 hereof);

(b)                                 be entitled to such dividends as the Board may from time to time declare;

(c)                                  in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company;  and

(d)                                 generally be entitled to enjoy all of the rights attaching to shares.

The Company shall not undertake any transaction (including, without limitation, any transaction in which any shares would be combined into a smaller number of shares) that would cause the Company to purchase, redeem or otherwise acquire any share or fractional share held by any Member without the agreement of such Member unless approved by the affirmative vote of ~~eighty percent (80%) of the total number of shares entitled to vote at a meeting of Members (if such transaction occurs before an initial public offering) or unless approved by the affirmative vote of~~ at least two-thirds of the total number of shares entitled to vote at a meeting of Members ~~(if such transaction occurs after an initial public offering);~~; provided, however, that the foregoing restriction shall not prevent the Company from effecting the provisions of Bye-law 11(~~2) or 11(~~3) or from engaging in any (a) merger or amalgamation with an entity not an Affiliate of the Company and not involving an internal restructuring, ~~any~~(b) discontinuance ~~in~~from Bermuda and continuance in a new jurisdiction or (c) any scheme of arrangement, in accordance with the provisions of these Bye-laws.

54A.        Rights of Treasury Shares

All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

55.       Power to Issue Shares

(1)         Subject to the restrictions, if any, that are provided for in these Bye-laws from time to time and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have power to issue any unissued shares of the Company at such times, for such consideration and on such terms and conditions as it may determine and, further, any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Board may determine.  Further, the Board may create and issue shares of a new class or of any existing class of shares and the Board may generally exercise the powers of the Company set out in sections 45(1)(b), (c), (d) and (e) of the Act.  The Board may also issue options, warrants or other rights to purchase or acquire shares or, subject to Section 43 of the Act, securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issue of shares or options or rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine.  The Board may create and issue series of shares including, but not limited to, series of preferred shares (which may or may not be separate classes of preferred shares), at such times, for such consideration and on such terms and conditions, with similar or different rights or restrictions as any other series (or class) and to establish from time to time the number of preferred shares to be included in each such series (or class), and to fix the designation, powers, preferences, voting rights, dividend rights, repurchase provisions, and other rights, qualifications, limitations or restrictions thereof, as it may determine.

(2)         The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

~~(3)         The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of a purchase or subscription made or to be made by any Person of or for any shares in the Company, but nothing in this Bye-law shall prohibit transactions mentioned in Sections 39A, 39B and 39C of the Act.~~

(3)         Intentionally Omitted.

(4)         The Company may (and the Board may exercise such power) from time to time do any one or more of the following things:

(a)                                 make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

(b)                                 accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up;

(c)                                  pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

(d)                                 issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

(5)         Notwithstanding Bye-law 55(1), the Board may not grant options to Directors, Officers or employees of the Company to acquire shares at an exercise price less than the Fair Market Value of any such shares on the date of grant.

56.       Variation of Rights, Alteration of Share Capital ~~and Purchase of Shares~~ of the Company

(1)         Subject to the provisions of Section 42 of the Act and the restrictions, if any, that are provided for in these Bye-laws from time to time, any preference shares may be issued that, at a determinable date or at the option of the Members ~~of the Company~~, are liable to be redeemed on such terms and in such manner as the Company before the issue or conversion may by resolution approve.

(2)         Subject to the provisions of Section 43 of the Act and the restrictions, if any, that are provided for in these Bye-laws from time to time, any preference shares may be converted into shares that, at a determinable date or at the option of the Company, are liable to be redeemed on such terms and in such manner as the Members ~~of the Company~~ before the conversion may by resolution approve.

(3)         If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the ~~consent in writing of the holders of three~~-~~fourths of the issued shares of that class or with the~~ sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act.  The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith or having different restrictions.  Further, the rights attaching to any shares shall be deemed not to be altered by the creation or issue of any share ranking in priority for payment of a dividend or in respect of capital or which confer on the holder thereof voting rights more favourable ~~then~~than those conferred by such common share.

(4)         The Company may from time to time change the currency denomination of, increase, alter or reduce its share capital in accordance with the provisions of Sections 45 and 46 of the Act.  Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit including, without limiting the generality of the foregoing, the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

~~(5).      Subject to the restrictions, if any, that are provided for in these Bye-laws from time to time, the Company may from time to time purchase its own shares in accordance with the provisions of Section 42A of the Act.~~

57.       Registered Holder of Shares

(1)         In addition to the provisions of Section 65(7) of the Act, the Company shall be entitled to treat the registered holder of any share as the absolute owner thereof subject to any lien the Company may have with respect to such shares in accordance with these Bye-laws, and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other Person.

(2)         Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such Person and to such address as the holder or joint holders may in writing direct.  If two or more Persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

58.       Death of a Joint Holder

Where two or more Persons are registered as joint holders of a share or shares then, in the event of the death of any joint holder or holders, the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

59.       Share Certificates

(1)         Every Member shall be entitled to a certificate under the common seal of the Company or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying how much has been paid thereon.  The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means. Notwithstanding the provisions of Bye-law 87, the Board may determine that a share or other security certificate need not be signed (the seal attested) on behalf of the Company.

(2)         If any such certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

60.       Lien on, Calls on and Forfeiture of Shares

(1)         The Company shall have a first and paramount lien on every share (whether or not such share is a fully paid share) registered in the name of a Member (whether or not jointly with other Members) for all amounts of money presently payable by such Member or his or her estate to the Company in connection with any loan made by the Company to such Member to acquire shares in the Company or any holding company, subsidiary company or Affiliated company of the Company ~~as permitted under Section 39A(4)(c) of the Act~~ and in connection with any other loan made by the Company to a Member for any other purpose whether the same shall have been incurred before or after notice to the Company of any equitable or other interest of any Person other than such Member, and whether the period for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such Member or his or her estate and any other Person, whether a Member or not.  The Company’s lien on a share shall extend to all dividends or other moneys payable thereon or in respect thereof.  The Board may at any time, generally or in any particular case, waive any lien that has arisen or declare any share exempt in whole or in part, from the provisions of this Bye-law.

(2)         Subject to these Bye-laws, the Company may sell in such manner as the Board determines any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable, or the liability or engagement in respect of which such lien exists is liable to be presently fulfilled or discharged nor until the expiration of fourteen (14) clear days after a notice in writing, stating and demanding payment of the sum presently payable, or specifying the liability or engagement and demanding fulfilment or discharge thereof and giving notice of the intention to sell in default, has been served on the registered holder for the time being of the share or the Person entitled thereto by reason of his or her death or bankruptcy.

(3)         The net proceeds of the sale shall be received by the Company and applied in or towards payment or discharge of the debt or liability in respect of which the lien exists, so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale) be paid to the Person entitled to the share at the time of the sale.  To give effect to any such sale the Board may authorise some Person to transfer the shares sold to the purchaser thereof.  The purchaser shall be registered as the holder of the shares so transferred and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

(4)         Subject to these Bye-laws and to the terms of allotment, the Board may from time to time make calls upon the Members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium), and each Member shall (subject to being given at least fourteen (14) clear days’ notice specifying the time and place of payment) pay to the Company as required by such notice the amount called on his shares.  A call may be extended, postponed or revoked in whole or in part as the Board determines but no Member shall be entitled to any such extension, postponement or revocation except as a matter of grace and favour.

(5)         A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed and may be made payable either in one lump sum or by instalments.  The Board may make arrangements on the issue of shares for a difference between the ~~shareholders~~Members in the amount of calls to be paid and in the times of payment.

(6)         A Person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made.  The joint holders of a share shall be jointly and severally liable to pay all calls and instalments due in respect thereof or other moneys due in respect thereof.

(7)         If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest on the amount unpaid from the day appointed for payment thereof to the time of actual payment at such rate as the Board may determine, but the Board may in its absolute discretion waive payment of such interest wholly or in part.

(8)         No Member shall be entitled to receive any dividend or bonus or to be present and vote (save as proxy for another Member) at any general meeting either personally or by proxy, or be reckoned in a quorum, or exercise any other privilege as a Member until all calls or instalments due by him to the Company, whether alone or jointly with any other Person, together with interest and expenses (if any) shall have been paid.

(9)         On the trial or hearing of any action or other proceedings for the recovery of any money due for any call, it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book, and that notice of such call was duly given to the Member sued, in pursuance of these Bye-laws; and it shall not be necessary to prove the appointment of the Directors who made such call, nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

(10)  Any amount payable in respect of a share upon allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and payable on the date fixed for payment and if it is not paid the provisions of these Bye-laws shall apply as if that amount had become due and payable by virtue of a call duly made and notified.

(11)  The Board may, on the issue of shares, differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment of such calls.

(12)  The Board may, if it thinks fit, receive from any Member willing to advance the same, and either in money or money’s worth, all or any part of the moneys uncalled and unpaid or instalments payable upon any shares held by him and upon all or any of the moneys so advanced (until the same would, but for such advance, become presently payable) pay interest at such rate (if any) as the Board may decide.  The Board may at any time repay the amount so advanced upon giving to such Member not less than one month’s notice in writing of its intention in that behalf, unless before the expiration of such notice the amount so advanced shall have been called up on the shares in respect of which it was advanced.  Such payment in advance shall not entitle the holder of such share or shares to participate in respect thereof in a dividend subsequently declared.

(13)  If a call remains unpaid after it has become due and payable the Board may give to the Person from whom it is due not less than fourteen (14) clear days’ notice:

(a)                                 requiring payment of the amount unpaid together with any interest which may have accrued and which may still accrue up to the date of actual payment; and

(b)                                 in the form, or as near thereto as circumstances admit, of Form “B” in the Schedule hereto.

(14)  If the requirements of any such notice are not complied with, any share in respect of which such notice has been given may at any time thereafter, before payment of all calls and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect, and such forfeiture shall include all dividends and bonuses declared in respect of the forfeited share but not actually paid before the forfeiture.

(15)  When any share has been forfeited, notice of the forfeiture shall be served upon the Person who was before forfeiture the holder of the share.  No forfeiture shall be invalidated by any omission or neglect to give such notice.

(16)  The Board may accept the surrender of any share liable to be forfeited hereunder and, in such case, references in these Bye-laws to forfeiture will include surrender.

(17)  Until cancelled in accordance with the requirements of the Act, a forfeited share shall be the property of the Company and, subject to Bye-laws 50 and 51, may be sold, re-allotted, or otherwise disposed of to such Person, upon such terms and in such manner as the Board determines, and at any time before a sale, re-allotment or disposition the forfeiture may be annulled by the Board on such terms as the Board determines.

(18)  A Person whose shares have been forfeited shall cease to be a Member in respect of the forfeited shares but nevertheless shall remain liable to pay the Company all moneys which at the date of forfeiture were presently payable by him to the Company in respect of the shares, with (if the Board shall in its discretion so require) interest thereon from the date of forfeiture until payment at such rate as the Board determines.  The Board may enforce payment thereof if it thinks fit, and without any deduction or allowance for the value of the forfeited shares, at the date of forfeiture, but his or her liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.  For the purposes of this Bye-law any sum which, by the terms of issue of a share, is payable thereon at a fixed time which is subsequent to the date of forfeiture, whether on account of the nominal value of the share or by way of premium, shall notwithstanding that time has not yet arrived be deemed to be payable at the date of forfeiture, and the same shall become due and payable immediately upon the forfeiture, but interest thereon shall only be payable in respect of any period between the said fixed time and date of actual payment.

(19) A declaration by a Director or the Secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts therein stated as against all Persons claiming to be entitled to the share, and such declaration shall (subject to the execution of an instrument of transfer by the Company if necessary) constitute a good title to the share, and the Person to whom the share is disposed of shall be registered as the holder of the share and shall not be bound to see to the application of the consideration (if any), nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the forfeiture, sale or disposal of the share.  When any share shall have been forfeited, notice of the declaration shall be given to the Member in whose name it stood immediately prior to the forfeiture, and an entry of the forfeiture, with the date thereof, shall forthwith be made in the register, but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice or make any such entry.

(20) Notwithstanding any such forfeiture as aforesaid the Board may at any time, before any shares so forfeited shall have been sold, re-allotted or otherwise disposed of, permit the shares forfeited to be bought back upon the terms of payment of all calls and interest due upon and expenses incurred in respect of the share, and upon such further terms (if any) as it thinks fit.

(21) The forfeiture of a share shall not prejudice the right of the Company to any call already made or instalment payable thereon.

(22) The provisions of these Bye-laws as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

REGISTER OF MEMBERS

61.  Contents of Register of Members

The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

62.  Inspection of Register of Members

(1)   The Register of Members shall be open to inspection at the Registered Office ~~of the Company~~ on every day other than a Saturday, Sunday or public holiday in Bermuda, or, in the case of the branch register, in the United States, in the jurisdiction where such Branch Register of Members is maintained, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each such day be allowed for inspection.  The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

(2)   The Board shall have the authority to require any Beneficial Owner to be disclosed to the Company and to be registered in the Register. If such Beneficial Owner fails to disclose to the Company its identity, the Board may in its sole discretion determine that such Beneficial Owner’s shares shall carry reduced voting rights or no voting rights unless and until otherwise determined by the Board in its sole discretion or may exercise its right to purchase the Beneficial Owner’s shares pursuant to Bye-law 11.

63.  Determination of Record Dates

Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

(a)                                 determining the Members entitled to receive any dividend; and

(b)                                 determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

TRANSFER OF SHARES AND WARRANTS

64.  Instrument of Transfer

(1)   Subject to the Act and to such other of the restrictions contained in these Bye-laws as may be applicable, any Member may transfer all or any of his shares or warrants by an instrument of transfer as specified herein.

(2)   An instrument of transfer shall be in such form as authorised by the Board but subject to the provisions of the Act applying to transfers of shares as the same shall stand from time to time including any provision requiring a proper instrument of transfer to be delivered to the Company, as the same may apply to the Company.  The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members or such warrant until the same has been transferred to the transferee in the applicable register of warrants.

(3)   The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate, in respect of the shares, or the warrants, to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

(4)   The restrictions on transfer authorised or imposed by these Bye-laws shall not be imposed in any circumstances in a way that would interfere with the settlement of trades or transactions entered into through the facilities of a stock exchange or automatic quotation system on which the shares are listed or traded from time to time; provided, that the Company may decline to register transfers in accordance with these Bye-laws and resolutions of the Board after a settlement has taken place.

65.  Restriction on Transfer

(1)   The Board shall not register a transfer unless all applicable consents, authorisations and permissions of any governmental or regulatory body or agency in Bermuda, the United States or any other applicable regulator of any other applicable jurisdiction ~~required to be obtained shall have~~with respect thereto has been obtained.  Unless otherwise prohibited by applicable law, rule or regulation, the Board shall approve such a transfer, except as otherwise provided in these Bye-laws. The Board may, in its absolute discretion and without assigning any reason therefor, decline to register (a) a transfer of shares not made in conformity with the terms of these Bye-laws, or (b) any transfer of any share which is not a fully-paid share.

(2)   The Board may decline to register the transfer of any shares or warrants if the Board reasonably determines in good faith that, based on an opinion of counsel, (i) in the case of a transfer other than (x) pursuant to an effective registration statement under the Securities Act, (y) ~~after an initial public offering of shares pursuant to such a registration statement, in a sale by a Member in accordance with Rule 144 or (z)~~ in connection with the settlement of trades or transactions entered into through the facilities of a stock exchange or automated quotation system on which the shares are listed or traded from time to time, such transfer is likely to expose the Company, any ~~subsidiary~~Affiliates thereof, any Member or any Person ceding insurance to the Company or any ~~subsidiary~~Affiliates of the Company to adverse tax consequences or materially adverse legal or regulatory treatment in any jurisdiction or (ii) registration of such transfer under the Securities Act or under any blue sky or other U.S. state securities laws or under the laws of any jurisdiction is required and such registration has not been duly effected; provided, however, that in this case ~~(ii)~~ the Board shall be entitled to request and rely on an opinion of counsel (such counsel to be reasonably satisfactory to the Board) to the transferor or the transferee (and the Company shall not be obligated to pay any expenses of such counsel), in form and substance reasonably satisfactory to the Board, that no such registration is required, and the Board shall be obligated to register such transfer upon the receipt of such an opinion.  A proposed transferee will be permitted to dispose of any shares or warrants purchased that violate these restrictions and as to which registration of the transfer is refused.  The transferor of such shares or warrants shall be deemed to own such shares or warrants for dividend, voting and reporting purposes until a transfer of such shares has been registered on the Register of Members or such warrants ~~has~~have been registered on the applicable register of warrants.

(3)   ~~Except in connection with an effective registration statement, a sale in accordance with Rule 144 of the shares of the Company after an initial public offering or in connection with the settlement of trades or transactions entered into through the facilities of a stock exchange or automated quotation system on which the shares are listed or traded from time to time,~~ The Board may require any Member, or any Person proposing to acquire shares or warrants ~~of the Company~~, to provide the information required by Bye-law 53.  If any such Member or proposed acquiror does not provide such information, or if the Board has reason to believe that any certification or other information provided pursuant to any such request is inaccurate or incomplete, the Board may decline to register any transfer or to effect any issuance or purchase of shares or warrants to which such request related.

(4)   If the Board declines to register a transfer it shall, within thirty (30) days after the date on which the instrument of transfer was lodged, send to the proposed transferor and transferee notice of such refusal.

(5)   The restrictions on transfer authorised or imposed by these Bye-laws shall not be imposed in any circumstances in any way that would interfere with the settlement of trades or transactions entered into through the facilities of a stock exchange or automatic quotation system on which the shares are listed or traded from time to time; provided, that the Company may decline to register transfers in accordance with these Bye-laws and resolutions of the Board after a settlement has taken place.

~~(5)~~(6)      Any purported transfer (except by operation of law) of any shares or warrants in contravention of any of the restrictions on transfer contained in these Bye-laws shall be void and of no effect.

66.  Transfers by Joint Holders

The joint holders of any share(s) or warrant(s) may transfer such share(s) or warrant(s) to one or more of such joint holders, and the surviving holder or holders of any share(s) or warrant(s) previously held by them jointly with a deceased Member may transfer any such share or warrant to the executors or administrators of such deceased Member.

TRANSMISSION OF SHARES

67.  Representative of Deceased Member

In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only Persons recognised by the Company as having any title to the deceased Member’s interest in the shares.  Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share that had been jointly held by such deceased Member with other Persons.  Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other Person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

68.  Registration on Death or Bankruptcy

Any Person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some Person to be registered as a transferee of such share, and in such case the Person becoming entitled shall execute in favour of such nominee an instrument of transfer in the form, or as near thereto as circumstances admit, of Form “D” in the Schedule hereto.  On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

DIVIDENDS AND OTHER DISTRIBUTIONS

69.  Declaration of Dividends by the Board

The Board may, subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

70.  Other Distributions

The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company.

71.  Reserve Fund

The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as ~~a reserve to be used to meet contingencies or for equalising dividends or for any other special purpose~~ reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time think fit. The Board may also without placing the same to reserve carry forward any sums which it may think it prudent not to distribute.

72.  Deduction of Amounts Due to the Company

The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

CAPITALISATION

73.  Issue of Bonus Shares

(1)   The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares, pro rata, to the Members.

(2)   The Company may capitalise any sum standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS

74.  Records of Account

The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)                                 all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)                                 all sales and purchases of goods by the Company; and

(c)                                  the assets and liabilities of the Company.

Such records of account shall be kept at the Registered Office ~~of the Company~~ or, subject to Section 83(2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

75.  Financial Year-end

The financial year-end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

76.  Financial Statements

Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting~~.~~ or made available to Members in accordance with the Act.  A resolution in writing made in accordance with Bye-law 42 receiving, accepting, adopting, approving or otherwise acknowledging financial statements shall be deemed to be the laying of such statements before the Members in general meeting.

AUDIT

77.  Appointment of Auditor

Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company.  Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor ~~of the Company~~.

78.  Remuneration of Auditor

The remuneration of the Auditor shall be fixed by the Company in general meeting or in such manner as the Members may determine, or, by the Board as permitted under the Act.

79.  Vacation of Office of Auditor

If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of illness or other disability at a time when the Auditor’s services are required, the Board shall, as soon as practicable, convene a special general meeting to fill the vacancy thereby created.

80.  Access to Books of the Company

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or

Officers ~~of the Company~~ for any information in their possession relating to the books or affairs of the Company.

81.  Report of the Auditor

(1)   Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

(2)   The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards.  The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

(3)   The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda.  If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

 ~~NOTICES~~ SUBSIDIARIES

~~82.  Notices to Members of the Company~~

~~A notice may be given by the Company to any Member either by delivering it to such Member in person or by sending it to such Member’s address in the Register of Members or to such other address given for the purpose.  For the purposes of this Bye~~-~~law, a notice may be sent by mail, courier service, cable, telex, telecopier, facsimile, electronic-mail or other mode of representing words in a legible and non~~-~~transitory form.~~

~~83.  Notices to Joint Members~~

~~Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more Persons, be given to whichever of such Persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.~~

~~84.  Service and Delivery of Notice~~

~~Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile or other method as the case may be.~~

82.  Intentionally Omitted.

83.  Intentionally Omitted.

84.  Intentionally Omitted

85.       Certain Subsidiaries

(1)         Notwithstanding any provision of these Bye-laws to the contrary, if (i) the voting rights of the Controlled Shares of any U.S. Person are adjusted pursuant to Bye laws 51(1) and 51(4) and (ii) the Company is required or entitled to vote with respect to the election of Directors at a general meeting of any direct non-U.S. subsidiary of the Company that ~~either (i) is an insurance company or (ii) has a direct or indirect subsidiary that~~ is an insurance company, the Board shall refer the subject matter of such vote to the Members ~~of the Company on a poll~~ (subject to Bye-laws ~~50-53 (inclusive))~~44 and 51) and seek authority from the Members for the ~~Company’s~~Company’s corporate representative or proxy to vote in favour of the resolution proposed by the subsidiary.  The Board shall direct the Company’s corporate representative or proxy to vote the Company’s shares in the subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the subsidiary.  The Board shall have authority to resolve any ambiguity.

(2)         The Board in its discretion shall require that the Bye-laws or Articles of Association or similar organizational documents of each subsidiary of the Company organized under the laws of a jurisdiction outside the United States of America, other than any non-U.S. subsidiary that is a direct ~~or indirect~~ subsidiary of a U.S. Person, shall contain provisions substantially similar to Bye-law 85(1) and this Bye-law 85(2).  The Company shall enter into agreements, as and when determined by the Board, with each such subsidiary, only if and to the extent reasonably necessary and permitted under applicable law, to effectuate or implement this Bye-law.

SEAL OF THE COMPANY

86.       The Seal

The Company may adopt a seal in such form as the Board may from time to time determine.  The Board may adopt one or more duplicate seals for use in or outside Bermuda.

87.       Manner in Which Seal is to be Affixed

(1)                                 A seal may, but need not be affixed to any deed, instrument, share certificate or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director, or (ii) any Officer, or (iii) the Secretary, or (iv) any person authorised by the Board for that purpose.  Any such signature may be printed or affixed by mechanical means on any share certificate, debenture, share or other security certificate.

(2)                                 ~~A Resident Representative~~The Secretary may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

BENEFITS AND INSURANCE

88.       Benefits and Insurance

(1)                                 The Board may (by establishment of or maintenance of schemes or otherwise) provide benefits, whether by share options and incentive plans and loans to acquire shares (subject to obtaining any general or specific consent under the provision of Section 96 of the Act), by the payment of gratuities or pensions or by insurance or otherwise, for any past or present Director, Officer or employee of the Company or any of its subsidiaries, or Affiliates and for any Member of his or her family (including a spouse and a former spouse) or any individual who is or was dependent on him or her, and may (as well before as after he ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

(2)         Without prejudice to the provisions of Bye-laws 31 and 32, the Board shall have the power to purchase and maintain insurance for or for the benefit of any individuals who are or were at any time Directors, Officers, or employees of the Company, or of any of its subsidiaries or Affiliates, or who are or were at any time trustees of any pension fund in which Directors, Officers or employees of the Company or any such subsidiary or Affiliate are interested, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such individuals in respect of any act or omission in the actual or purported execution or discharge of their duties or in the exercise or purported exercise of their powers or otherwise in relation to their duties, powers or offices in relation to the Company or any such other company, subsidiary or pension fund.

(3)         No Director or former Director shall be accountable to the Company or the Members for any benefit provided pursuant to this Bye-law and the receipt of any such benefit shall not disqualify any individual from being or becoming a Director.

WINDING-UP

89.       Determination to Liquidate/Winding-up/Distribution by Liquidator

Subject to the Act, the Company shall be wound up voluntarily by resolution of the Members; provided, that the Board shall have the power to present any petition and make application in connection with winding up or liquidation of the Company.  If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members.  The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CERTAIN TAX PROVISIONS

90.       Unrelated Business Taxable Income

The Company shall, and shall cause its Designated Companies to, undertake reasonable best efforts to ensure that neither the Company nor any Designated Company realises any income that causes any Member (or any interest holder, whether direct or indirect, in any Member) to realise “unrelated business taxable income” (“UBTI”) as determined under Section 512 of the Code.  The Company shall be deemed to have satisfied its obligation to undertake commercially reasonable best efforts to ensure that a Member (or any interest holder, whether direct or indirect, in any Member) does not realise UBTI solely as a result of the Member being considered a “United States shareholder” (as defined in Section 951(b) of the

Code) (but not as specially defined in Section 953(c) of the Code) of the Company by the due implementation of the provisions of Bye-law 51.

ALTERATION OF BYE-LAWS

91.       Alteration of Bye-laws

No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members, in accordance with Bye-law 44.

SCHEDULE - FORM A (Intentionally Omitted)

A

SCHEDULE - FORM B (Bye-law 60)

NOTICE OF LIABILITY TO FORFEITURE FOR NON-PAYMENT OF CALL

You have failed to pay the call of [amount of call] made on the        day of          , 20   last, in respect of the [number] share(s) [numbers in figures] standing in your name in the Register of Members of the Company, on the        day of           , 20   last, the day appointed for payment of such call.  You are hereby notified that unless you pay such call together with interest thereon at the rate of              per annum computed from the said        day of            , 20    last, on or before the          day of            , 20    next at the place of business of the Company the share(s) will be liable to be forfeited.

Dated this          day of               , 20

[Signature of Secretary]

By order of the  Board

B

SCHEDULE - FORM C (Bye-law 64) (Intentionally Omitted)

C

SCHEDULE - FORM D (Bye-law 68)

TRANSFER BY A PERSON BECOMING ENTITLED ON DEATH/BANKRUPTCY
OF A MEMBER

I/We having become entitled in consequence of the [death/bankruptcy] of [name of the deceased Member] to [number] share(s) standing in the Register of Members of Montpelier Re Holdings Ltd. in the name of the said [name of deceased Member] instead of being registered myself/ourselves elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee his or her executors administrators and assigns subject to the conditions on which the same were held at the time of the execution thereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

WITNESS our hands this          day of               , 20

Signed by the above-named )
[Person or Persons entitled] )
in the presence of: )

Signed by the above-named )
[transferee] )
in the presence of:

D

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01SAWB 1 U PX + General Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote “FOR” all nominees in Proposals 1 and 2 and “FOR” Proposals 3, 4 and 5. 1. To fix the number of directors of the Company at twelve and to elect one Class B and four Class C director nominees to the Company’s Board of Directors for terms expiring in 2016 and 2017, respectively. 01 - Henry R. Keizer 04 - Nicholas C. Marsh 02 - Michael R. Eisenson For Against Abstain For Against Abstain 01 - Christopher L. Harris For Against Abstain For Against Abstain 02 - Jonathan B. Kim 03 - Christopher L. Harris For Against Abstain For Against Abstain 03 - Christopher T. Schaper For Against Abstain For Against Abstain 5. Advisory vote to approve executive compensation. 2. To elect the designated company directors in respect of Montpelier Reinsurance Ltd., a wholly-owned reinsurance company organized under the laws of Bermuda. 3. To approve the adoption of the Amended and Restated Bye-laws of the Company, which would go into effect from the conclusion of the Annual General Meeting. ANNUAL GENERAL MEETING INFORMATION 4. To appoint PricewaterhouseCoopers Ltd., an independent registered public accounting firm, as the Company’s independent auditor for 2014 and to authorize the Company’s Board, acting by the Company’s Audit Committee, to set their remuneration. 05 - Ian M. Winchester NOTE: To consider such other business as may properly come before the Annual General Meeting or any adjournments thereof. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MMMMMMM 1 9 3 0 2 4 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 A.M., Central Time, On May 16, 2014. Vote by Internet • Log on to the Internet and go to www.investorvote.com/mrh • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2014 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD MAY 16, 2014 The undersigned appoints Michael S. Paquette or failing him any other officer of Montpelier Re Holdings Ltd. as proxy, to vote on behalf of the undersigned, all Common Shares of the undersigned at the 2014 Annual Meeting to be held May 16, 2014, and at any adjournment thereof, subject to any directions indicated on the reverse side. Your vote is important! Please complete, date, sign and return this form to Proxy Services, c/o Computershare, P.O. Box 43102, Providence, RI 02940-5068 in the accompanying envelope, which does not require postage if mailed in the United States. This proxy when properly signed will be voted in accordance with the instructions, if any, given hereon. If this form of proxy is properly signed and returned but no direction is given, the proxy will be voted FOR all nominees in proposals 1 and 2 and FOR proposals 3, 4 and 5, in each case listed on the reverse side and in accordance with the proxyholder’s best judgment as to any other business as may properly come before the 2014 Annual Meeting. . Proxy — MONTPELIER RE HOLDINGS LTD. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q